Exhibit 10.1

CLIFFORD CHANCE LLP

EXECUTION VERSION

ACRE DEBT 2 PLC

AS ISSUER

AND

U.S. BANK TRUSTEES LIMITED

AS TRUSTEE

TRUST DEED

IN RELATION TO

£519,632,743.56 CLASS A GBP ASSET BACKED FLOATING RATE

NOTES DUE 2025

€122,493,843.06 CLASS A EUR ASSET BACKED FLOATING RATE

NOTES DUE 2025

£174,149,194.44 CLASS B GBP ASSET BACKED FLOATING RATE

NOTES DUE 2025

€83,720,557.94 CLASS B EUR ASSET BACKED FLOATING RATE

NOTES DUE 2025

AND

100 RESIDUAL CERTIFICATES

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35. Powers Additional		38

36. Execution		38

Schedule 1	Form of Note Certificate	39

Schedule 2	Form of Residual Certificate	44

Schedule 3	Terms and Conditions of the Notes	49

Schedule 4	Provisions for Meetings of Noteholders	79

Schedule 5	Terms and Conditions of the Residual Certificates	88

Schedule 6	Provisions for Meetings of Certificateholders	102

Schedule 7	Form of Class B Noteholder write-down notice	110

EXECUTION PAGE(S)		1

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THIS DEED is made on 30 June 2020.

BETWEEN:

(1)	ACRE DEBT 2 PLC (registered number 12635042) whose registered office is at 8th Floor 20 Farringdon Street, London, United Kingdom, EC4A 4AB (the “Issuer”); and

(2)

U.S. BANK TRUSTEES LIMITED (registered number 02379632), a private limited company incorporated under the laws of England and Wales with its principal office at 5th Floor, 125 Old Broad Street, London EC2N (in its capacity as the “Trustee” which expression shall include such company and all other persons or companies for the time being acting as trustee (or co-trustee) pursuant to the terms of this Deed and the Deed of Charge (as applicable)).

INTRODUCTION:

(A)	The Issuer has authorised the creation and issue of the Initial Notes and the Residual Certificates, to be constituted by this Deed and secured by the Security.

(B)	The Trustee has agreed to act as Trustee of the Trust Property in accordance with the provisions of this Deed and the other Trust Documents.

THIS DEED WITNESSES as follows:

SECTION A

INTERPRETATION

1.	DEFINITIONS

1.1

Unless otherwise defined in this Deed or the context requires otherwise, words and expressions used in this Deed have the meanings and constructions ascribed to them in schedule 1 (Master Definitions Schedule) to the Incorporated Terms Memorandum dated on or about the date of this Deed and signed, inter alios, by the parties to this Deed and others (as the same may be amended, varied and/or supplemented from time to time with the consent of the parties to this Deed, the “Incorporated Terms Memorandum”). This Deed shall be construed in accordance with the principles of construction and interpretation set out in the Incorporated Terms Memorandum.

1.2	References to this Deed mean this Deed, the Conditions, the Residual Certificate Conditions and the Schedules and any trust deed supplemental hereto and the Schedules (if any) thereto.

2.	COMMON TERMS

2.1	Incorporation of Common Terms

Except as provided below, the common terms set out in schedule 2 (Common Terms) to the Incorporated Terms Memorandum (the “Common Terms”) apply to this Deed and shall be binding on the parties to this Deed as if set out in full in this Deed.

2.2	Conflict with Common Terms

If there is any conflict between the provisions of the Common Terms and the provisions of this Deed, the provisions of this Deed shall prevail, unless any provisions of this Deed relate to VAT, in which case the VAT provisions of the Common Terms shall prevail.

2.3	Obligor/Obligee

For the purposes of this Deed, paragraph 1 (Further Assurance) of part 1 (General Legal Terms) of the Common Terms applies to this Deed as if set out in full in this Deed and as if the Issuer were the Obligor and the Trustee were an Obligee for the purposes of such paragraph.

2.4	Governing Law and Jurisdiction

This Deed and all non-contractual obligations arising out of or in connection with it shall be governed by English law in accordance with part 3 (Governing Law Provisions), paragraph 1 (Governing Law) of the Common Terms. Part 3 (Governing Law Provisions), paragraph 2.3 (Jurisdiction) of the Common Terms applies to this Deed as if set out in full in this Deed.

SECTION B

REPRESENTATIONS AND COVENANTS BY THE ISSUER

3.	REPRESENTATIONS AND COVENANTS BY THE ISSUER

3.1	Representations and Warranties

The Issuer gives certain representations and warranties to the Trustee (acting for itself and on behalf of the Instrumentholders).

3.2	Times for making representations and warranties

3.2.1	The Issuer Warranties are made on the date of this Deed.

3.2.2	Unless a representation and warranty is expressed to be given at a specific date, each of the Issuer Warranties is deemed to be repeated by the Issuer on each date until the Final Discharge Date.

3.2.3	When a representation and warranty is repeated, it is applied to the circumstances existing at the time of repetition.

3.3	Covenants

The Issuer covenants with the Trustee (acting for itself and on behalf of the Instrumentholders) on the terms of the Issuer Covenants and covenants to comply with those provisions of the Conditions, the Residual Certificates Conditions, this Deed and the other Transaction Documents that are expressed to be binding on it and to perform and observe the same.

3.4	Instruments subject to Trust Documents

The Notes and the Residual Certificates are subject to the provisions contained in the Trust Documents, all of which shall be binding upon the Issuer, the Instrumentholders and all persons claiming through or under them respectively.

SECTION C

AMOUNT OF THE NOTES AND COVENANT TO REPAY AND PAY INTEREST ON THE NOTES

4.	AMOUNT OF THE NOTES

4.1	Initial Notes

The aggregate Principal Amount Outstanding of the Initial Notes on the Closing Date is limited to £693,781,938 in respect of the GBP denominated Notes and €206,214,401 in respect of the EUR denominated Notes. The Initial Notes shall be comprised on the Closing Date of the Class A GBP Initial Notes in a principal amount of £519,632,743.56, the Class A EUR Initial Notes in a principal amount of €122,493,843.06, the Class B GBP Initial Notes in a principal amount of £174,149,194.44 and the Class B EUR Initial Notes in a principal amount of €83,720,557.94. The Issuer will issue 100 Residual Certificates on the Closing Date and those Residual Certificates will not have a Principal Amount Outstanding.

4.2	Further Notes

4.2.1

The Issuer (or the Servicer on its behalf) may, not less than five (5) Business Days before an Interest Payment Date deliver to the Trustee and the Noteholders a prior written request from the Issuer for the Noteholders’ approval of the issue of Further Notes.

4.2.2

Subject to the Noteholders approving of such request for Further Notes (acting by way of Extraordinary Resolution), the Issuer shall issue Further Notes pursuant to Clause 5.1 (Notice of Further Notes), provided that the Issuer has confirmed in writing to the Trustee that the following conditions have been met:

(a)

the Issuer entering into a note purchase agreement pursuant to which Noteholders agree to purchase Further Notes with an aggregate Principal Amount Outstanding upon issue equal to the aggregate purchase price of the relevant securities that will be acquired by the Issuer which shall include a schedule containing the terms of the new Confirmation;

(b)

the Conditions of such Further Notes shall be in the same form as the Conditions in respect of the Initial Notes except that the Conditions in respect of the Further Notes will provide for a different issue date, first Interest Payment Date and (if applicable) purchase price than that applicable to the Initial Notes;

(c)

the Issuer and the Seller have executed the relevant transfer certificates and trade confirmations in relation to the purchased securities that will be acquired by the Issuer from the Seller following issuance of the Further Notes; and

(d)	no Note Event of Default has occurred and is continuing.

5.	ISSUE OF FURTHER NOTES

5.1	Notice of Further Notes

The Issuer may, following written notice delivered to the Trustee at least 30 days before the relevant Interest Payment Date on which the Further Notes are to be issued, issue Further Notes in accordance with Clause 4.2 (Further Notes) upon the Issuer confirming in writing to the Trustee compliance by all relevant parties with the relevant conditions precedent required in respect of such issue of Further Notes.

5.2	Cancellation of right to issue Further Notes

The Issuer may, upon irrevocable notice to the Trustee, irrevocably cancel its right to issue Further Notes (but without prejudice to any previous exercise in part of such right). Any such notice cancelling the Issuer’s right to issue Further Notes shall be of immediate effect on receipt by the Trustee and shall automatically cancel the Issuer’s right to issue Further Notes. Upon sending such notice, the Issuer shall also notify the Noteholders as soon as practicable in accordance with the Notices Condition.

5.3	Principal Amount Outstanding

On each date on which Further Notes are issued, the Principal Amount Outstanding of each Further Note shall, in respect of a Further Note of the relevant class, equal the Principal Amount Outstanding on that date in which Further Notes and in respect of the Notes as a whole, shall be the Principal Amount Outstanding of all the Notes at any given time.

5.4	Supplemental trust deed

Any Further Notes issued in accordance with Clause 4.2 (Further Notes) shall be constituted pursuant to a Supplemental Trust Deed. The Issuer shall, on or prior to the Interest Payment Date on which Further Notes are issued, in relation to any Further Notes, execute and deliver to the Trustee a Supplemental Trust Deed (if applicable, duly stamped or denoted) containing covenants by the Issuer in the form of and on the same terms as the Covenant to Pay, Clause 9 (Trust) and Clause 8 (Conditions of Payment) of this Deed in relation to the principal and interest in respect of such Further Notes and such other provisions (corresponding to any of the provisions contained in this Trust Deed) as the Trustee shall require.

6.	COVENANT TO REPAY PRINCIPAL

The Issuer covenants with the Trustee (acting for itself and on behalf of the Noteholders) that it will unconditionally pay or procure to be paid to or to the order of the Trustee, in accordance with Clause 8 (Conditions of Payment), the principal amount of the Notes or any of them or any part thereof becoming due for redemption or repayment in accordance with this Deed and the Conditions as and when:

6.1.1	the Notes or any of them become due to be redeemed; or

6.1.2	any principal on the Initial Notes or any of them becomes due to be repaid.

7.	COVENANT TO PAY INTEREST, RESIDUAL PAYMENTS

7.1	Interest

Until all payments of principal on the Notes or any of them are duly made under Clause 6 (Covenant to Repay Principal) (after as well as before any judgment or other order of any court of competent jurisdiction), the Issuer shall pay or procure to be paid to or to the order of the Trustee (acting for itself and on behalf of the Noteholders) on the dates and in the amounts provided for in the Conditions and in accordance with Clause 8 (Conditions of Payment), interest on the Principal Amount Outstanding of the Notes or any of them outstanding from time to time and all other amounts payable in respect of the Notes in accordance with the Conditions, subject to the provisions of the Conditions and Clause 12 (Rate of Interest after a Default).

7.2	Residual Payments

The Issuer shall pay or procure to be paid, in accordance with Clause 8 (Conditions of Payment), all Residual Payments or any part thereof becoming due for payment in accordance with the Residual Certificates Conditions when any such payments are due to be made. The Residual Certificates do not have a principal amount and therefore no interest accrues on the Residual Certificates.

8.	CONDITIONS OF PAYMENT

8.1	Manner of payment

Payments made pursuant to Clauses 6 (Covenant to Repay Principal) and 7 (Covenant to Pay Interest and Residual Payments) shall be made by, or on behalf of, the Issuer to the order of the Trustee in the currency in which the relevant Notes are denominated in immediately available funds subject to the following provisions of this Clause 8.

8.2	Application of payments

Subject to Clause 8.3 (Payment after due date), every payment in respect of the principal or interest in respect of the Notes and every payment in respect of Residual Payments in respect of the Residual Certificates made the Paying Agent in the manner provided in the Agency Agreement shall satisfy, to the extent of such payment, the relevant covenant by the Issuer contained in Clause 6 (Covenant to Repay Principal) and Clause 7 (Covenant to Pay Interest and Residual Payments).

8.3	Payment after due date

If any payment of principal or interest in respect of the Notes or any Residual Payments in respect of the Residual Certificates is made after the due date, payment shall be deemed not to have been made until the earlier of:

8.3.1	the date on which the full amount is paid to the relevant Instrumentholders; and

8.3.2

the seventh day after notice has been given to the relevant Instrumentholders in accordance with the Notices Condition that the full amount (together with any interest accrued to that date) has been received by the Paying Agent except to the extent that there is a default in the subsequent payment thereof to the Instrumentholders (as the case may be) under the Conditions or the Residual Certificates Conditions.

8.4	Default interest

In any case where payment of the whole or any part of the principal amount due in respect of any Note is improperly withheld, or not made, or refused upon due presentation of the Note (if so provided for in the Conditions), interest at the rate specified in Clause 7 (Covenant to Pay Interest and Residual Payments) shall accrue on the whole or such part of such principal amount from the date of such withholding or refusal until the earlier of:

8.4.1	the date on which such principal amount (together with accrued interest) due is paid to the relevant Noteholder; and

8.4.2

the seventh day after notice has been given to the relevant Noteholders in accordance with the Notices Condition that the full amount payable in respect of the said principal amount is available for collection by such Noteholders, provided that on further due presentation thereof (if so provided for in the Conditions) such payment is in fact made.

8.5	Maximum payments

No provision contained in the Conditions or the Trust Documents will require the Issuer to pay:

8.5.1	an amount of principal in respect of a Note which exceeds the Principal Amount Outstanding of such Note at the relevant time; or

8.5.2	an amount of interest calculated on any principal amount in excess of such Principal Amount Outstanding.

9.	TRUST

9.1

The Trustee will hold the benefit of the rights, powers and covenants in its favour (save for any rights, powers or covenants given to the Trustee in its personal capacity) contained in the Trust Documents and the other Transaction Documents upon trust for itself and the Instrumentholders according to its and their respective interests, upon and subject to the terms and conditions of the Transaction Documents.

9.2

The provisions contained in Schedule 3 (Terms and Conditions of the Notes) shall have effect with respect to the Notes as if set out herein and Schedule 4 (Provisions for Meetings of Noteholders) shall have effect with respect to all Notes as if set out herein.

9.3

The provisions contained in Schedule 5 (Terms and Conditions of the Residual Certificates) shall have effect with respect to the Residual Certificates, as if set out herein and Schedule 6 (Provisions for Meetings of Certificateholders) shall have effect with respect to the Residual Certificates as if set out herein.

10.	POWERS TO BE ADDITIONAL

The powers conferred upon the Trustee by the Trust Documents shall be in addition to any powers which may from time to time be vested in the Trustee by the general law or as a holder of any of the Notes or Residual Certificates.

11.	FOLLOWING A NOTE EVENT OF DEFAULT

11.1	Notes due and Payable

Upon the delivery of an Enforcement Notice in accordance with Condition 12, to the Issuer, (a) the Notes, without further action or formality, shall become immediately due and payable at their Principal Amount Outstanding, together with accrued interest, and (b) all entitlements of Certificateholders to any Residual Payments shall be suspended until such time as the Notes have been paid in full at their Principal Amount Outstanding, together with accrued interest.

11.2	Residual Certificates due and payable

Upon the delivery of an Enforcement Notice in accordance with Residual Certificate Condition 11 and provided there are no Notes outstanding, any Residual Payments pursuant to the Residual Certificates Conditions, without further action or formality, shall become immediately due and payable.

11.3	Appointment of Agents for Trustee

At any time after any Note Event of Default or Potential Note Event of Default shall have occurred, which shall not have been waived by the Trustee or remedied to its satisfaction or the Trustee shall have received any money which it proposes to pay under Clause 22 (Monies Held on Trust) to the Instrumentholders, the Trustee may:

11.3.1	by notice in writing to the Issuer and the Agents (or such of them as are specified by the Trustee) require each or any of the Agents:

(a)

to act thereafter, until instructed otherwise by the Trustee, as agents of the Trustee under the provisions of the Trust Documents mutatis mutandis on the terms provided in the Agency Agreement and, where applicable, the other Transaction Documents (with consequential amendments as necessary) save that the Trustee’s liability under any provisions of the Agency Agreement and, where applicable, the other Transaction Documents for the indemnification, remuneration and payment of out-of-pocket expenses of the Paying Agent and the Agents (as applicable) shall be limited to amounts for the time being held by the Trustee on the trusts of the Trust Documents in relation to the Notes and the Residual Certificates on the terms of the Trust Documents and available to the Trustee for such purpose; and

(b)	to hold all Instruments and all sums, documents and records held by it in respect of the Instruments on behalf of the Trustee subject to the terms of the Agency Agreement; and/or

(c)

to deliver up all Instruments and all sums, documents and records held by them in respect of Instruments and, in the case of the Paying Agent, all Instruments held by it as the Trustee shall direct in such notice, provided that such notice shall be deemed not to apply to any document or record which the Paying Agent and/or any Agent is obliged not to release by any Requirement of Law or Regulatory Direction or by the terms of the Agency Agreement; and

11.3.2

by notice in writing to the Issuer, require the Issuer to make all subsequent payments in respect of the Instruments to or to the order of the Trustee and not to any Agent and with effect from the issue of any such notice until such notice is withdrawn, the provisions in Clause 8.2 (Application of payments) and (so far as it concerns payments by the Issuer) Clause 25 (Payment to Instrumentholders) shall cease to have effect.

12.	RATE OF INTEREST AFTER A DEFAULT

If the Notes become immediately repayable pursuant to the Conditions, the rate of interest payable thereon shall be calculated at quarterly intervals, the first of which shall commence on the expiry of the Interest Period during which the Notes become so repayable. In these circumstances, interest payable on the Notes will be calculated in accordance with Condition 7 (Interest) (with consequential amendments as necessary).

SECTION D

FORM AND ISSUE OF THE NOTES AND THE RESIDUAL CERTIFICATES

13.	NOTE CERTIFICATES

Each Note Certificate will represent the Principal Amount Outstanding of the Notes of the relevant class at any time.

13.1	Authentication of Note Certificates

The procedures as regards the authentication, delivery, surrender, cancellation, presentation, and marking down of the Note Certificates (or part thereof) and any other matters to be carried out by the relevant parties shall be made in accordance with the provisions of the relevant Note Certificates and the Agency Agreement.

13.2	Form of the Note Certificates

The Note Certificates will not be security printed unless required by applicable legal requirements, and will be in the form, or substantially in the form set out in Schedule 1 (Form of Note Certificate). The Note Certificates will have the Conditions attached thereto.

13.3	Signature

The Note Certificates will each be signed manually or in facsimile by an Authorised Signatory of the Issuer on behalf of the Issuer and will be authenticated manually by or on behalf of the Registrar. The Issuer may use the facsimile signature of a person who at the date of this Deed is an Authorised Signatory even if at the time of issue of any Note Certificate he no longer holds that office. Note Certificates so executed and authenticated will be binding and valid obligations of the Issuer.

13.4	Deemed Absolute Owner of Notes

13.4.1

The Issuer, the Trustee, the Registrar and the other Agents shall deem and treat the person registered in the Register as the holder of the relevant Note or, if more than one person is so registered, the first named of such persons as the absolute owner of such Note (whether or not such Note shall be overdue and notwithstanding any notation of ownership or other writing on it or any notice of previous loss or theft of such Note) for all purposes.

13.4.2

Transfers of the Notes shall be effected by the execution of a completed transfer form by the transferor Noteholder as shown on the Register and the registration of the transfer in accordance with the terms of the Agency Agreement and Condition 3 (Form, Denomination and Title).

13.4.3

Except as ordered by a court of competent jurisdiction or as required by applicable law, the Issuer, the Trustee, the Registrar and the other Agents shall not be affected by any notice to the contrary and shall make payments thereon accordingly.

13.5	Payments valid

All payments made to the person registered in the Register as the holder of the Note or, if more than one person is so registered, the first named of such persons in accordance with Clause 13.4 (Deemed Absolute Owner of Note Certificates) shall be valid and, to the extent of the sums so paid, effective to satisfy and discharge the Issuer’s liability for the monies payable upon the Notes.

13.6	Agency: Noteholders

Without prejudice to Clause 13.4 (Deemed Absolute Owner of Note Certificates), the Trustee shall not recognise any person other than a Noteholder as being entitled to exercise rights of a Noteholder unless express written confirmation of such entitlement has been provided by the relevant Noteholder (as applicable) to the Trustee’s satisfaction.

14.	RESIDUAL CERTIFICATES

14.1	Authentication of Residual Certificates

The procedures as regards the authentication, delivery, surrender, cancellation, presentation, and marking down of the Residual Certificates (or part thereof) and any other matters to be carried out by the relevant parties shall be made in accordance with the provisions of the relevant Residual Certificates and the Agency Agreement.

14.2	Form of Residual Certificates

The Residual Certificates will not be security printed unless required by applicable legal requirements, and will be in the form, or substantially in the form, set out in Schedule 2 (Form of Residual Certificate). The Residual Certificates will have the Residual Certificates Conditions attached thereto.

14.3	Signature

The Residual Certificates will each be signed manually or in facsimile by an Authorised Signatory of the Issuer on behalf of the Issuer and will be authenticated manually by or on behalf of the Registrar. The Issuer may use the facsimile signature of a person who at the date of this Deed is an Authorised Signatory even if at the time of issue of any Residual Certificate he no longer holds that office. Residual Certificates so executed and authenticated will be binding and valid obligations of the Issuer.

14.4	Deemed Absolute Owner of Residual Certificates

14.4.1

The Issuer, the Trustee, the Registrar and the other Agents shall deem and treat the person registered in the Register as the holder of the relevant Residual Certificate or, if more than one person is so registered, the first named of such persons as the absolute owner of such Residual Certificate (whether or not such Residual Certificate shall be overdue and notwithstanding any notation of ownership or other writing on it or any notice of previous loss or theft of such Residual Certificate) for all purposes.

14.4.2

Transfers of the Residual Certificates shall be effected by the execution of a completed transfer form by the transferor Certificateholder as shown on the Register and the registration of the transfer in accordance with the terms of the Agency Agreement and Residual Condition 3 (Form, Denomination and Title).

14.4.3

Except as ordered by a court of competent jurisdiction or as required by applicable law, the Issuer, the Trustee, the Registrar and the other Agents shall not be affected by any notice to the contrary and shall make payments thereon accordingly.

14.5	Payments valid

14.5.1

All payments made to the person registered in the Register as the holder of the Residual Certificate or, if more than one person is so registered, the first named of such persons in accordance with Clause 14.4 (Deemed Absolute Owner of Residual Certificates) shall be valid and, to the extent of the sums so paid, effective to satisfy and discharge the Issuer’s liability for the monies payable upon the Residual Certificates.

14.6	Agency: Certificateholders

Without prejudice to Clause 14.4 (Deemed Absolute Owner of Residual Certificates), the Trustee shall not recognise any person other than a Certificateholder as being entitled to exercise rights of a Certificateholder unless express written confirmation of such entitlement has been provided by the relevant Certificateholder (as applicable) to the Trustee’s satisfaction.

SECTION E

WAIVER, MODIFICATIONS AND SUBSTITUTION

15.	WAIVER

15.1	Waiver of Breach

Other than in respect of any Basic Terms Modification and subject to Clause 15.3 (Restriction on powers), the Trustee shall on the instruction of the holders of the Most Senior Class of Notes then outstanding (acting by Extraordinary Resolution) (or, if there are no Notes outstanding, on the instruction of the Certificateholders (acting by Extraordinary Resolution)) subject to it being indemnified and/or secured and/or pre-funded to its satisfaction against all liabilities to which it may thereby become liable or which it may incur by so doing in accordance with the terms of the Trust Documents:

15.1.1

authorise or waive, on such terms and subject to such conditions (if any) as it may decide, any proposed breach or breach of any of the covenants or provisions contained in the Trust Documents, the Conditions, the Notes, the Residual Certificates, the Residual Certificate Conditions or any other of the Transaction Documents; or

15.1.2

determine, on such terms and subject to such conditions (if any) as it may decide, that any Note Event of Default or Potential Note Event of Default shall not be treated as such for the purposes of the Trust Documents, the Conditions, the Notes, the Residual Certificates, the Residual Certificate Conditions or any of the other Transaction Documents.

15.2	Binding Nature

Any authorisation, waiver or determination referred to in Clause 15.1 (Waiver of Breach) shall be binding on the Noteholders, the Certificateholders and the other Secured Creditors.

15.3	Restriction on powers

Notwithstanding anything to the contrary in any Transaction Document the Trustee shall not be obliged to agree to any authorisation or waiver or determination which, in the sole opinion of the Trustee would have the effect of (i) exposing itself to any Liability against which it has not been indemnified and/or secured and/or pre-funded to its satisfaction or (ii) increasing the obligations or duties, or decreasing the rights or protection, it has in the Transaction Documents and/or the Conditions.

15.4	Notice of waiver

Unless the Trustee agrees otherwise, the Issuer shall cause any such authorisation, waiver or determination to be notified to the Noteholders, the Certificateholders and the other Secured Creditors in accordance with the Conditions, the Residual Certificates Conditions and the relevant Transaction Documents as soon as practicable after it has been made.

16.	MODIFICATIONS

16.1

Notwithstanding anything to the contrary in any Transaction Document but subject to Clause 16.2, the Trustee shall, on the instruction of the holders of the Most Senior Class of Notes then outstanding (acting by Extraordinary Resolution) (or, if there are no Notes outstanding, on the instruction of the Certificateholders (acting by Extraordinary Resolution)) subject to it being indemnified and/or secured and/or prefunded to its satisfaction against all liabilities to which it may thereby become liable or which it may incur by so doing in accordance with the terms of the Trust Documents with the written consent of the Secured Creditors which are a party to the relevant Transaction Document (such consent to be conclusively demonstrated by such Secured Creditor entering into any deed or document purporting to modify such Transaction Document), but without the consent or sanction of any other Noteholders, the Certificateholders or any other Secured Creditors, concur with the Issuer and any other relevant parties in making or sanctioning any modification (except in the case of a Basic Terms Modification) to the Conditions, the Residual Certificates Conditions, this Deed or any other Transaction Document. The Trustee shall not be obliged to agree to any modification which, in the sole opinion of the Trustee would have the effect of (i) exposing itself to any Liability against which it has not been indemnified and/or secured and/or pre-funded to its satisfaction or (ii) increasing the obligations or duties, or decreasing the rights or protection, it has in the Transaction Documents and/or the Conditions.

16.2	Binding Nature

Any modification referred to in this Clause 16 shall be binding on the Noteholders, the Certificateholders and the other Secured Creditors.

16.3	Notice of modification

Unless the Trustee otherwise agrees, the Issuer shall cause any such modification to be notified to the Noteholders, the Certificateholders, the other Secured Creditors as soon as practicable after it has been made.

17.	NOTEHOLDERS TO BIND CERTIFICATEHOLDERS

Except in the case of an Extraordinary Resolution relating to a Basic Terms Modification, any Extraordinary Resolution (or other direction in accordance with the Transaction Documents) of the Most Senior Class of Notes then outstanding shall also be binding upon the holders of all the other classes of Notes and the Residual Certificates. A matter which is a Basic Terms Modification affecting only the holders of the Residual Certificates and which would not, in the opinion of the Trustee, be materially prejudicial to the interests of the Noteholders of any of the Classes of Notes ranking senior to the Residual Certificates shall only require an Extraordinary Resolution of the holders of the Residual Certificates then in issue and, for the avoidance of doubt, shall not require an Extraordinary Resolution of the holders of any Class of Notes.

18.	SUBSTITUTION

18.1	Procedure

The Trustee may, with the prior written consent of the Most Senior Class of Notes (acting by way of Extraordinary Resolution) but without the consent of any other Instrumentholder or any other Secured Creditor, concur with the Issuer (at the request of the Issuer) in substituting in place of the Issuer (or of any previous substitute under this Clause 18.1) a Substituted Obligor as the principal debtor in respect of the Transaction Documents, the Notes, the Residual Certificates and the other Secured Amounts if:

18.1.1

a trust deed is executed or some other written form of undertaking is given by the Substituted Obligor to the Trustee, in form and manner satisfactory to the Trustee, agreeing to be bound by the terms of the Trust Documents, the Notes, the Residual Certificates and the other Transaction Documents with any consequential amendments which the Trustee may deem appropriate, as fully as if the Substituted Obligor had been named in the Trust Documents and the other Transaction Documents and on the Instruments as the principal debtor in respect of the Notes and the other Secured Amounts in place of the Issuer (or of any previous substitute under this Clause 18.1);

18.1.2

the Issuer (or any previous substitute) and the Substituted Obligor execute such other deeds, documents and instruments (if any) as the Trustee may require in order that the substitution is fully effective and complies with such other requirements as the Trustee may direct in the interests of the Noteholders, the Certificateholders and the other Secured Creditors;

18.1.3	if all or substantially all of the assets of the Issuer (or any previous substitute) are transferred to the Substituted Obligor, the Substituted Obligor:

(a)	acquires the Issuer’s (or such previous substitute’s) equity of redemption in the Charged Property (other than the undertaking of the Issuer or any previous substitute);

(b)	becomes a party to all the Transaction Documents to which the Issuer (or such previous substitute) is a party;

(c)	acknowledges the Security and the other matters created and effected in respect thereof pursuant to the Trust Documents; and

(d)

takes all such action as the Trustee may require so that the Charged Property continue to be subject to the Security and the other matters created and effected in respect thereof pursuant to the Trust Documents are otherwise effected or maintained in all respects corresponding to those previously subsisting on the part of the Issuer (or such previous substitute);

18.1.4

(unless all or substantially all of the assets of the Issuer (or any previous substitute) are transferred to the Substituted Obligor) an unconditional and irrevocable guarantee secured on the Charged Property in form and substance satisfactory to the Trustee is given by the Issuer (or such previous substitute) of the obligations of the Substituted Obligor under the Trust Documents, the Notes, the Residual Certificates and the other Transaction Documents;

18.1.5

the Substituted Obligor is a single purpose company similar to, and with like constitution as, and having substantially the same restrictions and prohibitions on its activities and operations as the Issuer, and undertakes to be bound by provisions corresponding to those set out in the Conditions, the Residual Certificates Conditions, the Trust Documents and the other Transaction Documents binding on the Issuer (or any previous substitute) and satisfies the SPV Criteria;

18.1.6	the Trustee is satisfied that in accordance with all applicable Requirements of Law and Regulatory Directions:

(a)

the Substituted Obligor has obtained all governmental and regulatory approvals and consents necessary for its assumption of liability as principal debtor in respect of the Notes, the Residual Certificates and the other Secured Amounts in place of the Issuer (or such previous substitute as aforesaid);

(b)

(if a guarantee is executed in accordance with sub-clause 18.1.4 above) the Issuer (or such previous substitute) has obtained all governmental and regulatory approvals and consents necessary for the guarantee to be fully effective; and

(c)	such approvals and consents are at the time of substitution in full force and effect; and

18.1.7

the Trustee is provided with legal opinions in respect of such substitution and the satisfaction of the conditions thereto in this Clause 18.1.7 in form and substance satisfactory to it. The Trustee may accept, without liability to any person, the opinions referred to above as satisfaction of the conditions thereto and shall rely on such opinions without liability to any person.

18.2	Change of law

In connection with any proposed substitution of the Issuer or any previous substitute, the Trustee may, with the prior written consent of the Most Senior Class of Notes (acting by way of Extraordinary Resolution) but without the consent of the other Instrumentholders or the other Secured Creditors, agree to a change of the law from time to time governing the Notes, the Residual Certificates and/or the Trust Documents and/or the other Transaction Documents.

18.3	Extra duties

Notwithstanding any of the forgoing provisions, the Trustee shall be entitled to refuse to approve any Substituted Obligor if, pursuant to the law of the country of incorporation of the Substituted Obligor, the assumption by the Substituted Obligor of its obligations under the Trust Documents and the other Transaction Documents imposes responsibilities and Liabilities on the Trustee over and above those which have been assumed under (or decreases the protections of the Trustee under) the Trust Documents or other Transaction Documents.

18.4	Directors’ certification

If any two directors of the Substituted Obligor certify that at the date of the assumption of its obligations as Substituted Obligor under the Trust Documents and the other Transaction Documents and immediately thereafter the Substituted Obligor is solvent after taking account of all prospective and contingent liabilities resulting from its becoming the Substituted Obligor, the Trustee need not have regard to the financial condition, profits or prospects of the Substituted Obligor or compare the same with those of the Issuer (or of any previous substitute under this sub-clause) or have regard to the possibility of avoidance of the Security or any part thereof on the grounds of insolvency or the proximity to insolvency, liquidation or some other event of the creation of the Security and the Trustee can rely on such certification without liability.

18.5	Substitution for tax reasons

If the Issuer (or any previous substitute):

18.5.1	would be required to make a Tax Deduction in respect of any payments made on the Notes or at the time a Residual Payment is made on the Residual Certificates; or

18.5.2	by virtue of a change in the Tax law of the Issuer’s Jurisdiction (or the application or official interpretation thereof) would be subject to Tax on an amount in excess of the Issuer Profit Amount, then the Issuer shall with the prior written consent of the Most Senior Class of Notes (acting by way of Extraordinary Resolution) but without the consent of any Instrumentholder or any other Secured Creditor, use all reasonable endeavours to procure the substitution of the Issuer (or any previous substitute) as principal debtor under the Trust Documents, the Notes, the Residual Certificates and the other Secured Amounts upon the same terms and in the same form as are set out in Clause 18.1 (Procedure) of a company approved by the Trustee incorporated in some other jurisdiction, subject to and in accordance with the Conditions and the Residual Certificates Conditions.

18.6	Interests of Instrumentholders and Secured Creditors

In connection with any proposed substitution, the Trustee shall not have regard to, or be in any way liable for, the consequences of such substitution for individual Instrumentholders or the other Secured Creditors resulting from their being for any purpose domiciled or resident in, or otherwise connected with, or subject to the jurisdiction of, any particular territory. No Instrumentholder or other Secured Creditor shall, in connection with any such substitution, be entitled to claim from the Issuer or the Trustee any indemnification or payment in respect of any Tax consequence of any such substitution upon individual Instrumentholders or other Secured Creditors.

18.7	Release of Issuer

Any agreement by the Trustee pursuant to Clause 18.1 (Procedure) shall, if so expressed, operate to release the Issuer (or such previous substitute) from any or all of its obligations as principal debtor under the Notes, the Residual Certificates, the Trust Documents and the other Secured Amounts but without prejudice to its liabilities under any guarantee given pursuant to sub-clause 18.1.4 above.

18.8	Notice of substitution

Not later than fourteen days after any substitution in accordance with this Clause 18.8 has effect in accordance with Clause 18.9 (Completion of substitution) the Substituted Obligor shall cause notice of the substitution to be given to the Noteholders, the Certificateholders and the other Secured Creditors in accordance with the Notices Condition and the relevant Transaction Documents.

18.9	Completion of substitution

Upon the execution of such documents as are required to be executed pursuant to Clause 18.1 (Procedure) and compliance with any requirements of the Trustee under such Clause, the Substituted Obligor shall be deemed to be named in the Trust Documents, the Notes, the Residual Certificates and the other Transaction Documents as the principal debtor in place of the Issuer (or of any previous substitute under this Clause 18.9) and the Trust Documents, the Notes, the Residual Certificates and the other Transaction Documents shall thereupon be deemed to be amended in such manner as shall be necessary to give effect to the substitution. Any references to the Issuer (or any previous substitute) in the Trust Documents, the Notes, the Residual Certificates and the other Transaction Documents shall be deemed to be references to the Substituted Obligor.

SECTION F

ENFORCEMENT

19.	ENFORCEMENT NOTICE, ENFORCEABILITY OF SECURITY AND PROCEEDINGS

The parties hereto acknowledge and agree that:

19.1	Enforcement Notices

The circumstances in which the Trustee may or shall deliver an Enforcement Notice and the conditions applicable to delivery of an Enforcement Notice are set out in the Deed of Charge and: (a) (while any Notes remain outstanding) in Conditions 12 (Events of Default) and 13 (Enforcement), respectively; and (b) (when no Notes remain outstanding) in Residual Certificates Conditions 10 (Events of Default) and 11 (Enforcement).

19.2	Enforceability of Security

The Security shall become enforceable upon the delivery of an Enforcement Notice in accordance with clause 13 (Security Enforceable) of the Deed of Charge.

20.	PROCEEDINGS AND ACTIONS

20.1	Proceedings

The circumstances in which the Trustee may institute proceedings to enforce its rights under this Deed in respect of each class of Notes and the Residual Certificates and under the other Transaction Documents are set out (a) (while any Notes remain outstanding) in Conditions 12 (Events of Default) and 13 (Enforcement), respectively; and (b) (when no Notes remain outstanding) in Residual Certificates Conditions 10 (Events of Default) and 11 (Enforcement).

20.2	No action by Noteholders or any other Secured Creditor

The Trustee shall be entitled to act as provided in (a) (while any Notes remain outstanding) Conditions 12 (Events of Default) and 13 (Enforcement) and (b) (when no Notes remain outstanding) Residual Certificates Condition 10 (Events of Default) and 11 (Enforcement), and the Noteholders, the Certificateholders and other Secured Creditors shall have their rights to act limited in accordance with the provisions of those Conditions and Residual Certificates Conditions.

20.3	Trustee discretions

20.3.1

When taking any action pursuant to the provisions of the Transaction Documents, the Trustee can rely on the provisions for its benefit as set out in this Deed, the Conditions, the Residual Certificates Conditions and the Deed of Charge.

20.3.2

In relation to any discretion to be exercised or action to be taken by the Trustee under any Transaction Document, the Trustee may, at its discretion, or shall, if it has been so directed by an Extraordinary Resolution of the holders of the Most Senior Class of Notes then outstanding or so requested in writing by the holders of at least 25 per cent. of the Most Senior Class of Notes then outstanding or if there are no Notes outstanding, by an Extraordinary Resolution of the Certificateholders or so requested in writing by 25 per cent. in number of the Residual Certificates and without further notice exercise such discretion or take such action, provided that, in either case, the Trustee shall not be obliged to exercise such discretion or take such action unless it shall have been indemnified and/or secured and/or prefunded to its satisfaction against all Liabilities and provided that the Trustee shall not be held liable for the consequences of exercising its discretion or taking any such action and may do so without having regard to the effect of such action on individual Noteholders, Certificateholders or Secured Creditors. Notwithstanding any other provision of this Deed or the other Transaction Documents, nothing shall require the Trustee to risk its own funds or otherwise incur any financial liability in the performance of any of its duties.

20.4	Action by the Trustee

Save as otherwise provided in the Deed of Charge, only the Trustee may pursue the remedies available under the general law or the Transaction Documents to enforce the rights under the Trust Documents of the Noteholders, the Certificateholders and the

other Secured Creditors. No person shall be entitled to proceed directly against the Issuer to enforce the performance of any provision of the Trust Documents unless the Trustee is obliged by the Conditions, the Residual Certificates Conditions or any of the Transaction Documents to take such action but fails to do so.

21.	EVIDENCE OF DEFAULT

If the Trustee makes any claim, institutes any legal proceeding or lodges any proof in respect of the Issuer under the Trust Documents or under the Notes or under the Residual Certificates, proof therein that, as regards any specified Note or Residual Certificate, the Issuer has made default in paying any principal or interest due in respect of such Note or Residual Payment in respect of such Residual Certificates shall (unless the contrary be proved) be sufficient evidence that the Issuer has made the like default as regards all other Notes or Residual Certificates in respect of which a corresponding payment is then due.

SECTION G

APPLICATION OF MONEYS

22.	MONIES HELD ON TRUST

All moneys received by the Trustee in respect of the Instruments or amounts payable under the Trust Documents (including any moneys which represent principal or interest) in respect of Notes which have become void under the Conditions will, despite any appropriation by the Issuer, be held by the Trustee on trust to apply them (subject to Clause 23 (Investment of Monies)), if received prior to delivery of a Note Event of Default Notice or an Enforcement Notice, in accordance with the Pre-Default Interest Priority of Payments and Pre-Default Principal Priority of Payments and, if received after delivery of a Note Event of Default Notice or an Enforcement Notice, in accordance with the Post-Default Priority of Payments.

23.	INVESTMENT OF MONIES

23.1	Investment by the Trustee

After the Security has become enforceable, the amount of the moneys at any time available for payment of principal and interest in respect of the Notes and any other amounts payable under Clause 22 (Monies Held on Trust) shall be less than a sum sufficient to pay at least one-tenth of the aggregate Principal Amount Outstanding of the Notes the Trustee may, at its absolute discretion, invest such moneys upon some or one of the investments hereinafter authorised with power from time to time, with like discretion, to vary such investments.

23.2	Accumulations

Any investment referred to in Clause 23.1 (Investment by the Trustee), with the resulting income thereof, may be accumulated until the accumulations together with any other funds for the time being under the control of the Trustee and available for the purpose shall amount to a sum sufficient to pay at least one-tenth of the aggregate Principal Amount Outstanding of the Notes and such accumulation and funds (after deduction of any taxes and any other deductibles applicable thereto) shall then be applied in accordance with the Post–Default Priority of Payments.

24.	PERMITTED INVESTMENTS

24.1	Types of Investment

Any moneys which under the Trust Documents may be invested by the Trustee may be invested in the name or under the control of the Trustee in the following:

24.1.1	any of the investments for the time being authorised by English law for the investment by trustees of trust moneys; or

24.1.2

in any other investments, whether similar to those aforesaid or not, whether or not they produce income which may be selected by the Trustee by placing the same on deposit in the name or under the control of the Trustee with such bank or other financial institution as the Trustee may think fit. If that bank or institution is the Trustee or a subsidiary, holding or associated company of the Trustee, it need only account for an amount of interest equal to the standard amount of interest payable by it on such deposit to an independent customer.

25.	PAYMENT TO INSTRUMENTHOLDERS

The Trustee shall, after the delivery of an Enforcement Notice, give notice to the Noteholders and Certificateholders in accordance with the Conditions and the Residual Certificate Conditions of the date fixed for any payment to them under Clause 22 (Monies Held on Trust). Any payment to be made in respect of the Notes or the Residual Certificates by the Issuer or the Trustee to the Paying Agent may be made in the manner provided in the Conditions, the Residual Certificate Conditions, the Agency Agreement, the Trust Documents and any payment so made shall be a good discharge to the Issuer or to the Trustee as the case may be to the extent of such payment. Any payment in full in respect of the interest or principal or Residual Payment payable to the Paying Agent made in respect of the Instruments in the manner aforesaid shall extinguish any claim of a Noteholder or Certificateholder which may arise directly or indirectly in respect of such interest or principal or Residual Payment.

26.	CURRENCY INDEMNITY

The indemnity contained in paragraph 1.3 (Currency Indemnity) of part 2 (Payment Provisions) of the Common Terms shall constitute an obligation of the Issuer separate and independent from its obligations under the other provisions of the Trust Documents and shall apply irrespective of any indulgence granted by the Trustee or the Instrumentholders from time to time and shall continue in full force and effect notwithstanding the judgment or filing of any proof or proofs in any bankruptcy, insolvency or liquidation of the Issuer for a liquidated sum or sums in respect of amounts due under the Trust Documents (other than this Clause 26). Any such deficiency as aforesaid shall be deemed to constitute a loss suffered by the Instrumentholders and no proof or evidence of any actual loss shall be required by the Issuer or its liquidator or liquidators.

SECTION H

TERMS OF APPOINTMENT

27.	SUPPLEMENT TO TRUSTEE ACTS

By way of supplement to the Trustee Acts, it is expressly declared as follows in relation to the Trustee and the trust created by the Trust Documents:

27.1	Reliance on Information

27.1.1

Advice: the Trustee may act on the opinion or advice of, or a certificate or any information (whether addressed to the Trustee or not) obtained from, any lawyer, banker, valuer, surveyor, securities company, broker, auctioneer, financial adviser, accountant or other expert in the United Kingdom or elsewhere (whether obtained by the Trustee, the Receiver, the Issuer, an Agent or any other Secured Creditor or any other person and whether or not the liability of such lawyer, banker, valuer, surveyor, securities company, broker, auctioneer, financial adviser, accountant or other expert is limited by monetary cap or otherwise or if any document entered into by that person limits the scope and/or basis of such opinion, advice, certificate or information), and shall not be responsible for any Liability occasioned by so acting or relying;

27.1.2

Transmission of Advice: any opinion, advice, certificate or information referred to in sub-clause 27.1.1 (Advice) may be sent or obtained by letter, telegram, e-mail or fax transmission and the Trustee shall not be liable for acting on any opinion, advice, certificate or information purporting to be so conveyed although the same contains some error or is not authentic;

27.1.3

Certificate of Directors or Authorised Signatories: the Trustee may call for and shall be at liberty to accept a certificate signed by two directors and/or two Authorised Signatories of the Issuer or any other Transaction Party (or other person duly authorised on its behalf):

(a)	as to any fact or matter prima facie within the knowledge of the Issuer or such other Transaction Party; and

(b)	to the effect that any particular dealing, transaction or step or thing is, in the opinion of the person so certifying, expedient,

as sufficient evidence that such is the case, and the Trustee shall not be bound in any such case to call for further evidence or be responsible for any Liability that may be occasioned by its failing so to do and in any event (without limitation) shall be entitled to assume the truth and accuracy of any such certificate without being required to make any further investigation in respect thereof;

27.1.4

Resolution or direction of Noteholders or Certificateholders: the Trustee shall not be responsible for acting upon any resolution purporting to be a Written Resolution or to have been passed at any Meeting in respect whereof minutes have been made and signed or a direction of the requisite percentage of Noteholders or Certificateholders, even though it may subsequently be found that there was some defect in the constitution of the Meeting or the passing of the Written Resolution or the making of such directions or that for any reason the resolution purporting to be a Written Resolution or to have been passed at any Meeting or the making of the directions was not valid or binding upon the Noteholders or Certificateholders;

27.1.5	Certificates of other parties to the Transaction Documents: the Trustee shall be entitled to call for and rely upon a certificate, believed by it to be genuine, of:

(a)

any of the parties to the Transaction Documents, in respect of every matter and circumstance for which a certificate is expressly provided for under the Trust Documents, the Conditions, the Residual Certificate Conditions or the other Transaction Documents;

(b)	the Servicer, the Realisation Agent or the Repo Calculation Agent, as to any other fact or matter prima facie within the knowledge of the Servicer, the Realisation Agent or the Repo Calculation Agent;

(c)	the Cash Manager, as to any other fact or matter prima facie within the knowledge of the Cash Manager;

(d)	the auditors or, if applicable, the Insolvency Official (if any) of the Issuer as to the amounts to be paid to Secured Creditors in accordance with the Post–Default Priority of Payments; and

(e)	the Issuer, that the Issuer has sufficient funds to make an optional redemption under the Conditions or the Residual Certificates Conditions,

as sufficient evidence thereof, and the Trustee shall not be bound in any such case to call for further evidence or be responsible for any liability or inconvenience that may be occasioned by its failing to do so;

27.1.6

Notes or Residual Certificates held by or for the benefit of the Issuer or any other person referred to in the proviso to the definition of outstanding: in the absence of knowledge or express notice to the contrary, the Trustee may assume without enquiry (other than requesting a certificate of the Issuer or the Seller) that no Notes or Residual Certificates are for the time being held by or for the benefit of the Issuer or any other person referred to in the proviso to the definition of outstanding;

27.1.7

Trustee not responsible for investigations: the Trustee shall not be responsible for, or for investigating any matter which is the subject of, any recital, statement, representation, warranty or covenant of any person contained in the Trust Documents, the other Transaction Documents, the Notes, the Conditions, the Residual Certificates, the Residual Certificates Conditions or any other agreement or document relating to the transactions herein or therein contemplated or for the execution, legality, effectiveness, adequacy, genuineness, validity, enforceability or admissibility in evidence thereof and shall assume the accuracy and correctness thereof nor shall the Trustee, by execution of the Trust Documents, be deemed to make any representation as to the validity, sufficiency or enforceability of either the whole or any part of the Trust Documents;

27.1.8

Information: it is a term of the trust created in this Deed that, except where expressly provided otherwise in the Transaction Documents, where the Trustee receives any information provided to it under to the terms of the Transaction Documents for information purposes only, the Trustee will not and is not expected to review or monitor such information;

27.1.9

Holding of documents: The Trustee shall be at liberty to hold this Deed and any other documents relating thereto or to deposit them in any part of the world with any banker or banking company or company whose business includes undertaking the safe custody of documents or lawyer or firm of lawyers considered by the Trustee to be of good repute and may deposit this Deed and any other documents relating to this Deed with such custodian and the Trustee shall not be responsible for or required to insure against any Liability incurred in connection with any such holding or deposit and may pay all sums required to be paid on account of or in respect of any such deposit;

27.1.10

No Liability as a result of the delivery of a certificate: the Trustee shall have no liability whatsoever for any Liability directly or indirectly suffered or incurred by the Issuer, any Noteholder, Certificateholder, Secured Creditor or any other person as a result of the delivery by the Trustee to the Issuer of a certificate as to material prejudice pursuant to Notes Condition 12.3 (Conditions to delivery of an Enforcement Notice) or Residual Certificate Condition 10.3 (Conditions to delivery of an Enforcement Notice), on the basis of an opinion formed by it in good faith;

27.1.11

Forged Notes or Residual Certificates: the Trustee shall not be liable to the Issuer or any Noteholder or any Certificateholder by reason of having accepted as valid or not having rejected any Note as such and subsequently found to be forged or not authentic;

27.1.12

Replacement of Servicer and Realisation Agent: in determining whether to serve any notice pursuant to clause 21 (Termination) of the Servicing and Realisation Agreement (or their equivalent in any replacement or back-up servicing and realisation agreements) it shall be entitled to seek directions by way of an Extraordinary Resolution of the holders of the Most Senior Class of Notes then outstanding or a request in writing by the holders of at least 25 per cent. in aggregate of the Principal Amount Outstanding of such Notes or if there are no Notes outstanding, by an Extraordinary Resolution of the Certificateholders or a request in writing by 25 per cent. in number of the Residual Certificates and shall not be responsible for any delays in taking action occasioned by so doing. The Trustee has no obligation to assume the role or responsibilities of the Servicer or Realisation Agent or to appoint a successor Servicer or Realisation Agent; and

27.1.13

Replacement of Cash Manager: in determining whether to serve any notice pursuant to clause 17 (Cash Manager Termination Events) of the Cash Management Agreement (or their equivalent in any replacement or back-up cash management agreements) it shall be entitled to seek directions by way of an Extraordinary Resolution of the holders of the Most Senior Class of Notes then outstanding or a request in writing by the holders of at least 25 per cent. in aggregate of the Principal Amount Outstanding of such Notes or if there are no Notes outstanding, by an Extraordinary Resolution of the Certificateholders or a request in writing by 25 per cent. in number of the Residual Certificates and shall not be responsible for any delays in taking action occasioned by so doing. The Trustee has no obligation to assume the role or responsibilities of the Cash Manager or to appoint a successor Cash Manager.

27.2	Trustee’s powers and duties

27.2.1

Trustee’s determination: the Trustee may determine whether or not a default in the performance by the Issuer of any obligation under the provisions of the Trust Documents, the Conditions, the Residual Certificate Conditions or contained in the Notes, the Residual Certificates or any other Transaction Document is capable of remedy, including, inter alia, the following events: (i) the Issuer ceases or threatens to cease to carry on the whole or, in the opinion of the Trustee, a substantial part of its business, save for the purposes of reorganisation on terms approved in writing by the Trustee or by Extraordinary Resolution of the Most Senior Class of Noteholders or, if there are no Notes outstanding, by an Extraordinary Resolution of the Certificateholders, or (ii) the Issuer stops or threatens to stop payment of, or is unable to, or admits inability to, pay its debts (or any class of its debts) as they fall due or the value of its assets falls to less than the amount of its liabilities (taking into account its contingent and prospective liabilities), or (iii) the Issuer is deemed unable to pay its debts pursuant to or for the purposes of any Applicable Law or is adjudicated or found bankrupt or insolvent and/or materially prejudicial to the interests of the Noteholders or any class of Notes or the Certificateholders, such certificate shall be conclusive and binding upon the Issuer, the Noteholders, the Certificateholders and the other Secured Creditors;

27.2.2

Events of Default: the Trustee shall not be bound to give notice to any person of the execution of the Trust Documents or the other Transaction Documents or to take any steps to ascertain whether any Note Event of Default or Potential Note Event of Default or Residual Certificate Event of Default has happened and, until it has received a Note Event of Default Notice pursuant to the Trust Documents, the Trustee shall be entitled to assume that no Note Event of Default or Potential Note Event of Default or Residual Certificate of Event of Default has happened and that the Issuer is observing and performing all the obligations on its part contained in the Notes, the Conditions, the Residual Certificates, the Residual Certificates Conditions the other Transaction Documents and under the Trust Documents and no event has happened as a consequence of which any of the Notes may become repayable;

27.2.3

Determination of questions: the Trustee, as between itself, the Instrumentholders and the other Secured Creditors, shall have full power to determine all questions and doubts arising in relation to any of the provisions of the Trust Documents and every such determination, whether made upon a question actually raised or implied in the acts or proceedings of the Trustee, shall be conclusive and shall bind the Trustee, the Instrumentholders and the other Secured Creditors;

27.2.4

Noteholders and Certificateholders as a class: without prejudice to the provisions of sub-clause 27.2.5 (Consideration of the interests of the Noteholders, the Certificateholders and the other Secured Creditors), whenever in the Trust Documents the Trustee is required in connection with any exercise of its powers, trusts, authorities or discretions (including any modification, waiver, authorisation or determination) to have regard to the interests of the Noteholders or any class of Notes thereof or the Certificateholders, it shall have regard to the interests of the Noteholders (or such class of Notes) and the Certificateholders as a class. The Trustee shall not be obliged to have regard to the consequences of such exercise for any individual Noteholder or Certificateholder resulting from its being for any purpose domiciled or resident in, or otherwise connected in any way with, or subject to the jurisdiction of, any particular territory or taxing jurisdiction and the Noteholder or Certificateholders shall not be entitled to claim from the Issuer, the Trustee or any other person any indemnification or payment in respect of any Tax or stamp duty consequences of any such exercise upon individual Noteholders, except to the extent already provided for in Condition 11 (Taxation);

27.2.5

Consideration of the interests of the Noteholders, the Certificateholders and the other Secured Creditors: the Trustee shall, as regards all the powers, trusts, authorities, duties and discretions vested in it by the Trust Documents, the other Transaction Documents, the Conditions, the Residual Certificates Conditions, the Residual Certificates or the Notes, except where expressly provided otherwise, have regard to the interests only of the Noteholders and/or the Certificateholders and not of the other Secured Creditors. Where, in the opinion of the Trustee:

(a)	there is a conflict between the interests of:

(i)	the Class A Noteholders; and

(ii)	the Class B Noteholders and/or the Certificateholders,

the Trustee shall give priority to the interests of the Class A Noteholders whose interests shall prevail.

(b)	There is a conflict between the interest of:

(i)	the Class B Noteholders; and

(ii)	the Certificateholders,

the Trustee shall give priority to the interests of the Class B Noteholders whose interests shall prevail,

provided further that, while any Notes of a Class ranking senior to any other Class of Notes or the Residual Certificates are then outstanding, the Trustee shall not and shall not be bound to, act at the request or direction of the Noteholders of any other Class of Notes or the Certificateholders unless

(a)	to do so would not, in its opinion, be materially prejudicial to the interests of the Noteholders of all the Classes of Notes ranking senior to such other Class or the Residual Certificates; or

(b)

(if the Trustee is not of that opinion) such action of each Class or the Residual Certificates is sanctioned by an Extraordinary Resolution of the Noteholders of the Class or Classes of the Notes ranking senior to such other Class or the Residual Certificates, and in any such case, only if it shall have been indemnified and/or secured and/or pre-funded to its satisfaction against all liabilities to which it may thereby become liable or which it may incur by so doing in accordance with the terms of the Trust Deed.

27.2.6

Trustee’s discretion: save as expressly otherwise provided herein or in the other Transaction Documents, the Trustee shall have absolute and uncontrolled discretion as to the exercise or non-exercise as regards all the trusts, powers, authorities and discretions vested in it by the Trust Documents, the other Transaction Documents or by operation of law. The Trustee shall not be responsible for any Liability that may result from the exercise or non-exercise of such discretion, but whenever the Trustee is under the provisions of the Trust Documents bound to act at the request or direction of the Noteholders or any class of Notes thereof or the Certificateholders, the Trustee shall nevertheless not be so bound unless first indemnified and/or secured and/or prefunded to its satisfaction against all actions, proceedings, claims and demands to which it may render itself liable and all Liabilities which it may incur by so doing;

27.2.7

Trustee’s consent: any consent, authority, approval or waiver given by the Trustee for the purposes of the Trust Documents, the Conditions, the Residual Certificates Conditions, the Notes, the Residual Certificates and the other Transaction Documents may be given on such terms and subject to such conditions (if any) as the Trustee may require and (notwithstanding any provision to the contrary) may be given retrospectively;

27.2.8

Conversion of currency: where it is necessary or desirable for any purpose in connection with the Trust Documents to convert any sum from one currency to another it shall (unless otherwise provided by the Trust Documents, the other Transaction Documents or required by law) be converted at such rate or rates, in accordance with such method and as at such date for the determination of such rate of exchange, as may be specified by the Trustee in its absolute discretion as relevant and any rate, method and date so specified shall be binding on the Issuer, the Instrumentholders and the other Secured Creditors;

27.2.9

Application of proceeds: the Trustee shall not be responsible for the receipt or application by the Issuer of the proceeds of the issue of the Notes Certificates or the Residual Certificates or the delivery of any Note or Residual Certificate to the persons entitled to them;

27.2.10

Error of judgment by employees: the Trustee shall not be liable for any error of judgment made in good faith by any officer or employee of the Trustee assigned by the Trustee to administer its corporate trust matters;

27.2.11

Agents: the Trustee may, in the conduct of the trusts created pursuant to the Trust Documents, instead of acting personally, employ and pay an agent on any terms, whether or not a lawyer or other professional person, to transact or conduct, or concur in transacting or conducting, any business and to do or concur in doing all acts required to be done by the Trustee (including the receipt and payment of money), and the Trustee shall not be bound to supervise the proceedings or acts of, and shall not in any way or to any extent be responsible for, any Liability incurred by reason of the misconduct, omission or default on the part of any person appointed by it hereunder;

27.2.12

Delegation: the Trustee may, in the execution and exercise of all or any of the trusts, powers, authorities and discretions vested in it by the Trust Documents, act by responsible officers or a responsible officer for the time being of the Trustee and the Trustee may also whenever it thinks fit, whether by power of attorney or otherwise, delegate to any person or persons or fluctuating body of persons (whether being a joint trustee or co-trustee of the Trust Documents or not) all or any of the trusts, powers, authorities and discretions vested in it by the Trust Documents. Any such delegation may be made upon such terms and conditions and subject to such regulations (including power to sub-delegate with the consent of the Trustee) as the Trustee may think fit in the interests of the Noteholders and the Certificateholders and the Trustee shall not be bound to supervise the proceedings or acts of, and shall not in any way or to any extent be responsible for any Liability incurred by reason of the misconduct, omission or default on the part of, such delegate or sub-delegate;

27.2.13

Custodians and nominees: the Trustee may appoint and pay any person to act as a custodian or nominee on any terms in relation to the Trust Property as the Trustee may determine, including for the purpose of depositing with a custodian this Deed or any document relating to the trusts created by the Trust Documents and the Trustee shall not be responsible for any Liability incurred by reason of the misconduct, omission or default on the part of any person appointed by it hereunder or be bound to supervise the proceedings or acts of any such person; the Trustee is not obliged to appoint a custodian if the Trustee invests in securities payable to bearer;

27.2.14

Advice or opinion on material prejudice: where the Trustee is required to consider whether any event or the exercise by it of any power, trust, authority, duty or discretion, under or in relation to the Notes, the Residual Certificates, the Trust Documents or any other Transaction Document, is or will be materially prejudicial to the interests of the Noteholders (or any class of Notes thereof) or the Certificateholders, the Trustee shall be entitled to call for and rely and act upon the advice or opinion of any reputable financial or other adviser (whether or not such financial adviser shall be a Secured Creditor or other party to any Transaction Document) and the advice of such financial or other professional adviser if relied upon by the Trustee, shall be binding on the Noteholders and the Certificateholders and the Trustee shall not incur any Liability by reason of so acting or relying;

27.2.15

Directions from the holders of the Most Senior Class of Notes or the Certificateholders: The Trustee shall be entitled to seek and obtain the express direction by an Extraordinary Resolution of the holders of the Most Senior Class of Notes then outstanding or if no Notes are outstanding the Certificateholders or the direction is made in writing by the holders of at least 25 per cent. in principal amount outstanding of such Notes then outstanding or if no Notes are outstanding, 25 per cent. of the Residual Certificates in respect of the exercise of any of its powers in Section E of this Deed and any such direction shall be binding on the Instrumentholders and the other Secured Creditors;

27.2.16

Confidential information: the Trustee shall not (unless required pursuant to any Requirement of Law or any Regulatory Direction or ordered so to do by a court of competent jurisdiction) be required to disclose to any Instrumentholder, any other Secured Creditor or any other person confidential information or other information (including information of a financial or price sensitive nature) made available to the Trustee by the Issuer or any other person in connection with this Deed or the other Transaction Documents and no Instrumentholder, other Secured Creditor or any other person shall be entitled to take any action to obtain from the Trustee any such information;

27.2.17

No obligation to monitor performance: the Trustee shall be under no obligation to monitor or supervise the performance by the Issuer or any of the other Transaction Parties of their respective obligations under the Transaction Documents or under the Notes, the Residual Certificates the Conditions, the Residual Certificates Conditions or any other agreement or document relating to the transactions herein or therein contemplated and shall be entitled, in the absence of actual knowledge of a breach of obligation, to assume that each such person is properly performing and complying with its obligations;

27.2.18

Illegality: notwithstanding anything else contained in the Trust Documents or the other Transaction Documents, the Trustee may refrain from doing anything which would or might in its opinion be contrary to any Requirement of Law or Regulatory Direction or which would or might otherwise render it liable to any person and may do anything which is, in its opinion, necessary to comply with any such Requirement of Law or Regulatory Direction;

27.2.19

Responsibility for determination or procuring the determination of certain matters: the Issuer is responsible, pursuant to the Conditions and Residual Certificates Conditions (as applicable) for determining the amount of (i) the Note Principal Payment, (ii) the Principal Amount Outstanding, (iii) the Interest Amount and (iv) the Residual Payments and the Trustee shall have no responsibility to recalculate any such amounts notwithstanding a manifest error therein. If the Issuer does not at any time for any reason determine such amounts, the Trustee may (but is not obliged to) without responsibility or liability appoint an agent to determine the same and such calculation shall be deemed to have been made by the Issuer pursuant to the Conditions and the Residual Certificates Conditions and the Trustee shall have no liability in respect thereof;

27.2.20	Termination Events: The Trustee shall not be responsible for:

(a)

identifying the occurrence of an Issuer Termination in respect of the Servicer or the Realisation Agent or a Cash Manager Termination Event and shall assume that no such event or eventuality has occurred unless notified thereof by the Issuer, the Servicer, the Realisation Agent or the Cash Manager; or

(b)	analysing the circumstances which have informed the Servicer, the Realisation Agent, the Cash Manager or the Issuer when notifying the Trustee of an Issuer Termination in respect of the Servicer,

and the Trustee has no obligation to assume the role or responsibilities of the Servicer, Realisation Agent or Cash Manager or to appoint a replacement Servicer, Realisation Agent or Cash Manager.

27.2.21

Trustee not responsible for monitoring compliance with the Securitisation Regulation: the Trustee shall not be responsible for the monitoring of, compliance with, or for investigating any matter which is the subject of the undertaking given by the Retention Holder to the Trustee in paragraph 6 of the Risk Retention Letter in relation to the Retention Holder’s (i) holding of a material net economic interest pursuant to article 6(3) of the Securitisation Regulation; and (ii) compliance with its other obligations under the Securitisation Regulation ((i) and (ii) above together, the “Compliance Undertaking”). The Trustee shall not be under any obligation to take any action in relation to the Retention Holder’s non-compliance with the Compliance Undertaking unless and until it receives actual written notice from any Transaction Party confirming a breach of the Compliance Undertaking, in which event the only obligation of the Trustee shall be to forthwith notify the Issuer (who shall notify the Noteholders and the other Secured Creditors of the same) and, subject to its being indemnified and/or secured and/or prefunded to its satisfaction, to take such further action as it is directed to take in connection with such breach in accordance with an Extraordinary Resolution of the holders of the Most Senior Class of Notes or if there are no Notes outstanding, by an Extraordinary Resolution of the Certificateholders;

27.3	Financial matters

27.3.1

Professional charges: any trustee being a banker, lawyer, broker or other person engaged in any profession or business shall be entitled to charge and be paid all usual professional and other charges for business transacted and acts done by him or his partner or firm on matters arising in connection with the trusts of the Trust Documents and also his properly incurred charges in addition to disbursements for all other work and business done and all time spent by him or his partner or firm on matters arising in connection with the Trust Documents, including matters which might or should have been attended to in person by a trustee not being a banker, lawyer, broker or other professional person;

27.3.2

Expenditure by the Trustee: the Trustee may refrain from taking any action or exercising any right, power, authority or discretion vested in it under the Trust Documents, any other Transaction Document, the Charged Property or any other agreement relating to the transactions herein or therein contemplated or from taking any action to enforce the Security until it has been indemnified and/or secured and/or prefunded to its satisfaction against any and all Liabilities which might be brought, made or conferred against or suffered, incurred or sustained by it as a result (which may include payment on account). Nothing contained in the Trust Documents or the other Transaction Documents shall require the Trustee to expend or risk its own funds or otherwise incur any financial liability in the performance of its duties or the exercise of any right, power, authority or discretion hereunder if it has grounds for believing the repayment of such funds or adequate indemnity against, or security or prefunding for, such risk or liability is not reasonably assured to it;

27.3.3

Deductions and withholdings: notwithstanding anything contained in the Trust Documents, to the extent required by applicable law, if the Trustee is required to make any deduction or withholding from any distribution or payment made by it under the Trust Documents (other than in connection with its remuneration as provided for herein) or if the Trustee is otherwise charged to, or may become liable to, Tax as a consequence of performing its duties under the Trust Documents or the other Transaction Documents (other than Tax imposed on or calculated by reference to the overall net income, profits or gains of the Trustee), then the Trustee shall be entitled to make such deduction or withholding or (as the case may be) to retain out of sums received by it an amount sufficient to discharge any liability to Tax which relates to sums so received or distributed or to discharge any such other liability of the Trustee to Tax from the funds held by the Trustee on the trusts of the Trust Documents;

27.3.4

Trustee may enter into financial transactions: no Trustee and no director or officer of any corporation being a Trustee hereof shall by reason of the fiduciary position of such Trustee be in any way precluded from making any contracts or entering into any transactions in the ordinary course of business with the Issuer or any other Transaction Party or any person or body corporate directly or indirectly associated with the Issuer or such other party, or from accepting the trusteeship of any other debenture stock, debentures or securities of the Issuer or such other party or any person or body corporate directly or indirectly associated with the Issuer or such other party. Neither the Trustee nor any director or officer of any corporation being a Trustee shall be accountable to the Instrumentholders, the other Secured Creditors, the Issuer or any other Transaction Party or any person or body corporate directly or indirectly associated with the Issuer or any such other Transaction Party for any profit, fees, commissions, interest, discounts or share of brokerage earned, arising or resulting from any such contracts or transactions and the Trustee and any such director or officer shall also be at liberty to retain the same for its or his own benefit; and

27.3.5

Noteholder and Certificateholder appraisal of financial condition: each Noteholder, each Certificateholder and each other Secured Creditor shall be solely responsible for making its own independent appraisal of and investigation into the financial condition, creditworthiness, affairs, status and nature of the Issuer and the other Transaction Parties, the Charged Property or the Security and the Trustee shall not at any time have any responsibility for any such appraisal or investigation and no Noteholder, Certificateholder or other Secured Creditors shall rely on the Trustee in respect thereof.

27.4	FSMA Authorisation

Notwithstanding anything in the Trust Documents or any other Transaction Document to the contrary, the Trustee shall not do, or be authorised or required to do, anything which might constitute a regulated activity for the purpose of FSMA, unless it is authorised under FSMA to do so.

The Trustee shall have the discretion at any time:

27.4.1	to delegate any of the functions which fall to be performed by an authorised person under FSMA to any other agent or person which also has the necessary authorisations and licences; and

27.4.2	to apply for authorisation under FSMA and perform any or all such functions itself if, in its absolute discretion, it considers necessary, desirable or appropriate to do so.

Nothing in these presents shall require the Trustee to assume an obligation of the Issuer arising under any provisions of the listing, prospectus, disclosure or transparency rules (or equivalent rules of any other competent authority besides the FCA).

27.5	Trustee Liability

Subject to Sections 750 and 751 of the Companies Act 2006 (if applicable) and notwithstanding anything to the contrary in the Transaction Documents, the Trustee shall not be liable to any person for any matter or thing done or omitted in any way in connection with or in relation to the Transaction Documents save in relation to its own gross negligence, wilful default or fraud.

The Trustee will not responsible for any Liability caused by or any failure or delay in the performance of its obligations hereunder if it is prevented from so performing its obligations by a Force Majeure Event.

27.6	Consequential Damages or Loss of Profits

Notwithstanding anything to the contrary in the Transaction Documents, the Trustee shall not in any event be liable for special, indirect, punitive or consequential loss or damage of any kind whatsoever (including, but not limited to, lost profits, goodwill reputation or business opportunity), whether or not foreseeable, even if the Trustee has been advised of the likelihood of such loss or damage and regardless of whether the claim for loss or damage is made in negligence, for breach of contract, breach of trust or otherwise.

27.7	Trustee liable for gross negligence

None of the provisions of the Trust Documents shall in any case in which the Trustee has failed to show the degree of care and diligence required by it as Trustee, having regard to the provisions of the Trust Documents conferring on the Trustee any powers, authorities or discretions, relieve or indemnify the Trustee against any liability which by virtue of any applicable rule of law would otherwise attach to it in respect of any gross negligence, wilful default or fraud (except insofar as the same arises because of the gross negligence, wilful default or fraud of the Issuer or any other Transaction Party) of which it is found guilty in relation to its duties under the Trust Documents.

27.8	Disapplication

Section 1 of the Trustee Act 2000 shall not apply to the duties of the Trustee in relation to the trusts constituted by the Trust Documents. Where there are any inconsistencies between the Trustee Acts and the provisions of the Trust Documents, the provisions of the Trust Documents shall, to the extent allowed by law, prevail and, in the case of any such inconsistency with the Trustee Act 2000, the provisions of the Trust Documents shall constitute a restriction or exclusion for the purposes of that Act.

27.9	Matters Relating to Security

27.9.1

Reliance on title to the Security: the Trustee may accept without investigation, requisition or objection such right and title as the Issuer may have to any of the Charged Property and the other Security created in favour of the Trustee by the Trust Documents and shall not be bound or concerned to examine or enquire into or be liable for any defect or failure in the right or title of the Issuer or any other person to all or any of the Charged Property whether such defect or failure was known to the Trustee or might have been discovered upon examination or enquiry and whether capable of remedy or not;

27.9.2	Registration and perfection of the Security: the Trustee shall not be liable for any failure, omission or defect in perfecting, protecting or further assuring the Security including:

(a)

any failure, omission or defect in registering or filing or procuring registration or filing of, or otherwise protecting or perfecting the Security or the priority thereof or the right or title of any person in or to the assets comprised in the Security; and

(b)	any failure or omission to require any further assurances in relation to the Security;

27.9.3

Adequacy of the Security: the Trustee shall not be responsible for any unsuitability, inadequacy or unfitness of any Charged Property as security for the Secured Amounts and shall not be obliged to make any investigation into, and shall be entitled to assume, the suitability, adequacy and fitness of the Charged Property as security for the Secured Amounts;

27.9.4

Monitoring: the Trustee shall not be responsible for investigating, monitoring or supervising the observance or performance by any person of its obligations in respect of the Charged Property or otherwise;

27.9.5

No responsibility for Security: the Trustee shall not be responsible for any Liabilities occasioned to the Security however caused, whether by an act or omission of the Issuer or any other party to the Transaction Documents or any other person (including any bank, broker, depositary, custodian or other intermediary or any clearing system or operator thereof) acting in accordance with or contrary to the provisions of any of the Transaction Documents or otherwise and irrespective of whether the Security is held by or to the order of any of such persons;

27.9.6

Insurance: without prejudice to the provisions of any Transaction Document relating to insurance, the Trustee shall not be under any obligation to insure any of the Security or Charged Property or any deeds or documents of title or other evidence in respect of the Security or Charged Property or to require any other person to maintain any such insurance or monitor the adequacy of any such insurance and shall not be responsible for any Liability which may be suffered by any person as a result of the lack of or inadequacy of any such insurance;

27.9.7

Depreciation in value: the monies standing to the credit of any account comprised in the Charged Property shall be dealt with in accordance with the provisions of the Transaction Documents and the Trustee shall not be responsible in such circumstances or at any other time for any Liability suffered by any person, whether by reason of depreciation in value or by fluctuation in exchange rates or otherwise;

27.9.8

No liability for loss: the Trustee will not be liable for any decline in the value nor any loss realised upon any sale or other disposition pursuant to the Trust Documents of, any of the Charged Property. In particular and without limitation, the Trustee shall not be liable for any such decline or loss directly or indirectly arising from its acting or failing to act as a consequence of an opinion reached by it in good faith based on advice received by it in accordance with the Trust Documents and the Conditions;

27.9.9

Liability to Tax: the Trustee shall have no responsibility whatsoever to the Issuer, any Noteholder or other Secured Creditors as regards any deficiency which might arise because the Trustee is subject to any Tax in respect of all or any of the Charged Property, the income therefrom or the proceeds thereof; and

27.9.10

Responsibility: the Trustee shall not be responsible for the execution, legality, effectiveness, adequacy, genuineness, validity, enforceability, admissibility in evidence or suitability of any of the Underlying Assets, the Underlying Finance Documents, the Underlying Security, the Financial Assets or the Repurchase Agreement or other documents entered into in connection therewith, nor shall it be responsible or liable to any person because of any invalidity of any provisions of such documents or the unenforceability thereof, whether arising from statute, law or decision of any court. The Trustee shall not have any responsibility for, or have any duty to make any investigation in respect of or in any way be liable whatsoever for:

(a)

the nature, status, creditworthiness or solvency of any Underlying Obligor or any other person or entity who has at any time provided any security or support whether by way of guarantee, charge or otherwise in respect of any advance made to any Underlying Obligor;

(b)

the execution, delivery, legality, effectiveness, genuineness, validity, adequacy, admissibility in evidence, suitability or enforceability of any Underlying Assets, the Underlying Finance Documents, the Underlying Security, the Financial Assets or the Repurchase Agreement or any other document entered into in connection therewith;

(c)

the scope or accuracy of any representations, warranties or statements made by or on behalf of any Underlying Obligor in any application for any advance or any document entered into in connection therewith;

(d)

the performance or observance by any Underlying Obligor or any other person of any provisions of any Underlying Assets, the Underlying Finance Documents, the Underlying Security, the Financial Assets or the Repurchase Agreement or in any document entered into in connection therewith or the fulfilment or satisfaction of any conditions contained therein or relating thereto or as to the existence or occurrence at any time of any default, event of default or similar event contained therein or waiver or consent which has at any time been granted in relation to any of the foregoing;

(e)

the existence, accuracy or sufficiency of any legal or other opinions, searches, reports, certificates, valuations or investigations delivered or obtained or required to be delivered or obtained at any time in connection with any Underlying Assets, the Underlying Finance Documents, the Underlying Security, the Financial Assets or the Repurchase Agreement;

(f)	the title of the Issuer to any Financial Assets;

(g)

the compliance of the provisions and contents of and the manner and formalities applicable to the execution of the Underlying Assets or the Repurchase Agreement and any documents connected therewith, with any Requirement of Law or Regulatory Disclosure;

(h)

the failure to call for delivery of documents of title to or require any transfers, legal mortgages, charges or other further assurances in relation to any of the assets the subject matter of any of the Transaction Documents or any other document;

(i)

any other matter or thing relating to or in any way connected with any Underlying Assets or the Repurchase Agreement or any document entered into in connection therewith, whether or not similar to the foregoing.

SECTION I

COSTS AND EXPENSES

28.	REMUNERATION

28.1	Normal Remuneration

The Issuer shall pay to the Trustee remuneration for its services as trustee as from the date of this Deed, such remuneration to be at such rate agreed in a separate fee letter between the Issuer and the Trustee. Such remuneration shall accrue from day to day and be payable in accordance with the Priorities of Payments until the trusts of the Trust Documents are discharged.

28.2	Extra Remuneration

In the event of the occurrence of an Note Event of Default or a Potential Note Event of Default or a Residual Certificate Event of Default or the Trustee considering it expedient or necessary or being requested by the Issuer to undertake duties which the Trustee and the Issuer agree to be of an exceptional nature or otherwise outside the scope of the normal duties of the Trustee under the Trust Documents, including, without limitation, pre-enforcement actions such as amendments, noteholder meetings and other expert advice required by the Trustee, the Issuer shall pay to the Trustee such additional remuneration as shall be agreed between them (and which may be calculated by reference to the Trustee’s normal hourly rates in force from time to time).

28.3	Value Added Tax

The Issuer shall in addition pay to the Trustee an amount of any VAT chargeable in respect of its remuneration and all sums of whatever nature payable under this Deed upon receipt of a valid VAT invoice from the Trustee in respect of the supply for which that remuneration is the consideration for VAT purposes.

28.4	Failure to agree

In the event of the Trustee and the Issuer failing to agree:

28.4.1	(in a case to which Clause 28.1 (Normal Remuneration) applies) upon the amount of the remuneration; or

28.4.2

(in a case to which Clause 28.2 (Extra Remuneration) applies) upon whether such duties shall be of an exceptional nature or otherwise outside the scope of the normal duties of the Trustee under the Trust Documents or upon such additional remuneration, such matters shall be determined by an independent third party (acting as an expert and not as an arbitrator) selected by the Trustee and approved by the Issuer or, failing such approval, nominated (on the application of the Trustee) by the President for the time being of The Law Society of England and Wales (the expenses involved in such nomination and the fees of such independent third party being payable by the Issuer) and the determination of any such independent third party shall be final and binding upon the Trustee and the Issuer.

28.5	Expenses

The Issuer shall also pay or discharge all costs, charges and expenses properly incurred by the Trustee, any Appointee and (if applicable) the Receiver in relation to the preparation and execution of, the exercise or attempted or purported exercise of its powers and the performance of its duties under, and in any other manner in relation to, the Trust Documents and the other Transaction Documents, including, but not limited to, legal and travelling expenses and any stamp, issue, registration, documentary and other taxes or duties paid or payable by the Trustee (other than a liability imposed on, or calculated by reference to, the Trustee’s, the Appointee’s and (if applicable) the

Receiver’s net income, profits or gains) in connection with any action taken or contemplated by or on behalf of the Trustee for enforcing, or resolving any doubt concerning, or for any other purpose in relation to, the Trust Documents or the other Transaction Documents.

28.6	Indemnity

28.6.1

Without prejudice to the right of indemnity by law given to trustees, the Issuer covenants with and undertakes to the Trustee to indemnify the Trustee on demand on an after-Tax basis against any Liabilities (other than a liability to Tax imposed on, or calculated by reference to, the Trustee’s, the Appointee’s and (if applicable) the Receiver’s net income, profits or gains) which are properly incurred by the Trustee, any Receiver or any Appointee or any other person appointed by the Trustee under the Trust Documents to whom any trust, power, authority or discretion may be delegated by the Trustee in the execution, or the purported execution, of the trusts, powers, authorities and discretions vested in it or performance or attempted performance of its duties imposed by the Trust Documents or the other Transaction Documents, in, or in connection with (except insofar as the same are incurred because of any gross negligence, fraud or wilful default of the Trustee, any Appointee or the Receiver):

(a)	the performance of the terms of the Trust Documents or the other Transaction Documents;

(b)	anything done or purported to be done or omitted by the Trustee, any Appointee or the Receiver in relation to the Charged Property or under the Trust Documents or any other Transaction Document;

(c)

the exercise or attempted or purported or omitted exercise by or on behalf of the Trustee, any Appointee or the Receiver of any of the powers or performance or attempted performance of the Trustee, any Appointee or the Receiver or any other action taken by or on behalf of the Trustee with a view to or in connection with enforcing any obligations of the Issuer or any other person under any Transaction Document or the recovery by the Trustee, any Appointee or the Receiver from the Issuer of the Secured Amounts; or

(d)	any payment made in respect of the Secured Amounts (whether by the Issuer or any other person) which is subsequently impeached or declared void for any reason whatsoever.

28.6.2

The Issuer shall, if required by the Trustee, put the Trustee in funds prior to the Trustee being required to make a payment in respect of any Liability incurred by the Trustee where the Trustee would have a right to be indemnified by the Issuer for such Liability under sub-clause 28.6.1 above and the Trustee shall only be required to pay such liability to the extent that the Trustee has been prefunded therefor.

28.7	Priority of Indemnity

The Trustee, any Appointee and the Receiver shall be entitled to be indemnified out of the Charged Property against all Liabilities payable pursuant to Clause 28.6 (Indemnity) in accordance with the Priorities of Payments and the Trustee may retain and pay out of the monies in its hands arising from the Charged Property all sums necessary to effect such indemnity.

28.8	Payment of amounts due

28.8.1

All amounts due and payable pursuant to Clauses 28.5 (Expenses) and 28.6 (Indemnity) shall be payable by the Issuer on the date specified in a demand by the Trustee; the rate of interest applicable to such payments shall be 2 per cent. per annum above the base rate from time to time of Bank of England or 2 per cent. whichever is higher and interest shall accrue:

(a)	in the case of payments made by the Trustee prior to the date of the demand, from the date on which the payment was made or such later date as specified in such demand;

(b)	in the case of payments made by the Trustee on or after the date of the demand, from the date specified in such demand, which date shall not be a date earlier than the date such payments are made.

28.8.2	All remuneration or indemnity payments due and payable to the Trustee shall carry interest at the rate specified in sub-clause 28.8.1 above from the due date thereof.

28.9	Discharges

Unless otherwise specifically stated in any discharge of the Trust Documents or the other Transaction Documents the provisions of this Clause 28 shall continue in full force and effect notwithstanding such discharge and whether or not the Trustee is then the Trustee of this Deed.

SECTION J

APPOINTMENT AND RETIREMENT

29.	APPOINTMENT OF TRUSTEES

The power of appointing new or replacement trustees of the Trust Documents shall be vested in the Issuer, but no person shall be appointed who shall not previously have been approved by an Extraordinary Resolution of the holders of the Most Senior Class of Notes then outstanding, or if there are no Notes outstanding, the Residual Certificates. One or more persons may hold office as trustee or trustees of the Trust Documents, provided that such trustee or trustees shall be (if there is only one) or include (if there is more than one) a Trust Corporation.

30.	NOTICE OF A NEW TRUSTEE

Any appointment of a new or replacement trustee of the Trust Documents shall, as soon as practicable thereafter, be notified by the Issuer to the Agents, the Noteholders, the

Certificateholders and the other Secured Creditors. The Most Senior Class of Notes outstanding, or if there are no Notes outstanding the Residual Certificates, shall have the power, exercisable by Extraordinary Resolution, to remove any trustee or trustees for the time being hereof. The removal of any trustee shall not become effective unless there remains a trustee hereof (being a Trust Corporation) in office after such removal.

31.	SEPARATE AND CO-TRUSTEES

Notwithstanding the provisions of Clause 29 (Appointment of Trustees), the Trustee may, upon giving prior notice to the Issuer (but without the consent of the Issuer, the Noteholders, the Certificateholders or any other Secured Creditor), appoint any person established or resident in any jurisdiction (whether a Trust Corporation or not) to act either as a separate trustee or as a co-trustee jointly with the Trustee:

31.1	if the Trustee considers such appointment to be in the interests of the Noteholders and the Certificateholders; or

31.2	for the purposes of conforming to any legal requirements, restrictions or conditions in any jurisdiction in which any particular act or acts are to be performed; or

31.3

for the purposes of obtaining a judgment against the Issuer in any jurisdiction or the enforcement in any jurisdiction either of a judgment already obtained against the Issuer or in respect of the Trust Documents or any other Transaction Document; or

31.4	if the Trustee in its absolute discretion determines that such appointment is necessary or desirable to avoid any potential conflicts of interest.

32.	APPOINTMENT, REMOVAL, REMUNERATION OF SEPARATE/CO-TRUSTEE

The Issuer hereby irrevocably appoints the Trustee to be its attorney in its name and on its behalf to execute any instrument of appointment of a separate or co-trustee pursuant to Clause 31 (Separate and Co-trustees). Such a person shall (subject always to the provisions of the Trust Documents and the other Transaction Documents) have such trusts, powers, authorities and discretions (not exceeding those conferred on the Trustee by the Trust Documents and the other Transaction Documents) and such duties and obligations as shall be conferred on such person or imposed by the instrument of appointment. The Trustee shall have the power in like manner to remove any such person. Such remuneration as the Trustee may pay to any such person, together with any attributable Liabilities incurred by it in performing its function as such separate trustee or co-trustee, shall for the purposes of the Trust Documents be treated as Liabilities of the Trustee.

33.	RETIREMENT OF TRUSTEES

Any Trustee for the time being of the Trust Documents may retire at any time upon giving not less than 60 calendar days’ notice in writing to the Issuer without assigning any reason therefor and without being responsible for any Liabilities occasioned by such retirement. The retirement of any Trustee shall not become effective unless there remains a trustee hereof (being a Trust Corporation) in office after such retirement. The Issuer covenants that, in the event of the sole trustee or the only Trustee hereof which is a Trust Corporation giving notice under this Clause 33, it shall use all reasonable endeavours to procure a new trustee, being a Trust Corporation, to be appointed. If the Issuer has not appointed a new Trustee prior to the expiry of the notice period given by the Trustee, the Trustee shall be entitled to nominate a replacement, being a Trust Corporation. Subject to Clause 29 (Appointment of Trustees), such appointment must be approved by an Extraordinary Resolution of the holders of the Most Senior Class of Notes outstanding or, if no Notes are outstanding the Residual Certificates. The Trustee shall resign at any time upon the resignation or termination of the appointment of the Trustee in accordance with the provisions of the Transaction Documents. On termination of the appointment of the Trustee, the Trustee shall be entitled to receive all fees and other moneys accrued and unpaid up to the date of termination.

34.	COMPETENCE OF A MAJORITY OF TRUSTEES

Whenever there shall be more than two trustees hereof the majority of such trustees shall (provided such majority includes a Trust Corporation) be competent to execute and exercise all the trusts, powers, authorities and discretions vested by the Trust Documents in the Trustee generally.

35.	POWERS ADDITIONAL

The powers conferred by the Trust Documents upon the Trustee shall be in addition to any powers which may from time to time be vested in it by general law or as the holder of any of the Notes or Residual Certificates.

SECTION K

MISCELLANEOUS

36.	EXECUTION

The parties have executed this Deed as a deed and intend to deliver, and do deliver, this Deed on the date stated at the beginning of this Deed.

SCHEDULE 1

FORM OF NOTE CERTIFICATE

[ISIN: [Class A: [●]] [Class B: [●]]

Common Code: [Class A: [●]] [Class B: [●]]

THIS NOTE HAS NOT BEEN AND WILL NOT BE REGISTERED UNDER THE UNITED STATES SECURITIES ACT OF 1933, AS AMENDED (THE “SECURITIES ACT”), OR WITH ANY SECURITIES REGULATORY AUTHORITY OF ANY STATE OR OTHER JURISDICTION OF THE UNITED STATES OR ANY OTHER RELEVANT JURISDICTION AND MAY NOT BE OFFERED, SOLD, PLEDGED OR OTHERWISE TRANSFERRED IN THE UNITED STATES OR TO, OR FOR THE ACCOUNT OR BENEFIT OF, A U.S. PERSON (AS DEFINED IN REGULATION S UNDER THE SECURITIES ACT) (1) AS PART OF THEIR DISTRIBUTION AT ANY TIME OR (2) OTHERWISE PRIOR TO THE DATE THAT IS 40 DAYS AFTER THE LATER OF THE COMMENCEMENT OF THE OFFERING OF THE NOTES AND THE CLOSING OF THE OFFERING OF THE NOTES, EXCEPT PURSUANT TO AN EXEMPTION FROM, OR IN A TRANSACTION NOT SUBJECT TO, THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT AND IN ACCORDANCE WITH ANY APPLICABLE SECURITIES LAWS OF ANY STATE OR OTHER JURISDICTION OF THE UNITED STATES.

[EACH PURCHASER OR HOLDER AGREES THAT, FOR U.S. FEDERAL, STATE AND LOCAL INCOME AND FRANCHISE TAX PURPOSES AND FOR ACCOUNTING PURPOSES, THIS NOTE SHALL BE TREATED AS INDEBTEDNESS OF APOLLO COMMERCIAL REAL ESTATE FINANCE INC. UNLESS PROHIBITED BY APPLICABLE LAW. EACH PURCHASER OR HOLDER AGREES TO TREAT SO TREAT THIS NOTE FOR ALL U.S. FEDERAL, STATE, AND LOCAL INCOME AND FRANCHISE TAX PURPOSES (INCLUDING, WITHOUT LIMITATION, ON ANY AND ALL FILINGS WITH ANY U.S. FEDERAL, STATE, OR LOCAL TAXING AUTHORITY), AND SHALL NOT TAKE ANY ACTION INCONSISTENT WITH SUCH TREATMENT. ]1

EACH PURCHASER OR HOLDER OF THIS NOTE SHALL BE DEEMED TO HAVE REPRESENTED BY SUCH PURCHASE AND/OR HOLDING THAT (I) IT IS NOT AND IS NOT USING THE ASSETS OF A BENEFIT PLAN INVESTOR, AND SHALL NOT AT ANY TIME HOLD THIS NOTE FOR OR ON BEHALF OF A BENEFIT PLAN INVESTOR AND (II) IT IS NOT AND IS NOT USING THE ASSETS OF A GOVERNMENTAL, CHURCH OR NON-U.S. PLAN WHICH IS SUBJECT TO FEDERAL, STATE, LOCAL OR NON-U.S. LAWS WHICH ARE SIMILAR TO THE PROHIBITED TRANSACTION PROVISIONS OF SECTION 406 OF THE U.S. EMPLOYEE RETIREMENT INCOME SECURITY ACT OF 1974, AS AMENDED, (“ERISA”) OR SECTION 4975 OF THE U.S. INTERNAL REVENUE CODE OF 1986, AS AMENDED (THE “CODE”). THE TERM “BENEFIT PLAN INVESTOR” SHALL MEAN (I) AN EMPLOYEE BENEFIT PLAN (AS DEFINED IN SECTION 3(3) OF ERISA), WHICH IS SUBJECT TO TITLE I OF ERISA, (II) A PLAN DESCRIBED IN AND SUBJECT TO SECTION 4975 OF THE CODE, OR (III) AN ENTITY WHOSE UNDERLYING ASSETS INCLUDE PLAN ASSETS BY REASON OF A PLAN’S INVESTMENT IN THE ENTITY UNDER U.S. DEPARTMENT OF LABOR REGULATIONS § 2510.3-101 (29 C.F.R. § 2510.3-101) AS MODIFIED BY SECTION 3(42) OF ERISA.]

[1]	To be included in Class A Notes only.

ACRE Debt 2 PLC

(incorporated with limited liability under

the laws of England and Wales with registered number 12635042)

[£][initial principal amount in figures] Class [[A]/[B]] [[GBP]/[EUR]/[USD]] Asset

Backed Floating Rate Notes due 2025

This Note Certificate is issued in respect of the above captioned Notes (the “Notes”) of ACRE Debt 2 PLC (the “Issuer”). The Notes are constituted by, are subject to, and have the benefit of the Trust Deed and are the subject of the Agency Agreement and the other Transaction Documents.

Any reference herein to the “Conditions” is to the terms and conditions of the Notes attached hereto and any reference to a numbered “Condition” is to the correspondingly numbered provision thereof.

In this Note Certificate, unless otherwise defined herein or the context requires otherwise, words and expressions have the meanings and constructions ascribed to them in the Conditions.

This is to certify that:

of

is the person registered in the Register maintained by the Registrar in relation to the Notes as the duly registered holder or, if more than one person is so registered, the first-named of such persons (the “Holder”) of:

£[amount]

( [CURRENCY AND AMOUNT IN WORDS])

in aggregate principal amount of the Notes.

The Issuer, for value received, promises to pay such principal sum to the Holder on the dates and in the amounts specified in the Conditions or on such earlier date or dates as the same may become payable in accordance with the Conditions, and to pay interest on the unpaid balance of such principal sum in arrear on the dates and at the rate specified in the Conditions, together with any additional amounts payable in accordance with the Conditions, all subject to and in accordance with the Conditions.

The statements set out in the legend above are an integral part of this Note Certificate and, by acceptance hereof, each Holder of this Note Certificate agrees to be subject to and bound by such legends.

This Note Certificate is evidence of entitlement only and is not a document of title. Entitlements are determined by the Register and only the Holder is entitled to payment in respect of this Note Certificate.

This Note Certificate shall not be valid for any purpose until it has been authenticated for and on behalf of the Registrar.

AS WITNESS the manual or facsimile signature of a duly authorised person on behalf of the Issuer.

SIGNED by

ACRE Debt 2 PLC

By:
[●] as Director
[manual signature or facsimile signature]
(duly authorised)

Issued in London, on [●]

ISSUED as of [●] 20[●]

AUTHENTICATED for and on behalf of

Elavon Financial Services D.A.C., UK Branch

as Registrar

By:
Authorised Signatory
(Without recourse, warranty or liability)

FORM OF TRANSFER

FOR VALUE RECEIVED , being the registered holder of this Note Certificate, hereby transfers to
of ,

, £ in principal amount of the [Class A [GBP/EUR/USD]] [Class B [GBP/EUR/USD]] Asset Backed Floating Rate Notes due 2025 (the “Notes”) of ACRE Debt 2 PLC (the “Issuer”) and irrevocably requests and authorises Elavon Financial Services D.A.C., UK Branch, in its capacity as registrar in relation to the Notes (or any successor to Elavon Financial Services D.A.C., UK Branch, in its capacity as such) to effect the relevant transfer by means of appropriate entries in the register kept by it.

Dated:

By:
(duly authorised)

Notes

The name of the person by or on whose behalf this form of transfer is signed must correspond with the name of the registered holder as it appears on the face of this Note Certificate.

(a)	A representative of such registered holder should state the capacity in which he signs, e.g. executor.

(b)

The signature of the person effecting a transfer shall conform to any list of duly authorised specimen signatures supplied by the registered holder or be certified by a recognised bank, notary public or in such other manner as the Registrar may require.

(c)

The Class B Notes shall not be transferred in part or separately from the Residual Certificates. However, all of the Class B Notes and Residual Certificates, together, may be transferred to a single transferee, provided that: (i) such transferee is a Related Entity of the Class B Noteholder and (ii) following delivery of a Write-Down Notice, any proposed transfer of the Class B Notes and Residual Certificates shall only be effective after the Class B Set-Off Date as specified in the notice.

TERMS AND CONDITIONS OF THE NOTES

(as set out in Schedule 3 (Terms and Conditions of the Notes) to the Trust Deed)

REGISTRAR

Elavon Financial Services D.A.C., UK Branch

125 Old Broad Street

London EC2N 1AR

United Kingdom

SCHEDULE 2

FORM OF RESIDUAL CERTIFICATE

[ISIN: [●]

Common Code: [●]

THIS RESIDUAL CERTIFICATE HAS NOT BEEN AND WILL NOT BE REGISTERED UNDER THE UNITED STATES SECURITIES ACT OF 1933, AS AMENDED (THE “SECURITIES ACT”), OR WITH ANY SECURITIES REGULATORY AUTHORITY OF ANY STATE OR OTHER JURISDICTION OF THE UNITED STATES OR ANY OTHER RELEVANT JURISDICTION AND MAY NOT BE OFFERED, SOLD, PLEDGED OR OTHERWISE TRANSFERRED IN THE UNITED STATES OR TO, OR FOR THE ACCOUNT OR BENEFIT OF, A U.S. PERSON (AS DEFINED IN REGULATION S UNDER THE SECURITIES ACT) (1) AS PART OF THEIR DISTRIBUTION AT ANY TIME OR (2) OTHERWISE PRIOR TO THE DATE THAT IS 40 DAYS AFTER THE LATER OF THE COMMENCEMENT OF THE OFFERING OF THE RESIDUAL CERTIFICATES AND THE CLOSING OF THE OFFERING OF THE RESIDUAL CERTIFICATES, EXCEPT PURSUANT TO AN EXEMPTION FROM, OR IN A TRANSACTION NOT SUBJECT TO, THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT AND IN ACCORDANCE WITH ANY APPLICABLE SECURITIES LAWS OF ANY STATE OR OTHER JURISDICTION OF THE UNITED STATES.

EACH PURCHASER OR HOLDER OF THIS RESIDUAL CERTIFICATES SHALL BE DEEMED TO HAVE REPRESENTED BY SUCH PURCHASE AND/OR HOLDING THAT (I) IT IS NOT AND IS NOT USING THE ASSETS OF A BENEFIT PLAN INVESTOR, AND SHALL NOT AT ANY TIME HOLD THIS NOTE FOR OR ON BEHALF OF A BENEFIT PLAN INVESTOR AND (II) IT IS NOT AND IS NOT USING THE ASSETS OF A GOVERNMENTAL, CHURCH OR NON-U.S. PLAN WHICH IS SUBJECT TO FEDERAL, STATE, LOCAL OR NON-U.S. LAWS WHICH ARE SIMILAR TO THE PROHIBITED TRANSACTION PROVISIONS OF SECTION 406 OF THE U.S. EMPLOYEE RETIREMENT INCOME SECURITY ACT OF 1974, AS AMENDED, (“ERISA”) OR SECTION 4975 OF THE U.S. INTERNAL REVENUE CODE OF 1986, AS AMENDED (THE “CODE”). THE TERM “BENEFIT PLAN INVESTOR” SHALL MEAN (I) AN EMPLOYEE BENEFIT PLAN (AS DEFINED IN SECTION 3(3) OF ERISA), WHICH IS SUBJECT TO TITLE I OF ERISA, (II) A PLAN DESCRIBED IN AND SUBJECT TO SECTION 4975 OF THE CODE, OR (III) AN ENTITY WHOSE UNDERLYING ASSETS INCLUDE PLAN ASSETS BY REASON OF A PLAN’S INVESTMENT IN THE ENTITY UNDER U.S. DEPARTMENT OF LABOR REGULATIONS § 2510.3-101 (29 C.F.R. § 2510.3-101) AS MODIFIED BY SECTION 3(42) OF ERISA.]

ACRE Debt 2 PLC

(incorporated with limited liability under

the laws of England and Wales with registered number 12635042)

RESIDUAL CERTIFICATE

This Residual Certificate is issued in respect of the above captioned residual certificate (the “Residual Certificate”) of ACRE Debt 2 PLC (the “Issuer”). The Residual Certificates are constituted by, are subject to, and have the benefit of the Trust Deed and are the subject of the Agency Agreement and the other Transaction Documents.

Any reference herein to the “Conditions” is to the terms and conditions of the Notes attached hereto and any reference to a numbered “Condition” is to the corresponding numbered provision thereof.

In this Residual Certificate, unless otherwise defined herein or the context require otherwise, words and expressions have the meanings and constructions ascribed to them in the Residual Certificate Conditions.

This is to certify that:

of

is the person registered in the Register maintained by the Registrar in relation to the Residual Certificate as the duly registered holder or, if more than one person is so registered, the first-named of such persons (the “Holder”) of:

[amount in numbers]

( [AMOUNT IN WORDS])

Residual Certificates.

The Issuer, for value received, promises to pay such sums to the Holder on the dates and in the amounts specified in the Residual Certificate Conditions or on such earlier date or dates as the same may become payable in accordance with the Residual Certificate Conditions, together with any additional amounts payable in accordance with the Conditions, all subject to and in accordance with the Residual Certificate Conditions.

The statements set out in the legend above are an integral part of this Residual Certificate and, by acceptance hereof, each Holder of this Residual Certificate agrees to be subject to and bound by such legends.

This Residual Certificate is evidence of entitlement only and is not a document of title. Entitlements are determined by the Register and only the Holder is entitled to payment in respect of this Residual Certificate.

This Residual Certificate shall not be valid for any purpose until has been authenticated for and on behalf of the Registrar.

AS WITNESS the manual or facsimile signature of a duly authorised person on behalf of the Issuer.

SIGNED by

ACRE Debt 2 PLC

By:
[●] as Director
[manual signature or facsimile signature]
(duly authorised)

Issued in London, on [●]

ISSUED as of [●] 20[●]

AUTHENTICATED for and on behalf of

Elavon Financial Services D.A.C., UK Branch

as Registrar

By:
Authorised Signatory
(Without recourse, warranty or liability)

FORM OF TRANSFER

FOR VALUE RECEIVED , being the registered holder of this Residual Certificate, hereby transfers to
of ,

, [●] Residual Certificates (the “Residual Certificates”) of ACRE Debt 2 PLC (the “Issuer”) and irrevocably requests and authorises Elavon Financial Services D.A.C., UK Branch, in its capacity as registrar in relation to the Residual Certificates (or any successor to Elavon Financial Services D.A.C., UK Branch, in its capacity as such) to effect the relevant transfer by means of appropriate entries in the register kept by it.

Dated:

By:
(duly authorised)

Notes

The name of the person by or on whose behalf this form of transfer is signed must correspond with the name of the registered holder as it appears on the face of this Global Residual Certificate.

(a)	A representative of such registered holder should state the capacity in which he signs, e.g. executor.

(b)

The signature of the person effecting a transfer shall conform to any list of duly authorised specimen signatures supplied by the registered holder or be certified by a recognised bank, notary public or in such other manner as the Registrar may require.

(c)

The Residual Certificates shall not be transferred in part or separately from the Class B Notes. However, all of the Residual Certificates and all of the Class B Notes, together, may be transferred to a single transferee.

TERMS AND CONDITIONS OF THE RESIDUAL CERTIFICATES

(as set out in Schedule 5 (Terms and Conditions of the Residual Certificates) to the Trust Deed)

REGISTRAR

Elavon Financial Services D.A.C., UK Branch

125 Old Broad Street

London EC2N 1AR

United Kingdom

SCHEDULE 3

TERMS AND CONDITIONS OF THE NOTES

1.	GENERAL

1.1

The £519,632,743.56 Class A GBP Asset Backed Floating Rate Notes due 2025 (the “Class A GBP Notes”), the €122,493,843.06 Class A EUR Asset Backed Floating Rate Notes due 2025 (the “Class A EUR Notes” and, together with the Class A GBP Notes the “Class A Notes”), the £174,149,194.44 Class B GBP Asset Backed Floating Rate Notes due 2025 (the “Class B GBP Notes”), the €83,720,557.94 Class B EUR Asset Backed Floating Rate Notes due 2025 (the “Class B EUR Notes” and, together with the Class B GBP Notes, the “Class B Notes”) will be issued by ACRE DEBT 2 PLC (registered number 12635042) on or about the Closing Date.

1.2

The Issuer has agreed to issue the Notes subject to and with the benefit of the terms of the Trust Deed and the Agency Agreement. The security for the Notes is created pursuant to, and on the terms set out in, the Deed of Charge.

1.3	The Agency Agreement records certain arrangements in relation to the payment of interest and principal in respect of the Notes.

1.4	Certain provisions of these Conditions are summaries of the Trust Documents and the Agency Agreement and are subject to their detailed provisions.

1.5	The Noteholders are bound by the terms of the Trust Documents and are deemed to have notice of all the provisions of the Transaction Documents.

1.6

Copies of each of the Transaction Documents (including any related modification, waiver, authorisation or determination in writing) and the Restricted Transferees List will be sent by the Registrar to each Noteholder at its request upon entry of their name in the Register by uninsured first class mail (airmail if overseas) at the risk of the Noteholder to the address specified in the Register.

2.	DEFINITIONS

2.1	Definitions

Capitalised terms not otherwise defined in these Conditions shall bear the meanings given to them in the Incorporated Terms Memorandum available as described above.

2.2	Interpretation

These Conditions shall be construed in accordance with the principles of construction set out in the Incorporated Terms Memorandum.

3.	FORM, DENOMINATION AND TITLE

3.1	Form and Denomination

The Notes are in registered form without interest coupons or principal coupons and in the denomination of (i) £100,000 each and integral multiples of £0.01 in excess thereof in respect of the Class A GBP Notes and the Class B GBP Notes, (ii) €100,000 each and integral multiples of €0.01 in excess thereof in respect of the Class A EUR Notes and the Class B EUR Notes and (iii) $100,000 each and integral multiples of $0.01 in excess thereof in respect of the Class A USD Notes and the Class B USD Notes (each, an “Authorised Holding”), as reduced by the prior redemptions pursuant to Condition 8 (Final Redemption, Mandatory Redemption, Optional Redemption and Cancellation).

3.2	Title

3.2.1	Title to the Notes shall pass by registration in the Register.

3.2.2	The Issuer shall procure that the Registrar maintains the Register in accordance with the terms of the Agency Agreement.

3.2.3

The holder of each Note shall (except as otherwise required by law) be treated as its absolute owner for all purposes (including the making of any payment) whether or not any payment is overdue and regardless of any notice of ownership, trust or any other interest therein, any writing on the Note Certificate relating thereto (other than the endorsed form of transfer) or any notice of any previous loss or theft of such Note Certificate and no person shall be liable for so treating such holder.

3.3	Register

The Registrar will maintain the Register in respect of the Notes in accordance with the provisions of the Agency Agreement. A Note Certificate will be issued (at the request of the Noteholder) to each Noteholder in respect of its registered holding. Each Note Certificate will be numbered serially with an identifying number which will be recorded in the Register. For the avoidance of doubt, the entry on the Register shall be conclusive proof of title to the Notes and not any Note Certificate.

3.4	Transfers

3.4.1

Subject to Conditions 3.7 (Closed periods) and 3.8 (Regulations concerning transfers and registration) below, a Note may be transferred by delivery of a completed transfer form to the Specified Office of the Registrar or the Paying Agent, together with such evidence of the authority of the individuals who have executed the form of transfer; provided, however, that:

(a)

a Note may not be transferred unless the principal amount of Notes transferred and (where not all of the Notes held by a holder are being transferred) the principal amount of the balance of Notes not transferred are Authorised Holdings; and

(b)

the proposed transferee is not a Restricted Transferee (unless a Note Event of Default has occurred and is continuing at the time of transfer, in which case the Notes shall be freely transferable to any Restricted Transferee).

Where not all the Notes held by a Noteholder are transferred, the Noteholder may surrender its Note Certificate and request a new Note Certificate in respect of the balance of the Notes and the Registrar will issue such new Note Certificate in accordance with the terms of the Agency Agreement.

3.4.2

The Class B Notes shall not be transferred in part or separately from the Residual Certificates. However, all of the Class B Notes and Residual Certificates, together, may be transferred to a single transferee, provided that:

(a)	such transferee is a Related Entity of the Class B Noteholder;

(b)	such transfer would not be in breach of the Risk Retention Undertaking given by the Retention Holder; and

(c)	following the delivery of a Write-Down Notice, such transfer is effective only after the Class B Set-Off Date as specified in the notice,

in each case as confirmed by the Servicer to the Registrar, which confirmation the Registrar may rely on without liability and without further investigation .

3.5	Registration and delivery of Note Certificates

Within five Business Days of delivery of a completed transfer form, the Registrar will (provided it has available in its possession an inventory of Note Certificates) register the transfer in question and, if requested to do so, authenticate and make available at its Specified Office or at the Specified Office of the Paying Agent, as the case may be, to the transferee or send to by uninsured first class mail (airmail if overseas) the authenticated Note Certificates to the address specified for the purpose by the transferee.

3.6	No charge

The transfer of a Note will be effected without charge by or on behalf of the Issuer and the Registrar but against such indemnity as the Registrar may require from the transferee to the transfer for any stamp duty, documentary, registration, transfer or other similar taxes or other government charges which may be levied or imposed in connection with such transfer.

3.7	Closed periods

Noteholders may not require transfers to be registered during the period of 5 Business Days ending on an Interest Payment Date or Final Maturity Date.

3.8	Regulations concerning transfers and registration

All transfers of Notes and entries on the Register are subject to the detailed regulations concerning the transfer of Notes scheduled to the Agency Agreement. The regulations may be changed by the Issuer with the prior written approval of all Noteholders and the Registrar. A copy of the current regulations will be mailed (free of charge) by the Registrar to every Noteholder who requests it in writing to the Registrar by uninsured first class mail (airmail if overseas) at the risk of the Noteholder to the address specified in the Register.

3.9	Listing

An application will be made to TISE for the Notes to be admitted to listing as soon as possible after the Closing Date, in any case by no later than the first Interest Payment Date.

4.	STATUS AND RANKING

4.1	Status

The Notes of each class constitute secured, limited recourse obligations of the Issuer.

4.2	Ranking

The Notes of each Class will at all times rank without preference or priority pari passu amongst themselves.

4.3	Sole Obligations

The Notes are obligations solely of the Issuer and are not obligations of or guaranteed by any of the other Transaction Parties.

4.4	Priority of Interest Payments

Payments of interest on the Class A Notes will at all times rank in priority to payments of interest on the Class B Notes, in each case in accordance with the Pre-Default Interest Priority of Payments or, after delivery of a Note Event of Default Notice or an Enforcement Notice, in accordance with the Post-Default Priority of Payments.

4.5	Priority of Principal Payments

Payments of principal on the Class A Notes will at all times rank in priority to payments of principal on the Class B Notes in accordance with the Pre-Default Principal Priority of Payments or, after delivery of a Note Event of Default Notice or an Enforcement Notice, in accordance with the Post-Default Priority of Payments.

4.6	Payment Priorities

Prior to the delivery of a Note Event of Default Notice or an Enforcement Notice, the Issuer is required to apply Available Interest Amounts and Available Principal Receipts in accordance with the Pre-Default Priorities of Payment and thereafter in accordance with the Post-Default Priority of Payments.

5.	SECURITY

5.1	Security

5.1.1	The Notes are secured by the Security.

5.1.2	The Security over the relevant assets will be released in the following circumstances:

(a)	over all amounts which the Cash Manager, on behalf of the Issuer and the Trustee (if applicable), is permitted to withdraw from the relevant

Issuer Account(s), in accordance with the Deed of Charge, any such release to take effect immediately upon the relevant withdrawal being made; or

(b)	over an Underlying Asset and any security pertaining to it are sold by the Realisation Agent or Servicer (as applicable) pursuant to the Servicing and Realisation Agreement and the Deed of Charge.

5.2	Enforceability

The Security will become enforceable upon the delivery by the Trustee of an Enforcement Notice in accordance with Condition 12 (Events of Default) and subject to the matters referred to in Condition 13 (Enforcement).

6.	ISSUER COVENANTS

The Issuer Covenants contain certain covenants in favour of the Trustee from the Issuer which, amongst other things, restrict the ability of the Issuer to create or incur any indebtedness (save as permitted in the Trust Deed), dispose of assets or change the nature of its business. So long as any Note remains outstanding, the Issuer shall comply with the Issuer Covenants.

7.	INTEREST

7.1	Accrual of Interest

Each Note bears interest on its Principal Amount Outstanding, from (and including) the Closing Date.

7.2	Cessation of Interest

Each Note of each Class (or in the case of redemption of part only of a Note, that part only of such Note) shall cease to bear interest from its due date for redemption unless, upon due presentation, payment of the principal is improperly withheld or refused or default is otherwise made in respect of the payment, in which case, it will continue to bear interest in accordance with this Condition 7 (both before and after judgment) until whichever is the earlier of:

7.2.1	the day on which all sums due in respect of such Note up to that day are received by or on behalf of the relevant Noteholder; and

7.2.2

the day which is seven days after the Paying Agent or the Trustee has notified the Noteholders of such Class in accordance with Condition 22 (Notices) that it has received all sums due in respect of the Notes of such class up to such seventh day (except to the extent that there is any subsequent default in payment).

7.3	Interest Payments

7.3.1

Interest on each of the Class A GBP Notes and the Class B GBP Notes is payable in Sterling in arrear on each Interest Payment Date commencing on the First Interest Payment Date, in an amount equal to the Interest Amount in respect of such Note for the Interest Period ending on the day immediately preceding such Interest Payment Date.

7.3.2

Interest on each of the Class A EUR Notes and the Class B EUR Notes is payable in EUR in arrear on each Interest Payment Date commencing on the First Interest Payment Date, in an amount equal to the Interest Amount in respect of such Note for the Interest Period ending on the day immediately preceding such Interest Payment Date.

7.3.3

Interest on each of the Class A USD Notes and the Class B USD Notes is payable in USD in arrear on each Interest Payment Date commencing on the First Interest Payment Date, in an amount equal to the Interest Amount in respect of such Note for the Interest Period ending on the day immediately preceding such Interest Payment Date.

7.4	Calculation of Interest Amount

Upon or as soon as practicable after each Interest Determination Date, the Issuer shall calculate (or shall cause the Note Calculation Agent to calculate) the Interest Amount payable on each Note for the related Interest Period.

7.5	Calculation and Publication of Interest Amount and Interest Payment Date

On or as soon as practicable after each Interest Determination Date, the Note Calculation Agent will calculate:

7.5.1	the Interest Amount payable in respect of each Note of each class for the related Interest Period; and

7.5.2	the Interest Payment Date next following the related Interest Period,

and notify the Issuer, the Cash Manager, the Trustee, the Registrar and the Paying Agent. The Issuer will cause notice thereof promptly to be given to Noteholders in accordance with the Notices Condition and provide a breakdown of the calculations of the Interest Amount (including by reference to each sub-paragraph of the Interest Amount definition).

7.6	Amendments to Publications

The Note Calculation Agent will be entitled to recalculate the Interest Amount for the Notes of any Class (on the basis of the foregoing provisions) and the Interest Payment Date so published may subsequently be amended (or appropriate alternative arrangements made by way of adjustment) without notice in the event of any extension or shortening of the relevant Interest Period.

7.7	Determination or Calculation by Trustee

If the Issuer does not at any time for any reason determine (or cause the Note Calculation Agent to determine) any Interest Amount payable on any Note of any Class in accordance with this Condition 7, the Trustee may (but is not obliged to and without any responsibility and without any liability accruing to the Trustee as a result) appoint, at the expense of the Issuer, an agent to calculate the Interest Amount in respect of any Note of any Class in the manner specified in this Condition 7, and any such determination and/or calculation shall be deemed to have been made by the Issuer.

7.8	Notifications to be final

All notifications, opinions, determinations, certificates, calculations, quotations and decisions given, expressed, made or obtained for the purposes of this Condition 7, by the Note Calculation Agent, the Realisation Agent or the Servicer (as applicable) shall (in the absence of any Breach of Duty, or manifest error) be binding on the Issuer and all Noteholders and (in the absence of any Breach of Duty or manifest error) no liability to the Issuer shall attach to the Servicer, the Realisation Agent or the Note Calculation Agent, in connection with the exercise or non-exercise by them or any of them of their powers, duties and discretions under this Condition 7.

7.9	Interest Deferral

7.9.1

To the extent that funds available to the Issuer to pay interest on the Notes of any Class (other than the Most Senior Class of Notes) on an Interest Payment Date are insufficient to pay the full amount of such interest, payment of the shortfall in respect of such Class of Notes (“Deferred Interest”) will not then fall due but will instead be deferred until the first Interest Payment Date thereafter on which funds are available to the Issuer (after allowing for the Issuer’s liabilities of higher priority in accordance with the Priorities of Payments and subject to and in accordance with these Conditions) to fund the payment of such Deferred Interest when the Deferred Interest will be paid to the extent of such available funds.

7.9.2

Payment of any amounts of Deferred Interest shall not be deferred beyond the Final Maturity Date or beyond any earlier date on which the relevant class of Notes falls to be redeemed in full in accordance with Condition 8 (Final Redemption, Mandatory Redemption, Optional Redemption and Cancellation) and any such amount which has not then been paid in respect of the relevant Class of Notes shall thereupon become due and payable in full.

7.10	Notification of Availability for Payment

The Issuer shall cause notice of the availability for payment of any Deferred Interest in respect of a Class (and the date of payment thereof in respect of such Class) to be published in accordance with the Notices Condition.

7.11	Agents

The Issuer shall use best endeavours to ensure that, so long as any of the Notes remains outstanding there shall at all times be a Note Calculation Agent and a Realisation Agent. If the Note Calculation Agent or the Realisation Agent is unable or unwilling to continue to act as such, the Issuer shall appoint such other bank as may be previously approved in writing by the Trustee to act as such in its place. The Note Calculation Agent or the Realisation Agent may not resign until a successor approved in writing by the Trustee is appointed by the Issuer. Notice of any change in any of the Agents or in their Specified Offices shall promptly be given to the Noteholders in accordance with the Notices Condition.

8.	FINAL REDEMPTION, MANDATORY REDEMPTION, OPTIONAL REDEMPTION AND CANCELLATION

8.1	Final Redemption

Unless previously redeemed or purchased and cancelled as provided in this Condition 8, the Issuer shall redeem the Notes in each Class at their Principal Amount Outstanding together with accrued interest on the Final Maturity Date.

8.2	Mandatory redemption

8.2.1

Prior to delivery of a Note Event of Default Notice or an Enforcement Notice, on each Interest Payment Date or Alternate Payment Date, unless previously redeemed in full and cancelled, each class of GBP Notes is subject to mandatory early redemption in part in an amount not exceeding the GBP Available Principal Receipts for such class of GBP Notes on such Interest Payment Date, Alternate Payment Date or other date as follows:

(i)	GBP Pro Rata Principal Receipts

The GBP Pro Rata Principal Receipts as determined by the Cash Manager on any Calculation Date shall be allocated to the outstanding Notes on the immediately following Interest Payment Date or Alternate Payment Date in the following order to:

(A)

the Class A GBP Notes in an amount to the proportion of GBP Pro Rata Principal Receipts being the quotient of the Senior Exposure for the relevant Purchased Security divided by the Purchase Price for such Purchased Security; and

(B)	the Class B GBP Notes in an amount to the remaining GBP Pro Rata Principal Receipts.

If all the Class A GBP Notes and Class B GBP Notes have been redeemed or will be redeemed in full on such Interest Payment Date or Alternate Payment Date, an amount equal to the GBP Pro Rata Principal Receipts (reduced by any amount allocated to the Class A GBP Notes and the Class B GBP Notes on such Interest Payment Date or Alternate Payment Date) will be applied in accordance with: (x) in respect of an Interest Payment Date, the Pre-Default Interest Priority of Payments and (y) in respect of an Alternate Payment Date, the Pre-Default Principal Priority of Payments and this Condition 8.2 on the immediately following Interest Payment Date or this Condition 8.2 on the immediately following Alternate Payment Date, whichever is the earlier to occur.

(ii)	GBP Sequential Principal Receipts

The GBP Sequential Principal Receipts as determined by the Cash Manager on any Calculation Date will be allocated to the outstanding

Notes on the immediately following Interest Payment Date or Alternate Payment Date sequentially in the following order to:

(A)	the Class A GBP Notes pro rata until the Class A GBP Notes are redeemed in full;

(B)

if the Class A GBP Notes have been or will be redeemed in full on such day, an amount equal to the GBP Sequential Principal Receipts (reduced by any amount allocated to the Class A GBP Notes under sub-paragraph (A) above on such Interest Payment Date or Alternate Payment Date) will be converted into euros and U.S. dollars (in each case at the Cash Manager’s spot rate) and used to redeem the Class A EUR Notes and the Class A USD Notes until redeemed in full. The amounts to be converted into euros and U.S. dollars shall be calculated by the Cash Manager so that the amounts applied pursuant to this paragraph to redeem the Class A EUR Notes and the Class A USD Notes are in proportion to the Principal Amount Outstanding of the relevant class by reference to the aggregate Principal Amount Outstanding of the Class A EUR Notes and Class A USD Notes;

(C)

if the Class A Notes have been or will be redeemed in full on such Interest Payment Date or Alternate Payment Date, an amount equal to the GBP Sequential Principal Receipts (reduced by any amount allocated to the Class A Notes under sub-paragraphs (A) and (B) above on such Interest Payment Date or Alternate Payment Date) will be allocated to the Class B GBP Notes pro rata until the Class B GBP Notes are redeemed in full; and

(D)

if the Class B GBP Notes have been or will be redeemed in full on such Interest Payment Date or Alternate Payment Date, an amount equal to the GBP Sequential Principal Receipts (reduced by any amount allocated to the Class A GBP Notes, Class A Notes and Class B GBP Notes under sub-paragraphs (A) to (C) above (inclusive) on such Interest Payment Date or Alternate Payment Date) will be converted into euros and U.S. dollars (in each case at the Cash Manager’s spot rate) and used to redeem the Class B EUR Notes and the Class B USD Notes until redeemed in full. The amounts to be converted into euros and U.S. dollars shall be calculated by the Cash Manager so that the amounts applied pursuant to this paragraph to redeem the Class B EUR Notes and the Class B USD Notes are in proportion to the Principal Amount Outstanding of the relevant class by reference to the aggregate Principal Amount Outstanding of the Class B EUR Notes and Class B USD Notes; and

(E)

if the Class B Notes have been or will be redeemed in full on such Interest Payment Date or Alternate Payment Date, an amount equal to the GBP Sequential Principal Receipts (reduced by any amount allocated to the Class A Notes and Class B Notes under sub-paragraphs (A) to (D) above (inclusive) on such Interest Payment Date or Alternate Payment Date) will be applied in accordance with (x) in respect of an Interest Payment Date, the Pre-Default Interest Priority of Payments and (y) in respect of an Alternate Payment Date, the Pre-Default Principal Priority of Payments and this Condition 8.2 on the immediately following Interest Payment Date or this Condition 8.2 on the immediately following Alternate Payment Date, whichever is the earlier to occur.

These are referred to as the “GBP Pre-Default Principal Allocation Rules”.

8.2.2

Prior to delivery of a Note Event of Default Notice or an Enforcement Notice, on each Interest Payment Date or Alternate Payment Date (as applicable), unless previously redeemed in full and cancelled, the Class A EUR Notes and the Class B EUR Notes are subject to mandatory early redemption in part in an amount not exceeding the EUR Available Principal Amounts for such Class A EUR Notes or Class B EUR Notes (as applicable) on such Interest Payment Date or Alternate Payment Date or other date as follows:

(i)	EUR Pro Rata Principal Receipts

The EUR Pro Rata Principal Receipts as determined by the Cash Manager on any Calculation Date shall be allocated to the outstanding Notes on the immediately following Interest Payment Date or Alternate Payment Date in the following order to:

(A)

the Class A EUR Notes in an amount to the proportion of EUR Pro Rata Principal Receipts being the quotient of the Senior Exposure for the relevant Purchased Security divided by the Purchase Price for such Purchased Security; and

(B)	the Class B EUR Notes in an amount to the remaining EUR Pro Rata Principal Receipts.

If all the Class A EUR Notes and Class B EUR Notes have been redeemed or will be redeemed in full on such Interest Payment Date or Alternate Payment Date, an amount equal to the EUR Pro Rata Principal Receipts (reduced by any amount allocated to the Class A EUR Notes and the Class B EUR Notes on such Interest Payment Date or Alternate Payment Date) will be applied in accordance (x) in respect of an Interest Payment Date, the Pre-Default Interest Priority of Payments and (y) in respect of an Alternate Payment Date, the Pre-Default Principal Priority of Payments and this Condition 8.2 on the immediately following Interest Payment Date or this Condition 8.2 on the immediately following Alternate Payment Date, whichever is the earlier to occur.

(ii)	EUR Sequential Principal Receipts

The EUR Sequential Principal Receipts as determined by the Cash Manager on any Calculation Date will be allocated to the outstanding Notes on the immediately following Interest Payment Date or Alternate Payment Date sequentially in the following order to:

(A)	the Class A EUR Notes pro rata until the Class A EUR Notes are redeemed in full;

(B)

if the Class A EUR Notes have been or will be redeemed in full on such day, an amount equal to the EUR Sequential Principal Receipts (reduced by any amount allocated to the Class A EUR Notes under sub-paragraph (A) above on such Interest Payment Date or Alternate Payment Date) will be converted into Sterling and U.S. dollars (in each case at the Cash Manager’s spot rate) and used to redeem the Class A GBP Notes and the Class A USD Notes until redeemed in full. The amounts to be converted into Sterling and U.S. dollars shall be calculated by the Cash Manager so that the amounts applied pursuant to this paragraph are distributed to redeem the Class A GBP Notes and the Class A USD Notes are in proportion to the Principal Amount Outstanding of the relevant class by reference to the aggregate Principal Amount Outstanding of the Class A GBP Notes and Class A USD Notes;

(C)

if the Class A Notes have been or will be redeemed in full on such Interest Payment Date or Alternate Payment Date an amount equal to the EUR Sequential Principal Receipts (reduced by any amount allocated to the Class A Notes under sub-paragraphs (A) and (B) above on such Interest Payment Date or Alternate Payment Date) will be allocated to the Class B EUR Notes pro rata until the Class B EUR Notes are redeemed in full; and

(D)

if the Class B EUR Notes have been or will be redeemed in full on such Interest Payment Date or Alternate Payment Date, an amount equal to the EUR Sequential Principal Receipts (reduced by any amount allocated to the Class A EUR Notes, Class A Notes and Class B EUR Notes under sub-paragraphs (A) to (C) above (inclusive) on such Interest Payment Date or Alternate Payment Date) will be converted into Sterling and U.S. dollars (in each case at the Cash Manager’s spot rate) and used to redeem the Class B GBP Notes and the Class B USD Notes until redeemed in full. The amounts to be converted into Sterling and U.S. dollars shall be calculated by the Cash Manager so that the amounts applied pursuant to this paragraph to redeem the Class B GBP Notes and the Class B USD Notes are in proportion to the Principal Amount Outstanding of the relevant class by reference to the aggregate Principal Amount Outstanding of the Class B GBP Notes and Class B USD Notes; and

(E)

if the Class B Notes have been or will be redeemed in full on such Interest Payment Date or Alternate Payment Date, an amount equal to the EUR Sequential Principal Receipts (reduced by any amount allocated to the Class A Notes and Class B Notes under sub-paragraphs (A) to (D) above (inclusive) on such Interest Payment Date or Alternate Payment Date) will be applied in accordance with (x) in respect of an Interest Payment Date, the Pre-Default Interest Priority of Payments and (y) in respect of an Alternate Payment Date, the Pre-Default Principal Priority of Payments and this Condition 8.2 on the immediately following Interest Payment Date or this Condition 8.2 on the immediately following Alternate Payment Date, whichever is the earlier to occur.

These are referred to as the “EUR Pre-Default Principal Allocation Rules”.

8.2.3

Prior to the delivery of a Note Event of Default Notice or an Enforcement Notice, on each Interest Payment Date or Alternate Payment Date (as applicable), unless previously redeemed in full and cancelled, each class of USD Notes is subject to mandatory early redemption in part in an amount not exceeding the USD Available Principal Amounts for such class of USD Notes on such Interest Payment Date, Alternate Payment Date or other date as follows:

(i)	USD Pro Rata Principal Receipts

The USD Pro Rata Principal Receipts as determined by the Cash Manager on any Calculation Date shall be allocated to the outstanding Notes on the immediately following Interest Payment Date or Alternate Payment Date in the following order to:

(A)

the Class A USD Notes in an amount to the proportion of USD Pro Rata Principal Receipts being the quotient of the Senior Exposure for the relevant Purchased Security divided by the Purchase Price for such Purchased Security; and

(B)	the Class B USD Notes in an amount to the remaining USD Pro Rata Principal Receipts.

If all the Class A USD Notes and Class B USD Notes have been redeemed or will be redeemed in full on such Interest Payment Date or Alternate Payment Date, an amount equal to the USD Pro Rata Principal Receipts (reduced by any amount allocated to the Class A USD Notes and the Class B USD Notes on such Interest Payment Date or Alternate Payment Date will be applied in accordance with (x) in respect of an Interest Payment Date, the Pre-Default Interest Priority of Payments and (y) in respect of an Alternate Payment Date, the Pre-Default Principal Priority of Payments and this Condition 8.2 on the immediately following Interest Payment Date or this Condition 8.2 on the immediately following Alternate Payment Date, whichever is the earlier to occur.

(ii)	USD Sequential Principal Receipts

The USD Sequential Principal Receipts as determined by the Cash Manager on any Calculation Date will be allocated to the outstanding Notes on the immediately following Interest Payment Date or Alternate Payment Date sequentially in the following order to:

(A)	the Class A USD Notes pro rata until the Class A USD Notes are redeemed in full;

(B)

if the Class A USD Notes have been or will be redeemed in full on such day, an amount equal to the USD Sequential Principal Receipts (reduced by any amount allocated to the Class A USD Notes under sub-paragraph (A) above on such Interest Payment Date or Alternate Payment Date) will be converted into Sterling and euro (in each case at the Cash Manager’s spot rate) and used to redeem the Class A GBP Notes and the Class A EUR Notes until redeemed in full. The amounts to convert into Sterling and euro shall be calculated by the Cash Manager so that the amounts applied pursuant to this paragraph to redeem the Class A GBP Notes and the Class A EUR Notes in proportion to the Principal Amount Outstanding of the relevant class by reference to the aggregate Principal Amount Outstanding of the Class A GBP Notes and Class A EUR Notes;

(C)

if the Class A Notes have been or will be redeemed in full on such Interest Payment Date or Alternate Payment Date, an amount equal to the USD Sequential Principal Receipts (reduced by any amount allocated to the Class A Notes under sub-paragraphs (A) and (B) above on such Interest Payment Date or Alternate Payment Date) will be allocated to the Class B USD Notes pro rata until the Class B USD Notes are redeemed in full; and

(D)

if the Class B USD Notes have been or will be redeemed in full on such Interest Payment Date or Alternate Payment Date, an amount equal to the USD Sequential Principal Receipts (reduced by any amount allocated to the Class A USD Notes, Class A Notes and Class B USD Notes under sub-paragraphs (A) to (C) above (inclusive) on such Interest Payment Date or Alternate Payment Date) will be converted into Sterling and euro (in each case at the Cash Manager’s spot rate) and used to redeem the Class B GBP Notes and the Class B EUR Notes until redeemed in full. The amounts to be converted into Sterling and euro shall be calculated by the Cash Manager so that the amounts applied pursuant to this paragraph to redeem the Class B GBP Notes and the Class B EUR Notes in proportion to the Principal Amount

Outstanding of the relevant class by reference to the aggregate Principal Amount Outstanding of the Class B GBP Notes and Class B EUR Notes; and

(E)

if the Class B Notes have been or will be redeemed in full on such Interest Payment Date or Alternate Payment Date, an amount equal to the USD Sequential Principal Receipts (reduced by any amount allocated to the Class A Notes and Class B Notes under sub-paragraphs (A) to (D) above (inclusive) on such Interest Payment Date or Alternate Payment Date) will be applied in accordance with (x) in respect of an Interest Payment Date, the Pre-Default Interest Priority of Payments and (y) in respect of an Alternate Payment Date, the Pre-Default Principal Priority of Payments and this Condition 8.2 on the immediately following Interest Payment Date or this Condition 8.2 on the immediately following Alternate Payment Date, whichever is the earlier to occur.

These are referred to as the “USD Pre-Default Principal Allocation Rules” and, together with the GBP Pre-Default Principal Allocation Rules and the EUR Pre-Default Principal Allocation Rules, the “Pre-Default Principal Allocation Rules”.

8.2.4	Notwithstanding the foregoing or any other provision of the Transaction Documents:

(a)

the Issuer shall not be obliged to redeem the Notes on an Alternate Payment Date unless the aggregate Available Principal Receipts due to be applied in accordance with this Condition 8.2 towards redemption of the Notes on such Alternate Payment Date is in an aggregate amount equal to or greater than equivalent of £2,500,000; and

(b)

the Class B Noteholder may deliver a Write-Down Notice to the Issuer, the Trustee, the Realisation Agent and the Seller pursuant to the terms of the Repurchase Agreement in the form set out under Schedule 7 (Form of Class B Noteholder Write-Down Notice). If the Class B Noteholder delivers a Write-Down Notice, the Issuer shall reduce (or procure the reduction of) the Principal Amount Outstanding of the Class B Notes by the amount specified in the Write-Down Notice on the Class B Set-Off Date specified in the Write-Down Notice.

8.3	Senior Exposure Reduction Rules

8.3.1

The Cash Manager shall maintain a record of all principal amounts paid to the holders of the Class A Notes attributable to each Purchased Security such that the Senior Exposure of such Purchased Security is reduced by the relevant principal amount. For the avoidance of doubt, the aggregate amount by which the Senior Exposures of all Purchased Securities is reduced by on any relevant Ledger shall at all times equal the aggregate principal amounts paid to the Class A Notes. On any Interest Payment Date or Alternate Payment Date on which Class A Notes are redeemed in part or in full, the Cash Manager shall record reductions in the Senior Exposure of the relevant Purchased Security in the manner set out below (the “Senior Exposure Reduction Rules”):

(i)	firstly, by the amount of the Pro Rata Principal Receipts used to redeem the Class A Notes on such day in relation to a Purchased Security;

(ii)	secondly, by the amount of the Sequential Sole Exposure Principal Receipts used to redeem to the Class A Notes on such day in relation to a Purchased Security;

(iii)

third, by the proportion of the Sequential All Exposure Principal Receipts used to redeem the Class A Notes on such day in the currency of the Purchased Security, which shall be equal to the quotient of (a) the Senior Exposure of such Purchased Security (after giving effect to (i) and (ii) above, if applicable)) over (b) the aggregate of the Senior Exposures of all Purchased Securities denominated in the same currency (after giving effect to (i) and (ii) above, if applicable, in relation to all such Purchased Securities);

(iv)

fourth, if any Sequential Sole Exposure Principal Receipts used to redeem the Class A Notes on such day in relation to the Purchased Securities, which are denominated in the same currency as such Purchased Security, are in excess of the Senior Exposure of the Purchased Securities to which the Sequential Sole Exposure Principal Receipts received by the Issuer are attributable, the Senior Exposure shall be reduced by the amount equal to the proportion of such excess being the quotient of (a) the Senior Exposure of such Purchased Security (after giving effect to (i), (ii) and (iii) above, if applicable)) over (b) the aggregate of the Senior Exposures of all Purchased Securities denominated in the same currency (after giving effect to (i), (ii) and (iii) above, if applicable, in relation to all such Purchased Securities);

(v)

fifth, if any Sequential Sole Exposure Principal Receipts paid to the Class A Notes on such day in relation to Purchased Securities, which are denominated in a different currency than such Purchased Security, are in excess of the aggregate of the Senior Exposure of the Purchased Securities in the currency of these Sequential Sole Exposure Principal Receipts, the Senior Exposure shall be reduced by the amount equal to the proportion of such excess being the quotient of the Senior Exposure of (a) such Purchased Security (after giving effect to (i), (ii), (iii) and (iv) above, if applicable)) over (b) the aggregate of the Senior Exposures of all other Purchased Securities (after giving effect to (i), (ii), (iii) and (iv) above, if applicable, in relation to all such Purchased Securities). Any conversion calculations required under this sub-paragraph shall be made by the Cash Manager using the relevant spot rate; and

(vi)

sixth, if the Sequential All Exposure Principal Receipts paid to the Class A Notes on such day in relation to Purchased Securities, which are denominated in a different currency than such Purchased Security, are in excess of the aggregate of the Senior Exposure of the Purchased Securities in the currency of these Sequential All Exposure Principal

Receipts, the Senior Exposure shall be reduced by the amount equal to the proportion of such excess being the quotient of (a) the Senior Exposure of such Purchased Security (after giving effect to (i), (ii), (iii), (iv) and (v) above, if applicable)) over (b) the aggregate of the Senior Exposures of all other Purchased Securities (after giving effect to (i), (ii), (iii), (iv) and (v) above, if applicable, in relation to all such Purchased Securities). Any conversion calculations required under this sub-paragraph shall be made by the Cash Manager using the relevant spot rate, provided that:

(A)

if the amounts described in (i) to (vi) above are in excess of the Senior Exposure of such Purchased Security, the resulting amounts as described in the relevant sub-paragraph shall be applied to reduce the Senior Exposure of the Purchased Security to zero and all remaining amounts shall be used to reduce the Senior Exposure of all other Purchased Securities as per (i) to (vi) above; and

(B)

the Senior Exposure of all Purchased Securities shall be recalculated under any given sub-paragraph above simultaneously and the calculations required under the immediately following sub-paragraph shall only be performed once the calculations of the preceding paragraph have been performed on all Purchased Securities.

8.4	Optional Redemption in whole for taxation reasons

The Issuer may redeem all (but not some only) of the Notes at their Principal Amount Outstanding together with any accrued interest, on any Interest Payment Date:

8.4.1

after the date on which by virtue of a change in Tax law (or the application or official interpretation of such Tax law) the Issuer is (or the Paying Agent on behalf of the Issuer is) to make any payment in respect of the Notes and either the Issuer (or the Paying Agent on behalf of the Issuer) would be required to make a Tax Deduction in respect of such relevant payment; or

8.4.2

after the date on which by virtue of a change in Tax law (or the application or official interpretation of such Tax law) the Issuer would be subject to United Kingdom corporation tax or any other tax of a similar fiscal nature elsewhere in an accounting period on an amount which exceeds the aggregate Issuer Profit Amount retained during that accounting period;

subject to the following:

8.4.3	no Enforcement Notice has been delivered by the Trustee;

8.4.4

the Issuer has given not more than 60 nor less than 30 days’ notice to the Trustee and the Noteholders in accordance with the Notices Condition of its intention to redeem all (but not some only) of the Notes in each class; and

8.4.5	prior to giving any such notice, the Issuer has provided to the Trustee:

(a)

a legal opinion (in form and substance satisfactory to the Trustee) from a firm of lawyers in the applicable jurisdiction (approved in writing by the Trustee), opining on the relevant change in Tax law; and

(b)	a certificate signed by two directors of the Issuer to the effect that the obligation to make a Tax Deduction cannot be avoided; and

(c)

a certificate signed by two directors of the Issuer to the effect that it will have the funds on the relevant Interest Payment Date, not subject to the interest of any other person, required to redeem the Notes pursuant to this Condition 8.4.5 and meet its payment obligations of a higher priority under the Pre-Default Interest Priority of Payments and the Pre-Default Principal Priority of Payments or if a Note Event of Default Notice has been issued, the Post-Default Priority of Payments.

8.5	Calculation of Principal Payment Amount and Principal Amount Outstanding

On each Calculation Date, the Issuer shall calculate (or cause the Note Calculation Agent to calculate):

8.5.1	the aggregate (if any) Principal Payment Amount due in relation to each Class on the Interest Payment Date or Alternate Payment Date immediately succeeding such Calculation Date;

8.5.2	the Principal Payment Amount (if any) due on such Interest Payment Date or Alternate Payment Date in respect of each Note of each class;

8.5.3

the Principal Amount Outstanding of each Note of each class on the Interest Payment Date or Alternate Payment Date immediately succeeding such Calculation Date (after deducting any Principal Payment Amount due to be made on that Interest Payment Date or Alternate Payment Date in relation to such Note), and notify the Trustee and the Agents and the Issuer will immediately cause details of each calculation of a Principal Payment Amount and Principal Amount Outstanding to be notified in accordance with the Notices Condition by not later than: (x) in respect of an Interest Payment Date, three Business Days prior to each Interest Payment Date and (y) in respect of an Alternate Payment Date, one Business Day prior to each Alternate Payment Date.

8.6	Calculations final and binding

Each calculation by or on behalf of the Issuer of any Principal Payment Amount and Principal Amount Outstanding pursuant to this Condition 8 shall in each case (in the absence of any Breach of Duty or manifest error) be final and binding on all persons.

8.7	Trustee to determine amounts in case of Issuer default

If the Issuer does not at any time for any reason calculate (or cause the Cash Manager or the Note Calculation Agent to calculate) any Available Principal Receipts and Principal Amount Outstanding in accordance with this Condition 8, the Trustee may (but is not obliged to and without any responsibility and without any liability accruing to the Trustee as a result) appoint, at the expense of the Issuer, an agent to make such calculation in accordance with this Condition (based on information supplied to it by the Issuer, the Note Calculation Agent or the Cash Manager) and each such calculation shall be deemed to have been made by the Issuer.

8.8	Conclusiveness of certificates and legal opinions

Any certificate or legal opinion given by or on behalf of the Issuer pursuant to Condition 8.4 (Optional Redemption in whole for taxation reasons) may be relied on by the Trustee without further investigation and without liability to any other person and shall be conclusive and binding on the Noteholders, the Trustee and on the other Secured Creditors.

8.9	Notice irrevocable

Any such notice as is referred to in Condition 8.4 (Optional Redemption in whole for tax reasons) shall be irrevocable and, upon the expiration of such notice, the Issuer shall be bound to redeem the Notes to which such notice relates in the amounts specified in these Conditions.

8.10	Cancellation of redeemed Notes

All Notes redeemed in full will be cancelled forthwith by the Issuer and no such Notes may be reissued or resold.

9.	LIMITED RECOURSE

9.1	If at any time following

(a)	the occurrence of either:

(i)	the Final Maturity Date or any earlier date upon which all of the Notes of each class are due and payable; or

(ii)	the service of an Enforcement Notice; and

(b)	realisation of the Charged Property and application in full of any amounts available to pay amounts due and payable under the Notes in accordance with the applicable Priorities of Payments,

the proceeds of such Realisation are insufficient, after payment of all other claims ranking in priority in accordance with the applicable Priorities of Payments, to pay in full all amounts then due and payable under any Class of Notes then the amount remaining to be paid (after such application in full of the amounts first referred to in paragraph (b) above) under such Class of Notes (and any Class of Notes junior to that Class of Notes) shall, on the day following such application in full of the amounts referred to in paragraph (b) above, cease to be due and payable by the Issuer.

For the purposes of this Condition 9, “Realisation” means, in relation to any Charged Property, the deriving, to the fullest extent practicable, (in accordance with the provisions of the Transaction Documents) of proceeds from or in respect of such Charged Property including (without limitation) through sale or through performance by an obligor.

10.	PAYMENTS

10.1	Principal and interest

Payments of principal and interest shall be made by cheque drawn in Sterling in the case of the GBP Notes, euro in the case of the EUR Notes and U.S. dollars in the case of the USD Notes or by transfer to an account in Sterling in the case of the GBP Notes, euro in the case of the EUR Notes or U.S. dollars in the case of the USD Notes, maintained by the payee and (in the case of final redemption) upon surrender (or, in the case of part payment only, endorsement) of the relevant Notes to the Paying Agent in accordance with the terms of the Agency Agreement.

10.2	Record date

Each payment in respect of a Note will be made to the person shown as the Noteholder in the Register at the opening of business in the place of the Registrar’s Specified Office on the fifth day before the due date for such payment (the “Record Date”). Where payment in respect of a Note is to be made by cheque, the cheque will be mailed to the address shown as the address of the Noteholder in the Register at the opening of business on the relevant Record Date. The person shown in the Register at the opening of business on the relevant Record Date in respect of a Note shall be the only person entitled to receive payments in respect of such Note and the Issuer will be discharged by payment to, or to the order of, such person in respect of each amount so paid.

10.3	Payments subject to fiscal laws

All payments in respect of the Notes are subject in each case to any applicable fiscal or other laws and regulations. No commissions or expenses shall be charged to the Noteholders in respect of such payments.

10.4	Partial Payments

If the Paying Agent makes a partial payment in respect of any Note, the Issuer shall procure that the amount and date of such payment are noted on the Register and, in the case of partial payment upon presentation of a Note, that a statement indicating the amount and the date of such payment is endorsed on the relevant Note.

10.5	Payments on Business Days

If the due date for payment of any amount in respect of any Note is not a Business Day, then the holder shall not be entitled to payment until the next succeeding Business Day and no further payments of additional amounts by way of interest, principal or otherwise shall be due in respect of such Note.

11.	TAXATION

11.1	Payments free of Tax

All payments of principal and interest in respect of the Notes by or on behalf of the Issuer shall be made free and clear of, and without withholding or deduction for or on account of, any Taxes imposed, levied, collected, withheld or assessed by or on behalf of the Issuer Jurisdiction or any political subdivision thereof or any authority therein or thereof having power to tax, unless the Issuer, the Trustee or the Paying Agent (as the case may be) are required by law to make any Tax Deduction. In that event, the Issuer, the Trustee or the Paying Agents (as the case may be) shall make such payments after such Tax Deduction and shall account to the relevant authorities for the amount so withheld or deducted. Notwithstanding any other provision in these Conditions, the Issuer, the Trustee and the Paying Agent shall be permitted to withhold or deduct any amounts required pursuant to a FATCA withholding.

11.2	No payment of additional amounts

The Issuer, the Trustee and the Agents will not be obliged to pay any additional amounts to the Noteholders as a result of any such Tax Deduction. None of the Issuer, the Trustee or the Paying Agent shall have any obligation to pay additional amounts or otherwise indemnify a holder for any FATCA withholding deducted or withheld by the Issuer, the Trustee, a Paying Agent or any other party as a result of any person not being entitled to receive payments free of FATCA withholding.

11.3	Taxing Jurisdiction

If the Issuer becomes subject at any time to any taxing jurisdiction other than the Issuer’s Jurisdiction, references in these Conditions to the Issuer Jurisdiction shall be construed as references to the Issuer Jurisdiction and/or such other taxing jurisdiction.

11.4	Tax Deduction not Note Event of Default

Notwithstanding that the Trustee, the Issuer or any Agent are required to make a Tax Deduction this shall not constitute a Note Event of Default.

12.	EVENTS OF DEFAULT

12.1	Note Events of Default

Subject to the other provisions of this Condition 12, each of the following events shall be treated as a “Note Event of Default”:

12.1.1	Repo Event of Default: a Repo Event of Default occurs and is continuing under the Repurchase Agreement;

12.1.2

Non-payment: the Issuer fails to pay any amount of principal or interest in respect of the Most Senior Class of Notes within two days of the due date for payment of such principal or interest, provided that, for the avoidance of doubt, a deferral of interest in respect of a class of Notes (other than the Most Senior Class of Notes) in accordance with Condition 7.9 (Interest Deferral) shall not constitute a default in payment for the purpose of this Condition 12; or

12.1.3

Breach of material obligations: the Issuer defaults in the performance or observance of any of its material obligations under or in respect of the Most Senior Class of Notes or in respect of the Issuer Covenants, the Trust Deed, the

Deed of Charge of any of the other Transaction Documents and such default (a) is, in the opinion of the Trustee, incapable of remedy or (b) is, in the opinion of the Trustee, capable of remedy but remains unremedied for 30 days or such longer period as the Trustee may agree after the Trustee has given written notice of such default to the Issuer; or

12.1.4	Insolvency Event: an Insolvency Event occurs in relation to the Issuer; or

12.1.5	Unlawfulness: it is or will become unlawful for the Issuer to perform or comply with any of its obligations under or in respect of the Notes or any of the Transaction Documents,

and, following any Note Event of Default, the Issuer or any holder of the Most Senior Class of Notes may deliver a Note Event of Default Notice.

12.2	Delivery of an Enforcement Notice

If a Note Event of Default occurs and is continuing, the Trustee may at its discretion (following the delivery of a Note Event of Default Notice only) and shall:

12.2.1	if so requested in writing by the holders of at least 25 per cent. of the Principal Amount Outstanding of the Most Senior Class of Notes then outstanding; or

12.2.2	if so directed by an Extraordinary Resolution of the holders of the Most Senior Class of Notes then outstanding,

deliver an Enforcement Notice to the Issuer.

12.3	Conditions to delivery of an Enforcement Notice

Notwithstanding Condition 12.2 (Delivery of an Enforcement Notice) the Trustee shall not be obliged to deliver an Enforcement Notice unless:

12.3.1

in the case of the occurrence of any of the events mentioned in Condition 12.1.3 (Breach of material obligations), the Trustee shall have certified in writing that the happening of such event is in its opinion materially prejudicial to the interests of the holders of the Most Senior Class of Notes; and

12.3.2	it shall have been indemnified and/or secured and/or prefunded to its satisfaction against all Liabilities to which it may thereby become liable or which it may incur by so doing.

12.4	Consequences of delivery of an Enforcement Notice

Upon the delivery of an Enforcement Notice, the Notes of each Class shall become immediately due and payable without further action or formality at their Principal Amount Outstanding together with any accrued interest and deferred interest in accordance with the Post-Default Priority of Payments.

13.	ENFORCEMENT

13.1	Security Enforceable

The whole of the Security shall become enforceable:

13.1.1

upon the delivery of an Enforcement Notice, except where the Enforcement Notice has been delivered as a result of an Insolvency Event occurring solely as a result of the Issuer obtaining or taking steps to obtain a moratorium pursuant to section 1A of the Insolvency Act 1986; or

13.1.2

if any person who is entitled to do so presents an application for the appointment of an administrator of the Issuer, gives notice of intention to appoint an administrator of the Issuer or files such notice with the court.

13.2	Proceedings

The Trustee may at its discretion and without further notice, institute such proceedings as it thinks fit to enforce its rights under the Trust Deed in respect of the Notes of each class and under the other Transaction Documents, but it shall not be bound to do so unless:

13.2.1	so requested in writing by the holders of at least 25 per cent. of the Principal Amount Outstanding of the Most Senior Class of Notes then outstanding; or

13.2.2	so directed by an Extraordinary Resolution of the holders of the Most Senior Class of Notes then outstanding,

and in any such case, only if it shall have been indemnified and/or secured and/or prefunded to its satisfaction against all Liabilities to which it may thereby become liable or which it may incur by so doing.

13.3	Action by the Trustee

If the Trustee shall take any action described in Condition 13.1.2 (Proceedings) it may take such action without having regard to the effect of such action on individual Noteholders or any other Secured Creditor, provided that, so long as any of the Most Senior Class of Notes are outstanding, the Trustee shall not, and shall not be bound to, act at the request or direction of the Noteholders of any other class of Notes or Certificateholders unless:

13.3.1	to do so would not, in its opinion, be materially prejudicial to the interests of the Noteholders of the classes of Notes ranking senior to such other class; or

13.3.2	(if the Trustee is not of that opinion) such action is sanctioned by an Extraordinary Resolution of the Noteholders of the Notes ranking senior to such other class.

13.4	Third Party Rights

No person shall have any right to enforce any Condition or any provision of the Trust Deed under the Contracts (Rights of Third Parties) Act 1999.

14.	NO ACTION BY NOTEHOLDERS OR ANY OTHER SECURED CREDITOR

Only the Trustee may pursue the remedies available under the general law or under the Trust Documents to enforce the Security and no Noteholder or other Secured Creditor shall be entitled to proceed directly against the Issuer to enforce the Security. In particular, none of the Noteholders or any other Secured Creditor (nor any person on its or their behalf, other than the Trustee where appropriate) are entitled:

14.1.1	otherwise than as expressly permitted by these Conditions, to enforce the Security or take any proceedings against the Issuer to enforce the Security; or

14.1.2	to take or join any person in taking any steps against the Issuer for the purpose of obtaining payment of any amount due from the Issuer to such Noteholders or any other Secured Creditors; or

14.1.3	until the date falling two years after the Final Discharge Date, to initiate or join any person in initiating any Insolvency Proceedings in relation to the Issuer; or

14.1.4	to take or join in the taking of any steps or proceedings which would result in the Priorities of Payments not being observed.

15.	MEETINGS OF NOTEHOLDERS

15.1	Convening

The Trust Deed contains “Provisions for Meetings of Noteholders” for convening separate or combined meetings of Noteholders of any class to consider matters relating to the Notes, including, subject to Condition 16 (Modification and Waiver) the modification of any provision of these Conditions or the Trust Deed, which modification may be made if sanctioned by an Extraordinary Resolution.

15.2	Separate and combined meetings

The Trust Deed provides that:

15.2.1	an Extraordinary Resolution which in the opinion of the Trustee affects the Notes of only one class shall be transacted at a separate meeting of the Noteholders of that class;

15.2.2

an Extraordinary Resolution which in the opinion of the Trustee affects the Noteholders of more than one class of Notes but does not give rise to an actual or potential conflict of interest between the Noteholders of one class of Notes and the holders of another class of Notes shall be transacted either at separate meetings of the Noteholders of each such class or at a single meeting of the Noteholders of all such classes of Notes, as the Trustee shall determine in its absolute discretion; and

15.2.3

an Extraordinary Resolution which, in the opinion of the Trustee, affects the Noteholders of more than one class and gives rise to any actual or potential conflict of interest between the Noteholders of one class of Notes and the Noteholders of any other class of Notes shall be transacted at separate meetings of the Noteholders of each such class.

15.3	Request from Noteholders

A meeting of Noteholders of a particular class may be convened by the Trustee or the Issuer at any time and must be convened by the Trustee (subject to its being indemnified and/or secured and/or prefunded to its satisfaction) upon the request in writing of Noteholders of a particular class holding not less than 10 per cent. of the aggregate Principal Amount Outstanding of the outstanding Notes of that class.

15.4	Quorum

The quorum at any meeting convened to vote on:

15.4.1

an Extraordinary Resolution, other than regarding a Basic Terms Modification, relating to a meeting of a particular class or classes of the Notes will be one or more persons holding or representing 75 per cent. of the Principal Amount Outstanding of the outstanding Notes in that class or those classes or, at any adjourned meeting, one or more persons being or representing holders of not less than an aggregate of 25 per cent. of the Principal Amount Outstanding of the relevant class of Notes then outstanding; and

15.4.2

an Extraordinary Resolution relating to a Basic Terms Modification (which must be proposed separately to each class of Noteholders) will be one or more persons holding or representing in the 75 per cent. of the Principal Amount Outstanding of the outstanding Notes in the relevant class or, at any adjourned meeting, one or more persons being or representing holders of not less than an aggregate of 75 per cent. of the Principal Amount Outstanding of the relevant class of Notes then outstanding.

15.5	Relationship between classes

In relation to each class of Notes:

15.5.1

no Extraordinary Resolution involving a Basic Terms Modification that is passed by the holders of one class of Notes shall be effective unless it is sanctioned by an Extraordinary Resolution of the holders of each of the other classes of Notes then outstanding and the Residual Certificates;

15.5.2

no Extraordinary Resolution of any class of Noteholders to approve any matter other than a Basic Terms Modification shall be effective unless it is sanctioned by an Extraordinary Resolution of the holders of each of the other classes of Notes then outstanding ranking senior to such class (to the extent that there are Notes outstanding ranking senior to such class of Notes) unless the Trustee considers that none of the holders of each of the other classes of Notes ranking senior to such class would be materially prejudiced by the absence of such sanction; and

15.5.3

any resolution passed at a Meeting of Noteholders of one or more classes of Notes duly convened and held in accordance with the Trust Deed shall be binding upon all Noteholders of such class or classes, whether or not present at such Meeting and whether or not voting and, except in the case of a meeting relating to a Basic Terms Modification, any resolution passed at a meeting of the holders of the Most Senior Class of Notes then outstanding duly convened shall also be binding upon the holders of all the other classes of Notes and the Residual Certificates.

15.6	Resolutions in writing

A Written Resolution shall take effect as if it were an Extraordinary Resolution.

16.	MODIFICATION AND WAIVER

16.1	Modification

Notwithstanding anything to the contrary in any Transaction Document (but subject to Condition 16.3 (Restriction on power to modify or waive), the Trustee shall, on the instruction of the holders of the Most Senior Class of Notes then outstanding (acting by Extraordinary Resolution) (or, if there are no Notes outstanding, on the instruction of the Certificateholders (acting by Extraordinary Resolution)), concur with the Issuer and any other relevant parties in making or sanctioning any modification (except in the case of a Basic Terms Modification), subject to the Trustee being indemnified and/or secured and/or prefunded to its satisfaction against all liabilities to which it may thereby become liable or which it may incur by so doing in accordance with the terms of the Trust Documents with the written consent of the Secured Creditors which are a party to the relevant Transaction Document (such consent to be conclusively demonstrated by such Secured Creditor entering into any deed or document purporting to modify such Transaction Document), but without the consent or sanction of any other Noteholders, the Certificateholders or any other Secured Creditors.

16.2	Breach

Other than in respect of any Basic Terms Modification and subject to Condition 16.3 (Restriction on power to modify or waive), the Trustee shall on the instruction of the holders of the Most Senior Class of Notes then outstanding (acting by Extraordinary Resolution) or, if there are no Notes outstanding, on the instruction of the Certificateholders (acting by Extraordinary Resolution) subject to it being indemnified and/or secured and/or pre-funded to its satisfaction against all liabilities to which it may thereby become liable or which it may incur by so doing in accordance with the terms of the Trust Documents:

16.2.1

authorise or waive, on such terms and subject to such conditions (if any) as it may decide, any proposed breach or breach of any of the covenants or provisions contained in the Trust Documents, the Conditions, the Notes, the Residual Certificates, the Residual Certificate Conditions or any other of the Transaction Documents; or

16.2.2

determine, on such terms and subject to such conditions (if any) as it may decide, that any Note Event of Default or Potential Note Event of Default shall not be treated as such for the purposes of the Trust Documents, the Conditions, the Notes, the Residual Certificates, the Residual Certificate Conditions or any of the other Transaction Documents.

16.3	Restriction on power to modify or waive

Notwithstanding anything to the contrary in any Transaction Document the Trustee shall not be obliged to agree to any modification, authorisation or waiver or determination which, in the sole opinion of the Trustee would have the effect of (i) exposing itself to any Liability against which it has not been indemnified and/or secured and/or pre-funded to its satisfaction or (ii) increasing the obligations or duties, or decreasing the rights or protection, it has in the Transaction Documents and/or the Conditions.

16.4	Notification

Unless the Trustee otherwise agrees, the Issuer shall cause any such authorisation, waiver, modification or determination to be notified to the Noteholders and the other Secured Creditors in accordance with the Notices Condition and the Transaction Documents, as soon as practicable after it has been made.

16.5	Binding Nature

Any authorisation, waiver, determination or modification referred to in this Condition 16 shall be binding on the Noteholders and the other Secured Creditors.

17.	PRESCRIPTION

17.1	Principal

Claims for principal in respect of Notes shall become void where application for payment is made more than 10 years after the due date therefor.

17.2	Interest

Claims for interest in respect of Notes, shall become void where application for payment is made more than five years after the due date therefor.

18.	REPLACEMENT OF NOTE CERTIFICATE

If any Note Certificate is lost, stolen, mutilated, defaced or destroyed, it may be replaced at the Specified Office of the Paying Agent, subject to all applicable laws and stock exchange requirements, upon payment by the claimant of the expenses incurred in connection with such replacement and on such terms as to evidence, security, indemnity and otherwise as the Issuer may reasonably require. Mutilated or defaced Notes must be surrendered before replacements are issued.

19.	TRUSTEE AND AGENTS

19.1	Trustee’s right to Indemnity

Under the Transaction Documents, the Trustee is entitled to be indemnified and relieved from responsibility in certain circumstances and to be paid or reimbursed for any Liabilities incurred by it in priority to the claims of the Noteholders. In addition, the Trustee is entitled to enter into business transactions with the Issuer and any entity relating to the Issuer without accounting for any profit.

19.2	Trustee not responsible for loss or for monitoring

The Trustee will not be responsible for any loss, expense or liability which may be suffered as a result of the Charged Property or any documents of title thereto being uninsured or inadequately insured or being held by or to the order of the Servicer or by any person on behalf of the Trustee. The Trustee shall not be responsible for monitoring the compliance by any of the other Transaction Parties with their obligations under the Transaction Documents.

19.3	Regard to classes of Noteholders

In the exercise of its powers and discretions under these Conditions and the Trust Deed, the Trustee will:

19.3.1

have regard to the interests of each class of Noteholders as a class and will not be responsible for any consequence for individual Noteholders as a result of such holders being domiciled or resident in, or otherwise connected in any way with, or subject to the jurisdiction of, a particular territory or taxing jurisdiction;

19.3.2

if there is a conflict of interest between the interests of the Most Senior Class of Notes and any other Class of Notes have regard only to the holders of the outstanding Notes of the Most Senior Class of Notes and will not have regard to any lower ranking class of Notes or Certificateholders; and

19.3.3

while the Notes are outstanding, not have regard to the interests of the other Secured Creditors except to ensure the application of the Issuer’s funds after the delivery of an Enforcement Notice in accordance with the Post-Default Priority of Payments.

19.4	Agents solely agents of Issuer

In acting under the Agency Agreement and in connection with the Notes, the Realisation Agent, the Note Calculation Agent and the Registrar and the Paying Agent act solely as agents of the Issuer and (to the extent provided therein) the Trustee and do not assume any obligations towards or relationship of agency or trust for or with any of the Noteholders.

19.5	Initial Agents

The Issuer reserves the right (with the prior written approval of the Trustee) to vary or terminate the appointment of any Agent and to appoint a successor paying agent, realisation agent, registrar or note calculation agent and additional or successor agents at any time, having given not less than 30 days’ notice to such agent.

20.	SUBSTITUTION OF THE ISSUER

20.1	Substitution of the Issuer

The Trustee may, with the prior written consent of the Most Senior Class of Notes (acting by way of Extraordinary Resolution) but without the consent of any other Instrumentholder or any other Secured Creditor, subject to such further conditions as are specified in the Trust Deed, concur with the Issuer (at the request of the Issuer) to the substitution of a Substituted Obligor in place of the Issuer as the principal debtor in respect of the Trust Documents, the Transaction Documents, the Notes and the Secured Amounts.

20.2	Notice of Substitution of Issuer

Not later than 14 days after any substitution of the Issuer in accordance with this Condition 20, the Substituted Obligor shall cause notice of such substitution to be given to the Noteholders and the other Secured Creditors in accordance with the Notices Condition and the other relevant Transaction Documents.

20.3	Change of Law

In the case of a substitution pursuant to this Condition 20, the Trustee may with the prior written consent of the Most Senior Class of Notes (acting by way of Extraordinary Resolution) but without the consent of any other Instrumentholder or any other Secured Creditor agree to a change of the law governing the Notes and/or any of the Transaction Documents.

20.4	No Indemnity

No Noteholder shall, in connection with any such substitution, be entitled to claim from the Issuer any indemnification or payment in respect of any Tax consequence of any such substitution upon individual Noteholders.

21.	FURTHER NOTES

21.1	Right to issue Further Notes

The Issuer may, from time to time, in accordance with the Trust Deed, create and issue Further Notes having the same terms and conditions as the Notes in all respects including the benefit of the Security (except that the conditions in respect of the Further Notes will provide for a different issue date, first Interest Payment Date and (if applicable) purchase price in respect of the Further Notes than that applicable to the Initial Notes) so as to be consolidated and form a single series with such Notes.

21.2	Cancellation of right to issue Further Notes

The Issuer may from time to time, upon irrevocable notice to the Trustee and in accordance with the Trust Deed, cancel its right to issue Further Notes (but without prejudice to any previous exercise in part of such right). As soon as practicable after any such cancellation in accordance with this Condition 21.2, the Issuer will notify the Noteholders in accordance with Condition 22 (Notices) of the date from which such cancellation shall have effect.

22.	NOTICES

22.1	Notice must be given in the manner provided hereunder.

22.2

Any notice or other communication under or in connection with these Conditions or the Transaction Documents (a “Notice”) shall be in writing, in the English language and shall be delivered personally or sent by pre-paid recorded delivery (and air mail if overseas), by fax or by email, to the party due to receive the Notice at its address set out below or such other address as that party may specify by notice in writing to the others, received before the relevant Notice was dispatched.

22.3	In the absence of evidence of earlier receipt, a Notice shall be deemed to have been duly given:

22.3.1	if delivered personally, when left at the address referred to below;

22.3.2	if sent by mail other than air mail, two Business Days after posting it;

22.3.3	if sent by air mail, six Business Days after posting it;

22.3.4	if sent by fax, when confirmation of its transmission has been recorded on the sender’s fax machine; and

22.3.5	if sent by email, when a valid receipt of delivery or transmission is received by the sender.

22.4	Form of notices and addressees:

22.4.1	If to the Issuer:

Address:          8th Floor 20 Farringdon Street, London,

                         United Kingdom, EC4A 4AB

Attention:        The Directors

Email:

22.4.2	If to the Noteholders:

The regular mail addresses, fax numbers and email addresses of the relevant person in whose name the Notes are registered in the Register at the time the notice is dispatched, as such addresses, fax numbers and email addresses may be reflected in the Register.

23.	PUBLICATION OF INFORMATION TO TISE

For so long as the Notes are listed on TISE, the Noteholders may direct the Issuer to make public such information as the Noteholders may deem necessary from time to time.

24.	GOVERNING LAW AND JURISDICTION

24.1	Governing law

The Transaction Documents and the Notes and all non-contractual obligations arising out of or in connection with them are governed by, and shall be construed in accordance with, English law.

24.2	Jurisdiction

The Courts of England are to have exclusive jurisdiction to settle any disputes that may arise out of or in connection with the Notes and the Transaction Documents (including a dispute regarding the existence, validity or termination of any of the Notes or the Transaction Documents, any non-contractual obligations arising out of or in connection with any of the Notes or the Transaction Documents or the consequences of their nullity) and accordingly any legal action or proceedings arising out of or in connection with the Notes and/or the Transaction Documents may be brought in such Courts. The Issuer has in each of the Transaction Documents irrevocably submitted to the jurisdiction of such Courts.

SCHEDULE 4

PROVISIONS FOR MEETINGS OF NOTEHOLDERS

In this Schedule, “Notes” and “Noteholders” shall mean, except where the context otherwise requires: in connection with a meeting of the Class A Noteholders, the Class A Notes and the Class A Noteholders respectively; in connection with a meeting of the Class B Noteholders, the Class B Notes and the Class B Noteholders, respectively.

1.	VOTING CERTIFICATES, BLOCK VOTING INSTRUCTIONS AND FORM OF PROXY

1.1	Issue of Block Voting Instructions

The holder of a Note that is outstanding may obtain a Voting Certificate from the Paying Agent to issue a Block Voting Instruction by depositing such Note with the Paying Agent or arranging for such Note to be (to its satisfaction) held to its order or under its control not later than 48 hours before the time fixed for the relevant Meeting.

1.2	Issue of Form of Proxy

Any Noteholder may obtain an uncompleted and unexecuted Form of Proxy from the Registrar.

1.3	Expiry of Validity

A Form of Proxy or Block Voting Instruction shall be valid until the release of the deposited Notes to which it relates.

A certified copy of each Block Voting Instruction or Form of Proxy and satisfactory proof of due execution (if applicable) must, if required by the Issuer, the Trustee or the Registrar, be produced by the proxy at the relevant Meeting or adjourned Meeting. If the Trustee requires, a notarised copy of each Block Voting Instruction and satisfactory proof of the identity of each Proxy named therein shall be produced at the Meeting, but the Trustee shall not be obliged to investigate the validity of any Block Voting Instructions or the authority of any Proxy.

1.4	Deemed Holder

So long as a Form of Proxy or Block Voting Instruction is valid, any Proxy named therein (including in the case of a Block Voting Instruction) shall be deemed to be the holder of the Notes to which it relates for all purposes in connection with the Meeting.

1.5	Mutually Exclusive

A Form of Proxy and a Block Voting Instruction cannot be outstanding simultaneously in respect of the same Note.

2.	VALIDITY OF BLOCK VOTING INSTRUCTIONS AND FORMS OF PROXY

Block Voting Instructions and any Forms of Proxy shall be valid only if deposited at the registered office of the Paying Agent or at some other place approved by the Trustee, at least 24 hours before the time fixed for the relevant Meeting or the Chairman decides otherwise before the Meeting proceeds to business.

3.	RECORD DATE

The Issuer may fix a record date for the purposes of any Meeting or any resumption thereof following its adjournment for want of a quorum, provided that such record date is not more than 10 days prior to the time fixed for such Meeting or (as the case may be) its resumption. The person in whose name a Note is registered in the Register on the record date at close of business in the city in which the Registrar has its Specified Office shall be deemed to be the holder of such Note for the purposes of such Meeting and notwithstanding any subsequent transfer of such Note or entries in the Register.

4.	CONVENING OF MEETING: MEETINGS OF COMBINED CLASSES OF NOTES

4.1	Convening of Meeting

(a)

The Issuer or the Trustee may convene a Meeting at any time. The Issuer or the Trustee shall be entitled to cancel any Meeting proposed in accordance with this Paragraph 4, provided that notice of such cancellation is provided no later than 24 hours before the time fixed for such Meeting.

(b)

The Trustee shall be obliged to convene a Meeting, subject to its being indemnified and/or secured and/or prefunded to its satisfaction, upon the request in writing of a class or classes of Noteholders holding not less than 10 per cent. of the aggregate Principal Amount Outstanding of the relevant classes or classes of Notes then outstanding.

(c)	Every Meeting shall be held on a date, and at a time and place, approved by the Trustee.

5.	NOTICE

5.1	Notice period and notice details

At least 21 clear days’ notice (exclusive of the day on which the notice is given and of the day on which the relevant Meeting is to be held) specifying the date, time and place of the Meeting shall be given to the relevant Noteholders, the Registrar and the Agents (with a copy to the Issuer where the Meeting is convened by the Trustee or, where the Meeting is convened by the Issuer, with a copy to the Trustee).

5.2	Notice of proposed resolutions

The notice shall set out the full text of any resolutions to be proposed and shall state that Notes may be deposited with the Paying Agent (or to its order at a bank or other depositary) for the purposes of appointing Proxies under Block Voting Instructions 48 hours before the time fixed for the Meeting and a Noteholder may appoint a Proxy either under a Block Voting Instruction by delivering written instructions to the Paying Agent or by executing and delivering a Form of Proxy to the Specified Office of the Paying Agent, in either case until 48 hours before the time fixed for the Meeting.

6.	CHAIRMAN

An individual (who may, but need not, be a Noteholder) nominated in writing by the Trustee may take the chair at any Meeting but, if no such nomination is made or if the individual nominated is not present within 15 minutes after the time fixed for the Meeting, those present shall elect one of themselves to take the chair, failing which, the Issuer may appoint a Chairman. The Chairman of an adjourned Meeting need not be the same person as was the Chairman of the original Meeting. The Chairman may, before the Meeting or adjourned Meeting proceeds to business, decide to treat as valid any Form of Proxy which has not been submitted to the Specified Office of the Registrar in accordance with the requirements of Paragraph 2 (Validity of Block Voting Instructions and Forms of Proxy).

7.	QUORUM

7.1	Quorum: The quorum at any initial meeting convened to vote on:

(a)

an Extraordinary Resolution, other than regarding a Basic Terms Modification, relating to a meeting of a particular class or classes of the Notes will be one or more persons holding or representing in the aggregate not less than 75 per cent. of the aggregate Principal Amount Outstanding of the outstanding Notes in that class or classes;

(b)

an Extraordinary Resolution relating to a Basic Terms Modification (which must be proposed separately to each class of Notes) will be one or more persons eligible to attend and vote such meeting holding or representing in the aggregate 75 per cent. of the aggregate Principal Amount Outstanding of the outstanding Notes in that class.

7.2	Quorum: The quorum at any adjourned meeting convened to vote on:

(a)

an Extraordinary Resolution, other than regarding a Basic Terms Modification, shall be one or more persons present and representing in the aggregate not less than 25 per cent. of the aggregate Principal Amount Outstanding of the relevant class or classes of Notes then outstanding;

(b)

an Extraordinary Resolution relating to a Basic Terms Modification shall be one or more persons eligible to attend and vote such meeting holding or representing in the aggregate not less than 75 per cent. of the aggregate Principal Amount Outstanding of each class of Notes then outstanding.

8.	ADJOURNMENT FOR WANT OF QUORUM

If within 15 minutes after the time fixed for any Meeting a quorum is not present, then:

(a)	in the case of a Meeting requested by Noteholders, it shall be dissolved; and

(b)

in the case of any other Meeting (unless the Issuer, the Trustee otherwise agree), it shall (subject to paragraphs (i) and (ii) below) be adjourned for such period (which shall be not less than 14 days and not more than 42 days) and to such place as the Chairman determines (with the approval of the Trustee), provided that:

(i)	the Meeting shall be dissolved if the Issuer and the Trustee together so decide; and

(ii)	no Meeting may be adjourned more than once for want of a quorum.

9.	ADJOURNED MEETING

Save as provided in Paragraph 8 (Adjournment for Want of Quorum), the Chairman may, with the consent of, and shall if directed by the Noteholders in relation to any Meeting adjourn such Meeting from time to time and from place to place, but no business shall be transacted at any adjourned Meeting except business which might lawfully have been transacted at the Meeting from which the adjournment took place.

10.	NOTICE FOLLOWING ADJOURNMENT

Paragraph 5 (Notice) shall apply to any Meeting which is to be resumed after adjournment for want of a quorum save that:

10.1	10 days’ notice (exclusive of the day on which the notice is given and of the day on which the Meeting is to be resumed) shall be sufficient; and

10.2	the notice shall specifically set out the quorum requirements that will apply when the Meeting resumes.

It shall not be necessary to give notice of the resumption of a Meeting that has been adjourned for any other reason.

11.	PARTICIPATION

The following may attend and speak at a Meeting:

11.1	Voters;

11.2	representatives of the Issuer, the Paying Agent or the Trustee;

11.3	the financial advisers of the Issuer, the Paying Agent or the Trustee;

11.4	the legal counsel to the Issuer, the Paying Agent or the Trustee; and

11.5	any other person approved by the Meeting or the Trustee.

12.	POLL

A demand for a poll shall be valid if it is made by the Chairman, the Issuer, the Trustee or one or more Voters representing or holding not less than one-fiftieth of the aggregate Principal Amount Outstanding of the outstanding Notes of the relevant class or classes. The poll may be taken immediately or after such adjournment as the Chairman directs, but any poll demanded on the election of the Chairman or on any question of adjournment shall be taken at the Meeting without adjournment. A valid demand for a poll shall not prevent the continuation of the relevant Meeting for any other business as the Chairman directs.

13.	VOTES

13.1	Number

Every Voter shall have on a poll, one vote (i) in the case of a Meeting of holders of Notes of a class comprised of Notes denominated in Sterling, in respect of each £1.00 in Principal Amount Outstanding of the outstanding Note(s) represented or held by him; (i) in the case of a Meeting of holders of Notes of a class comprised of Notes denominated in euro, each €1.00 Principal Amount Outstanding represented or held by him, (iii) in the case of a Meeting of holders of Notes of a class comprised of Notes denominated in US dollars, each $1.00 Principal Amount Outstanding represented or held by him and (iv) in the case of a Meeting of holders of Notes of a class comprised of Notes denominated in more than one currency each £1.00 Sterling Equivalent Principal Amount Outstanding represented or held by him. In this paragraph, “Sterling Equivalent Principal Amount Outstanding” means (a) in relation to a Note or Class of Notes which is denominated in a currency other than sterling, the sterling equivalent of the Principal Amount Outstanding of such Note or Class of Notes ascertained using the spot rate (or derived spot rate, as the case may be) of the relevant currency reported by Bloomberg L.P. at approximately 9:30 a.m. London time, and (b) in relation to any other Note or Class of Notes, the Principal Amount Outstanding of such Note or Class of Notes;

13.2	No obligation to exercise

Unless the terms of any Block Voting Instruction state otherwise, a Voter shall not be obliged to exercise all the votes to which he is entitled or to cast all the votes which he exercises in the same way. In the case of a voting tie the Chairman shall have a casting vote.

14.	VOTES BY PROXIES

14.1	Validity

Any vote by a Proxy in accordance with the relevant Block Voting Instruction or Form of Proxy shall be valid even if such Block Voting Instruction or Form of Proxy or any instruction pursuant to which it was given has been amended or revoked, provided that neither the Issuer, the Paying Agent, the Trustee nor the Chairman has been notified in writing of such amendment or revocation by the time which is 24 hours before the time fixed for the relevant Meeting.

14.2	Adjournment

Unless revoked, any appointment of a Proxy under a Block Voting Instruction or Form of Proxy in relation to a Meeting shall remain in force in relation to any resumption of such Meeting following an adjournment.

15.	POWERS

15.1	Power of a Meeting

(a)

Subject to Paragraph 16 (Extraordinary Resolution of Noteholders), a Meeting shall have the power (exercisable only by Extraordinary Resolution), without prejudice to any other powers conferred on it or any other person:

(b)	to sanction or to approve a Basic Terms Modification;

(c)	to sanction any compromise or arrangement proposed to be made between, among others, the Issuer or any other party to any Transaction Document;

(d)

to sanction any abrogation, modification, compromise or arrangement in respect of the rights of, among others, the Trustee or any other party to any Transaction Document against any other or others of them or against any of their property whether such rights arise under this Trust Deed, any other Transaction Document or otherwise;

(e)

to approve the substitution of any person for the Issuer as principal debtor and any change in law in accordance with Condition 20 (Substitution of the Issuer) or Clause 18 (Substitution) of the Trust Deed;

(f)

to assent to any modification of this Trust Deed or any other Transaction Document which is proposed by the Issuer or any other party to any Transaction Document or any Noteholder, other than those modifications which are sanctioned by the Trustee without the consent or sanction of the Noteholders in accordance with the terms of this Trust Deed;

(g)	to direct the Trustee to serve an Enforcement Notice in accordance with Condition 12 (Events of Default);

(h)	to remove the Trustee;

(i)	to approve the appointment of a new Trustee;

(j)	to approve the resignation of the Servicer and the appointment of a replacement Servicer in accordance with the terms of the Servicing and Realisation Agreement;

(k)	to authorise the Trustee and/or any Appointee to execute all documents and do all things necessary to give effect to any Extraordinary Resolution;

(l)	to discharge or exonerate the Trustee and/or any Appointee from any liability in respect of any act or omission for which it may become responsible under this Trust Deed or the Notes;

(m)	to make directions to the Trustee in connection with the breach of the Risk Retention Undertaking by the Retention Holder;

(n)

to appoint any persons as a committee to represent the interests of the Noteholders and to confer upon such committee any powers which the Noteholders could themselves exercise by Extraordinary Resolution;

(o)	other than pursuant to Clause 18 (Substitution) of the Trust Deed, to sanction any scheme or proposal for the exchange, sale, conversion or cancellation of the

Notes for or partly or wholly in consideration of shares, stock, notes, bonds, debentures, debenture stock and/or other obligations and/or securities of the Issuer or any other company or partly or wholly in consideration of cash; or

(p)	to give any other authorisation or sanction which under the Trust Deed or any other Transaction Document is required to be given by Extraordinary Resolution.

15.2	Noteholders to bind Certificateholders and junior classes

Except in the case of an Extraordinary Resolution relating to a Basic Terms Modification, any Extraordinary Resolution (or other direction in accordance with the Transaction Documents) of the Most Senior Class of Notes then outstanding shall also be binding upon the holders of all the other classes of Notes and the Residual Certificates.

16.	EXTRAORDINARY RESOLUTION OF NOTEHOLDERS

No Extraordinary Resolution to approve any matter other than a Basic Terms Modification of any class of Notes shall be effective unless it is sanctioned by an Extraordinary Resolution of the holders of each of the other classes of Notes then outstanding ranking senior to such class (to the extent that there are Notes outstanding ranking senior to such class of Notes) unless the Trustee considers that the interests of the holders of each of the other classes of Notes ranking senior to such class of Notes would not be materially prejudiced by the implementation of such first mentioned Extraordinary Resolution.

Subject to the following sentence, no Extraordinary Resolution of the holders of a class or classes of Notes or the Residual Certificates to sanction a Basic Terms Modification in respect of any class of Notes or Residual Certificates shall take effect unless it has been sanctioned by an Extraordinary Resolution of the holders of each other class of Notes then outstanding and of the holders of the Residual Certificates then in issue. A matter which is a Basic Terms Modification affecting only the holders of the Residual Certificates and which would not, in the opinion of the Trustee, be materially prejudicial to the interests of the Noteholders of any of the Classes of Notes ranking senior to the Residual Certificates shall only require an Extraordinary Resolution of the holders of the Residual Certificates then in issue and, for the avoidance of doubt, shall not require an Extraordinary Resolution of the holders of any Class of Notes.

17.	EXTRAORDINARY RESOLUTION BINDS ALL HOLDERS

17.1	Binding Nature

Subject to Paragraph 16 (Extraordinary Resolution of Noteholders), which takes priority over the following, any resolution passed at a Meeting of Noteholders of one or more classes of Notes duly convened and held in accordance with the Trust Deed shall be binding upon all Noteholders of such class of Notes, whether or not present at such Meeting and whether or not voting and any resolution passed at a meeting of the holders of the Most Senior Class of Notes duly convened and held as aforesaid shall also be binding upon the holders of all the other classes of Notes and the Residual Certificates and will override any resolution to the contrary of the other classes of Notes and of the Residual Certificates.

17.2	Notice of Voting Results

Notice of the result of every vote on a resolution duly considered by the Noteholders shall be published (at the cost of the Issuer) in accordance with the Conditions and given to the Registrar, Paying Agents and the Agents (with a copy to the Issuer and the Trustee) within 14 days of the conclusion of the Meeting.

18.	MINUTES

Minutes of all resolutions and proceedings at each Meeting shall be made. The Chairman shall sign the minutes, which shall be prima facie evidence of the proceedings recorded therein. Unless and until the contrary is proved, every such Meeting in respect of the proceedings of which minutes have been summarised and signed shall be deemed to have been duly convened and held and all resolutions passed or proceedings transacted at it to have been duly passed and transacted.

19.	WRITTEN RESOLUTION

A Written Resolution shall take effect as if it were an Extraordinary Resolution.

20.	SEPARATE AND COMBINED MEETINGS OF CLASSES OF NOTEHOLDERS

20.1

Subject to Paragraphs 16 (Extraordinary Resolution of Noteholders), and 17.1 (Binding Nature), the Trustee shall have certain discretions regarding the constitution of Meetings of Noteholders as set out below:

20.2	an Extraordinary Resolution which in the opinion of the Trustee affects the Notes of only one class shall be transacted at a separate Meeting of the Noteholders of that class;

20.3

an Extraordinary Resolution which in the opinion of the Trustee affects the Noteholders of more than one class of Notes but does not give rise to an actual or potential conflict of interest between the Noteholders of one class of Notes and the holders of another class of Notes shall be transacted either at separate Meetings of the Noteholders of each relevant class or at a single Meeting of the Noteholders of all such classes of Notes as the Trustee shall determine in its absolute discretion; and

20.4

an Extraordinary Resolution which in the opinion of the Trustee affects the Noteholders of more than one class and gives rise to any actual or potential conflict of interest between the Noteholders of one class of Notes and the Noteholders of any other class of Notes shall be transacted at separate Meetings of the Noteholders of each relevant class and the provisions of this Schedule 4 (Provisions for Meetings of Noteholders) shall apply mutatis mutandis thereto.

21.	FURTHER REGULATIONS

Subject to all other provisions contained in this Deed, the Trustee may without the consent of the Issuer or the Noteholders prescribe such further regulations regarding the requisitioning and/or holding of Meetings of Noteholders and attendance and voting at them and/or the provision of a Written Resolution as the Trustee may in its sole discretion determine.

SCHEDULE 5

TERMS AND CONDITIONS OF THE RESIDUAL CERTIFICATES

1.	GENERAL

1.1	The 100 residual certificates (the “Residual Certificates”) will be issued by ACRE DEBT 2 PLC (registered number 12635042) on or about the Closing Date.

1.2

The Issuer has agreed to issue the Residual Certificates subject to and with the benefit of the terms of the Trust Deed and the Agency Agreement. The security for the Residual Certificates is created pursuant to, and on the terms set out in, the Deed of Charge.

1.3	The Agency Agreement records certain arrangements in relation to the payment of interest and principal in respect of the Residual Certificates.

1.4	Certain provisions of these Residual Certificate Conditions are summaries of the Trust Documents and the Agency Agreement and are subject to their detailed provisions.

1.5	The Certificateholders are bound by the terms of the Trust Documents and are deemed to have notice of all the provisions of the Transaction Documents.

1.6

Copies of the Trust Deed, the Deed of Charge, the Agency Agreement, the Restricted Transferee List, the Incorporated Terms Memorandum and the Memorandum and Articles of Association of each of the Issuer and Holdings are available for inspection by Certificateholders on reasonable notice during normal business hours at the Specified Office for the time being of the Paying Agent.

2.	DEFINITIONS

2.1	Definitions

Capitalised terms not otherwise defined in these Residual Certificate Conditions shall bear the meanings given to them in the Incorporated Terms Memorandum available as described above.

2.2	Interpretation

These Residual Certificate Conditions shall be construed in accordance with the principles of construction set out in the Incorporated Terms Memorandum.

3.	FORM, DENOMINATION AND TITLE

3.1	Form and Denomination

The Residual Certificates will be represented by residual certificates in registered form.

3.2	Title

3.2.1	Title to the Residual Certificates shall pass by registration in the Register.

3.2.2	The Issuer shall procure that the Registrar maintains the Register in accordance with the terms of the Agency Agreement.

3.3	Register

The Registrar will maintain the Register in respect of the Residual Certificates in accordance with the provisions of the Agency Agreement. A Residual Certificate will be issued to each Certificateholder (at the request of such Certificateholder) in respect of its registered holding. Each Residual Certificate will be numbered serially with an identifying number which will be recorded in the Register. For the avoidance of doubt, the entry on the Register shall be conclusive proof of title to the Residual Certificates and not any Residual Certificate.

3.4	Transfers

3.4.1

Subject to Residual Conditions 3.7 (Closed periods) and 3.8 (Regulations concerning transfers and registration) below, a Residual Certificate may be transferred by delivery of a completed transfer form to the Specified Office of the Registrar or the Paying Agent, together with such evidence of the authority of the individuals who have executed the form of transfer.

3.4.2

The Residual Certificates shall not be transferred in part or separately from the Class B Notes. However, all of the Residual Certificates and all of the Class B Notes, together may be transferred to a single transferee.

3.5	Registration and delivery of Residual Certificates

Within five Business Days of delivery of a completed transfer form, the Registrar will (provided it has available in its possession an inventory of Residual Certificates) register the transfer in question and, if requested to do so, authenticate and make available at its Specified Office or at the Specified Office of the Paying Agent, as the case may be, to the transferee or send to by uninsured first class mail (airmail if overseas) the authenticated Residual Certificates to the address specified for the purpose by the transferee.

3.6	No charge

The transfer of a Residual Certificate will be effected without charge by or on behalf of the Issuer and the Registrar but against such indemnity as the Registrar may require from the transferee to the transfer for any stamp duty, documentary, registration, transfer or other similar taxes or other government charges which may be levied or imposed in connection with such transfer.

3.7	Closed periods

Certificateholders may not require transfers to be registered during the period of 5 Business Days ending on the due date for any payment of any amount in respect of the Residual Certificates.

3.8	Regulations concerning transfers and registration

All transfers of Residual Certificate and entries on the Register are subject to the detailed regulations concerning the transfer of Residual Certificates scheduled to the Agency Agreement. The regulations may be changed by the Issuer with the prior written approval of all Certificateholders and the Registrar. A copy of the current regulations will be mailed (free of charge) by the Registrar to every Certificateholder who requests it in writing to the Registrar by uninsured first class mail (airmail if overseas) at the risk of the Certificateholder to the address specified in the Register.

4.	STATUS AND RANKING

4.1	Status

The Residual Certificates constitute secured amounts of the Issuer.

4.2	Ranking

The Residual Certificates will at all times rank subordinated to the Notes but without preference or priority pari passu amongst themselves in relation to payments on the Residual Certificates.

4.3	Sole Obligations

The Residual Certificates are obligations solely of the Issuer and are not obligations of or guaranteed by any of the other Transaction Parties.

4.4	Priority of Residual Payments

Residual Payments will be made subject to and in accordance with the Pre-Default Interest Priority of Payments or, after delivery of a Note Event of Default Notice or an Enforcement Notice, in accordance with the Post-Default Priority of Payments.

4.5	Payment Priorities

Prior to the delivery of a Note Event of Default Notice or an Enforcement Notice, the Issuer is required to apply Available Interest Amounts and Available Principal Receipts in accordance with the Pre-Default Priorities of Payment and thereafter in accordance with the Post-Default Priority of Payments.

5.	SECURITY

5.1	Security

5.1.1	The Residual Certificates are secured by the Security.

5.1.2	The Security over the relevant assets will be released in the following circumstances:

(a)

over all amounts which the Cash Manager, on behalf of the Issuer and the Trustee (if applicable), is permitted to withdraw from the relevant Issuer Account(s), in accordance with the Deed of Charge, any such release to take effect immediately upon the relevant withdrawal being made; or

(b)	over an Underlying Asset and any security pertaining to it are sold by the Realisation Agent or Servicer (as applicable) pursuant to the Servicing and Realisation Agreement and the Deed of Charge.

5.2	Enforceability

The Security will become enforceable upon the delivery by the Trustee of an Enforcement Notice in accordance (i) as long as there are Notes outstanding, Condition 12 (Events of Default) and subject to the matters referred to in Condition 13 (Enforcement), and (ii) while there are no Notes outstanding and as long as there are Residual Certificates in issue, Certificate Condition 10 (Events of Default) and subject to the matters referred to in Residual Certificate Condition 11 (Enforcement).

6.	ISSUER COVENANTS

The Issuer Covenants contain certain covenants in favour of the Trustee from the Issuer which, amongst other things, restrict the ability of the Issuer to create or incur any indebtedness (save as permitted in the Trust Deed), dispose of assets or change the nature of its business. So long as any Note or Residual Certificate remains outstanding, the Issuer shall comply with the Issuer Covenants.

7.	LIMITED RECOURSE

7.1	If at any time following

7.1.1	the occurrence of either:

(a)	the Final Maturity Date or any earlier date upon which all of the Residual Certificates are due and payable; or

(b)	the service of an Enforcement Notice; and

7.1.2

realisation of the Charged Property and application in full of any amounts available to pay amounts due and payable under the Residual Certificates in accordance with the applicable Priorities of Payments, the proceeds of such Realisation are insufficient, after payment of all other claims ranking in priority in accordance with the applicable Priorities of Payments, to pay in full all amounts then due and payable under the Residual Certificates then the amount remaining to be paid (after such application in full of the amounts first referred to in Residual Certificate Condition 7.1.2 above) under the Residual Certificates shall, on the day following such application in full of the amounts referred to in Residual Certificate Condition 7.1.2 above, cease to be due and payable by the Issuer.

For the purposes of this Residual Certificate Condition 9, “Realisation” means, in relation to any Charged Property, the deriving, to the fullest extent practicable, (in accordance with the provisions of the Transaction Documents) of proceeds from or in respect of such Charged Property including (without limitation) through sale or through performance by an obligor.

8.	RESIDUAL PAYMENTS

8.1	Residual Payments

Payments of Residual Payments shall be made by cheque drawn in Sterling or, upon application by a Certificateholder to the Paying Agent’s Specified Office not later than the fifteenth day before the due date for payment, by transfer to an account in Sterling, maintained by the payee with a bank in London and (in the case of final redemption) upon surrender (or, in the case of part payment only, endorsement) of the relevant Residual Certificate at the Paying Agent’s Specified Office in accordance with the terms of the Agency Agreement.

8.2	Record date

Each payment in respect of a Residual Certificate will be made to the person shown as the Certificateholder in the Register at the opening of business in the place of the Registrar’s Specified Office on the fifth day before the due date for such payment (the “Record Date”). Where payment in respect of a Residual Certificate is to be made by cheque, the cheque will be mailed to the address shown as the address of the Certificateholder in the Register at the opening of business on the relevant Record Date. The person shown in the Register at the opening of business on the relevant Record Date in respect of a Residual Certificate shall be the only person entitled to receive payments in respect of such Residual Certificate and the Issuer will be discharged by payment to, or to the order of, such person in respect of each amount so paid.

8.3	Payments subject to fiscal laws

All payments in respect of the Residual Certificates are subject in each case to any applicable fiscal or other laws and regulations. No commissions or expenses shall be charged to the Certificateholders in respect of such payments.

8.4	Payments on Business Days

If the due date for payment of any amount in respect of any Residual Certificate is not a Business Day, then the holder shall not be entitled to payment until the next succeeding Business Day and no further payments of additional amounts by way of principal or otherwise shall be due in respect of such Residual Certificate.

8.5	Termination of Payments

Following the redemption in full of the Notes or after enforcement of the Notes, the realisation of the Charged Property and payment of the proceeds of realisation in accordance with the applicable Priority of Payments, no more Residual Payments will be made by the Issuer and the Residual Certificates shall be cancelled.

9.	TAXATION

9.1	Payments free of Tax

All payments of principal in respect of the Residual Certificates by or on behalf of the Issuer shall be made free and clear of, and without withholding or deduction for or on account of, any Taxes imposed, levied, collected, withheld or assessed by or on behalf of the Issuer Jurisdiction or any political subdivision thereof or any authority therein or thereof having power to tax, unless the Issuer, the Trustee or the Paying Agent (as the case may be) are required by law to make any Tax Deduction. In that event, the Issuer, the Trustee or the Paying Agent (as the case may be) shall make such payments after such Tax Deduction and shall account to the relevant authorities for the amount so withheld or deducted. Notwithstanding any other provision in these Residual Certificate Conditions, the Issuer, the Trustee and the Paying Agent shall be permitted to withhold or deduct any accounts required pursuant to a FATCA withholding.

9.2	No payment of additional amounts

The Issuer, the Trustee and the Agents will not be obliged to pay any additional amounts to the Certificateholders as a result of any such Tax Deduction. None of the Issuer, the Trustee or the Paying Agent shall have any obligation to pay additional amounts or otherwise indemnify a holder for any FATCA withholding deducted or withheld by the Issuer, the Trustee, a Paying Agent or any other party as a result of any person not being entitled to receive payments free of FATCA.

9.3	Taxing Jurisdiction

If the Issuer becomes subject at any time to any taxing jurisdiction other than the Issuer’s Jurisdiction, references in these Residual Certificate Conditions to the Issuer Jurisdiction shall be construed as references to the Issuer Jurisdiction and/or such other taxing jurisdiction.

9.4	Tax Deduction not Residual Certificate Event of Default

Notwithstanding that the Trustee, the Issuer or any Agent are required to make a Tax Deduction this shall not constitute a Residual Certificate Event of Default.

10.	EVENTS OF DEFAULT

10.1	Residual Certificate Events of Default

Subject to the other provisions of this Residual Certificate Condition 10 and subject to the Notes no longer being outstanding, each of the following events shall be treated as an “Residual Certificate Event of Default”:

10.1.1	Non-payment: the Issuer fails to pay any amount due in respect of the Residual Certificates within two days of the due date for payment of such amount; or

10.1.2

Breach of material obligations: the Issuer defaults in the performance or observance of any of its material obligations under or in respect of the Residual Certificates or in respect of the Issuer Covenants, the Trust Deed, the Deed of Charge of any of the other Transaction Documents and such default (a) is, in the opinion of the Trustee, incapable of remedy or (b) is, in the opinion of the Trustee, capable of remedy but remains unremedied for 30 days or such longer period as the Trustee may agree after the Trustee has given written notice of such default to the Issuer; or

10.1.3	Insolvency Event: an Insolvency Event occurs in relation to the Issuer; or

10.1.4	Unlawfulness: it is or will become unlawful for the Issuer to perform or comply with any of its obligations under or in respect of the Residual Certificates or any of the Transaction Documents.

10.2	Delivery of an Enforcement Notice

If a Residual Certificate Event of Default occurs and is continuing, the Trustee may at its discretion and shall:

10.2.1	if so requested in writing by the Certificateholders; or

10.2.2	if so directed by an Extraordinary Resolution of the Certificateholders,

deliver an Enforcement Notice to the Issuer, provided that all the Notes have been redeemed in full.

10.3	Conditions to delivery of an Enforcement Notice

Notwithstanding Residual Certificate Condition 12.2 (Delivery of an Enforcement Notice) the Trustee shall not be obliged to deliver an Enforcement Notice unless:

10.3.1

in the case of the occurrence of any of the events mentioned in Residual Certificate Condition 12.1.3 (Breach of material obligations), the Trustee shall have certified in writing that the happening of such event is in its opinion materially prejudicial to the interests of the Certificateholders; and

10.3.2	it shall have been indemnified and/or secured and/or prefunded to its satisfaction against all Liabilities to which it may thereby become liable or which it may incur by so doing.

10.4	Consequences of delivery of an Enforcement Notice

Upon the delivery of an Enforcement Notice, the Residual Certificates shall become immediately due and payable without further action or formality.

11.	ENFORCEMENT

11.1	Security Enforceable

The whole of the Security shall become enforceable:

11.1.1

upon the delivery of an Enforcement Notice, except where the Enforcement Notice has been delivered as a result of an Insolvency Event occurring solely as a result of the Issuer obtaining or taking steps to obtain a moratorium pursuant to section 1A of the Insolvency Act 1986; or

11.1.2

if any person who is entitled to do so presents an application for the appointment of an administrator of the Issuer, gives notice of intention to appoint an administrator of the Issuer or files such notice with the court.

11.2	Proceedings

The Trustee may at its discretion and without further notice, institute such proceedings as it thinks fit to enforce its rights under the Trust Deed in respect of the Residual Certificates and under the other Transaction Documents, but it shall not be bound to do so unless:

11.2.1

so requested in writing by the holders of at least 25 per cent. of the Principal Amount Outstanding of the Most Senior Class of Notes then outstanding (or, if there are no Notes outstanding) so requested in writing by the holders of at least 25 per cent. of the Residual Certificates in number; or

11.2.2

so directed by an Extraordinary Resolution of the holders of the Most Senior Class of Notes then outstanding (or there are no Notes outstanding) so directed by an Extraordinary Resolution of the Certificateholders;

and in any such case, only if it shall have been indemnified and/or secured and/or prefunded to its satisfaction against all Liabilities to which it may thereby become liable or which it may incur by so doing.

11.3	Action by the Trustee

If the Trustee shall take any action described in Residual Certificate Condition 13.1.2 (Proceedings) it may take such action without having regard to the effect of such action on individual Certificateholders or any other Secured Creditor, provided that, so long as the Residual Certificates are outstanding, the Trustee shall not, and shall not be bound to, act at the request or direction of the Certificateholders.

11.4	Third Party Rights

No person shall have any right to enforce any Residual Certificate Condition or any provision of the Trust Deed under the Contracts (Rights of Third Parties) Act 1999.

12.	NO ACTION BY CERTIFICATEHOLDERS OR ANY OTHER SECURED CREDITOR

Only the Trustee may pursue the remedies available under the general law or under the Trust Documents to enforce the Security and no Certificateholder or other Secured Creditor shall be entitled to proceed directly against the Issuer to enforce the Security. In particular, none of the Certificateholders or any other Secured Creditor (nor any person on its or their behalf, other than the Trustee where appropriate) are entitled:

12.1.1	otherwise than as expressly permitted by these Residual Certificate Conditions, to enforce the Security or take any proceedings against the Issuer to enforce the Security; or

12.1.2	to take or join any person in taking any steps against the Issuer for the purpose of obtaining payment of any amount due from the Issuer to such Noteholders or any other Secured Creditors; or

12.1.3	until the date falling two years after the Final Discharge Date, to initiate or join any person in initiating any Insolvency Proceedings in relation to the Issuer; or

12.1.4	to take or join in the taking of any steps or proceedings which would result in the Priorities of Payments not being observed.

13.	MEETINGS OF CERTIFICATEHOLDERS

13.1	Convening

The Trust Deed contains “Provisions for Meetings of Certificateholders” for convening separate or combined meetings of Certificateholders consider matters relating to the Residual Certificates, including, subject to Residual Certificate Condition 16 (Modification and Waiver) the modification of any provision of these Residual Certificate Conditions or the Trust Deed, which modification may be made if sanctioned by an Extraordinary Resolution.

13.2	Separate and combined meetings

The Trust Deed provides that an Extraordinary Resolution which in the opinion of the Trustee affects the Residual Certificates shall be transacted at a separate meeting of the Certificateholders.

13.3	Request from Certificateholders

A meeting of Certificateholders may be convened by the Trustee or the Issuer at any time and must be convened by the Trustee (subject to its being indemnified and/or secured and/or prefunded to its satisfaction) upon the request in writing of Certificateholders.

13.4	Quorum

The quorum at any meeting convened to vote on:

13.4.1

an Extraordinary Resolution, other than regarding a Basic Terms Modification, relating to a meeting will be one or more persons holding or representing not less than 50 per cent. of the outstanding Residual Certificates by number then in issue or, at any adjourned meeting, one or more persons being or representing holders of the outstanding Residual Certificates then in issue, whatever the number held; and

13.4.2

an Extraordinary Resolution relating to a Basic Terms Modification will be one or more persons holding or representing in the aggregate not less than 75 per cent. of the outstanding Residual Certificates by number then in issue or, at any adjourned meeting, two or more persons holding or representing not less than in the aggregate 75 per cent. of the outstanding Residual Certificates then in issue.

13.5	Resolutions in writing

A Written Resolution shall take effect as if it were an Extraordinary Resolution.

13.6	Relationship with Notes

In respect of the interests of the Certificateholders, the Trust Deed contains provisions requiring the Trustee to give priority to the interests of the Noteholders in the case of a conflict with the interests of the Certificateholders as regards all powers, trusts, authorities, duties and directions of the Trustee. The Trustee may only be directed by the Residual Holders and any Extraordinary Resolution of the Residual Holders will only be effective if the Trustee is of the opinion that the effect of the same will not be materially prejudicial to the interests of all of the classes of Noteholders ranking senior to the Residual Certificates or is sanctioned by an Extraordinary Resolution of each class of Noteholders. Except in certain circumstances, the Trust Deed imposes no limitations on the powers of the Noteholders, the exercise of which will be binding on the Residual Holders.

14.	MODIFICATION AND WAIVER

14.1	Modification

Notwithstanding anything to the contrary in any Transaction Document (but subject to Residual Certificate Condition 14.3 (Restriction on power to modify or waive), the Trustee shall, on the instruction of the holders of the Most Senior Class of Notes then outstanding (acting by Extraordinary Resolution) (or, if there are no Notes outstanding, on the instruction of the Certificateholders (acting by Extraordinary Resolution)), concur with the Issuer and any other relevant parties in making or sanctioning any modification (except in the case of a Basic Terms Modification), subject to the Trustee being indemnified and/or secured and/or prefunded to its satisfaction against all liabilities to which it may thereby become liable or which it may incur by so doing in accordance with the terms of the Trust Documents with the written consent of the Secured Creditors which are a party to the relevant Transaction Document (such consent to be conclusively demonstrated by such Secured Creditor entering into any deed or document purporting to modify such Transaction Document), but without the consent or sanction of any other Noteholders, the Certificateholders or any other Secured Creditors.

14.2	Breach

Other than in respect of any Basic Terms Modification and subject to Residual Certificate Condition 14.3 (Restriction on power to modify or waive), the Trustee shall on the instruction of the holders of the Most Senior Class of Notes then outstanding (acting by Extraordinary Resolution) or, if there are no Notes outstanding, on the instruction of the Certificateholders (acting by Extraordinary Resolution) subject to it being indemnified and/or secured and/or pre-funded to its satisfaction against all liabilities to which it may thereby become liable or which it may incur by so doing in accordance with the terms of the Trust Documents:

14.2.1

authorise or waive, on such terms and subject to such conditions (if any) as it may decide, any proposed breach or breach of any of the covenants or provisions contained in the Trust Documents, the Conditions, the Notes, the Residual Certificates, the Residual Certificate Conditions or any other of the Transaction Documents; or

14.2.2

determine, on such terms and subject to such conditions (if any) as it may decide, that any Note Event of Default or Potential Note Event of Default shall not be treated as such for the purposes of the Trust Documents, the Conditions, the Notes, the Residual Certificates, the Residual Certificate Conditions or any of the other Transaction Documents.

14.3	Restriction on power to modify or waive

Notwithstanding anything to the contrary in any Transaction Document the Trustee shall not be obliged to agree to any modification, authorisation or waiver or determination which, in the sole opinion of the Trustee would have the effect of (i) exposing itself to any Liability against which it has not been indemnified and/or secured and/or pre-funded to its satisfaction or (ii) increasing the obligations or duties, or decreasing the rights or protection, it has in the Transaction Documents and/or the Conditions.

14.4	Notification

Unless the Trustee otherwise agrees, the Issuer shall cause any such authorisation, waiver, modification or determination to be notified to the Certificateholders and the other Secured Creditors in accordance with the Notices Condition and the Transaction Documents, as soon as practicable after it has been made.

14.5	Binding Nature

Any authorisation, waiver, determination or modification referred to in Residual Certificate Condition 16.1 (Breach) shall be binding on the Certificateholders and the other Secured Creditors.

15.	PRESCRIPTION

15.1	Principal

Claims for principal in respect of the Residual Certificates will be prescribed where application for payment is made more than ten years after the due date therefor.

16.	Replacement of Residual Certificates

If any Residual Certificate is lost, stolen, mutilated, defaced or destroyed, it may be replaced at the Specified Office of the Paying Agent, subject to all applicable laws, upon payment by the claimant of the expenses incurred in connection with such replacement and on such terms as to evidence, security, indemnity and otherwise as the Issuer may reasonably require. Mutilated or defaced Residual Certificates must be surrendered before replacements will be issued.

17.	TRUSTEE AND AGENTS

17.1	Trustee’s right to Indemnity

Under the Transaction Documents, the Trustee is entitled to be indemnified and relieved from responsibility in certain circumstances and to be paid or reimbursed for any Liabilities incurred by it in priority to the claims of the Certificateholders. In addition, the Trustee is entitled to enter into business transactions with the Issuer and any entity relating to the Issuer without accounting for any profit.

17.2	Trustee not responsible for loss or for monitoring

The Trustee will not be responsible for any loss, expense or liability which may be suffered as a result of the Charged Property or any documents of title thereto being uninsured or inadequately insured or being held by or to the order of the Servicer or by any person on behalf of the Trustee. The Trustee shall not be responsible for monitoring the compliance by any of the other Transaction Parties with their obligations under the Transaction Documents.

17.3	Regard to the Certificateholders

Subject to Residual Certificate Condition 13.6, in the exercise of its powers and discretions under these Residual Certificate Conditions and the Trust Deed, the Trustee will to the extent applicable:

17.3.1

have regard to the interests of the Certificateholders as a class only and will not be responsible for any consequence for individual Certificateholders as a result of such holders being domiciled or resident in, or otherwise connected in any way with, or subject to the jurisdiction of, a particular territory or taxing jurisdiction; and

17.3.2

not have regard to the interests of the other Secured Creditors (other than the Noteholders) except to ensure the application of the Issuer’s funds after the delivery of an Enforcement Notice in accordance with the Post Enforcement Priority of Payments.

17.4	Agents solely agents of Issuer

In acting under the Agency Agreement and in connection with the Residual Certificates, the Realisation Agent, the Note Calculation Agent and the Registrar and the Paying Agent act solely as agents of the Issuer and (to the extent provided therein) the Trustee and do not assume any obligations towards or relationship of agency or trust for or with any of the Certificateholders.

17.5	Initial Agents

The Issuer reserves the right (with the prior written approval of the Trustee) to vary or terminate the appointment of any Agent and to appoint a successor paying agent, realisation agent, registrar or note calculation agent and additional or successor agents at any time, having given not less than 30 days’ notice to such agent.

18.	SUBSTITUTION OF THE ISSUER

18.1	Substitution of the Issuer

The Trustee may, with the prior written consent of the Most Senior Class of Notes (acting by way of Extraordinary Resolution) but without the consent of the

Certificateholders or any other Secured Creditor, subject to such further conditions as are specified in the Trust Deed, concur with the Issuer (at the request of the Issuer) to the substitution of a Substituted Obligor in place of the Issuer as the principal debtor in respect of the Trust Documents, the Transaction Documents, the Residual Certificates and the Secured Amounts.

18.2	Notice of Substitution of Issuer

Not later than fourteen days after any substitution of the Issuer in accordance with this Residual Certificate Condition 20, the Substituted Obligor shall cause notice of such substitution to be given to the Certificateholders and the other Secured Creditors in accordance with the Notices Condition and the other relevant Transaction Documents.

18.3	Change of Law

In the case of a substitution pursuant to this Residual Certificate Condition 20, the Trustee may with the prior written consent of the Most Senior Class of Notes (acting by way of Extraordinary Resolution) but without the consent of any other Instrumentholder or any other Secured Creditor agree, to a change of the law governing the Notes and/or any of the Transaction Documents.

18.4	No Indemnity

No Certificateholder shall, in connection with any such substitution, be entitled to claim from the Issuer any indemnification or payment in respect of any Tax consequence of any such substitution upon individual Certificateholders.

19.	NOTICES

19.1	Notice must be given in the manner provided hereunder.

19.2

Any notice or other communication under or in connection with these Residual Certificate Conditions or the Transaction Documents (a “Notice”) shall be in writing, in the English language and shall be delivered personally or sent by pre-paid recorded delivery (and air mail if overseas), by fax or by email, to the party due to receive the Notice at its address set out below or such other address as that party may specify by notice in writing to the others, received before the relevant Notice was dispatched.

19.3	In the absence of evidence of earlier receipt, a Notice shall be deemed to have been duly given:

19.3.1	if delivered personally, when left at the address referred to below;

19.3.2	if sent by mail other than air mail, two Business Days after posting it;

19.3.3	if sent by air mail, six Business Days after posting it;

19.3.4	if sent by fax, when confirmation of its transmission has been recorded on the sender’s fax machine; and

19.3.5	if sent by email, when a valid receipt of delivery or transmission is received by the sender.

19.4	Form of notices and addressees:

19.4.1	If to the Issuer:

Address:	8th Floor,
20 Farringdon Street,
London,
United Kingdom, EC4A 4AB

Attention:	The Directors

Email:

19.4.2	If to the Certificateholders:

The regular mail addresses, fax numbers and email addresses of the relevant person in whose name the Residual Certificates are registered in the Register at the time the notice is dispatched, as such addresses, fax numbers and email addresses may be reflected in the Register.

20.	GOVERNING LAW AND JURISDICTION

20.1	Governing law

The Transaction Documents and the Residual Certificates and all non-contractual obligations arising out of or in connection with them are governed by, and shall be construed in accordance with, English law.

20.2	Jurisdiction

The Courts of England are to have exclusive jurisdiction to settle any disputes that may arise out of or in connection with the Residual Certificates and the Transaction Documents (including a dispute regarding the existence, validity or termination of any of the Residual Certificates or the Transaction Documents, any non-contractual obligations arising out of or in connection with any of the Residual Certificates or the Transaction Documents or the consequences of their nullity) and accordingly any legal action or proceedings arising out of or in connection with the Residual Certificates and/or the Transaction Documents may be brought in such Courts. The Issuer has in each of the Transaction Documents irrevocably submitted to the jurisdiction of such Courts.

SCHEDULE 6

PROVISIONS FOR MEETINGS OF CERTIFICATEHOLDERS

1.	VOTING CERTIFICATES, BLOCK VOTING INSTRUCTIONS AND FORM OF PROXY

1.1	Issue of Block Voting Instructions

The holder of a Residual Certificate that is outstanding may obtain a Voting Certificate from the Issuer to issue a Block Voting Instruction by depositing such Residual Certificate with the Issuer or arranging for such Residual Certificate to be (to its satisfaction) held to its order or under its control not later than 48 hours before the time fixed for the relevant Meeting.

1.2	Issue of Form of Proxy

Any Certificateholder may obtain an uncompleted and unexecuted Form of Proxy from the Registrar.

1.3	Expiry of Validity

A Form of Proxy or Block Voting Instruction shall be valid until the release of the deposited Residual Certificates to which it relates.

A certified copy of each Block Voting Instruction or Form of Proxy and satisfactory proof of due execution (if applicable) must, if required by the Issuer, the Trustee or the Registrar, be produced by the proxy at the relevant Meeting or adjourned Meeting. If the Trustee requires, a notarised copy of each Block Voting Instruction and satisfactory proof of the identity of each Proxy named therein shall be produced at the Meeting, but the Trustee shall not be obliged to investigate the validity of any Block Voting Instructions or the authority of any Proxy.

1.4	Deemed Holder

So long as a Form of Proxy or Block Voting Instruction is valid, any Proxy named therein (including in the case of a Block Voting Instruction) shall be deemed to be the holder of the Residual Certificates to which it relates for all purposes in connection with the Meeting.

1.5	Mutually Exclusive

A Form of Proxy and a Block Voting Instruction cannot be outstanding simultaneously in respect of the same Residual Certificate.

2.	VALIDITY OF BLOCK VOTING INSTRUCTIONS AND FORMS OF PROXY

Block Voting Instructions and any Forms of Proxy shall be valid only if deposited at the registered office of the Issuer or at some other place approved by the Trustee, at least 24 hours before the time fixed for the relevant Meeting or the Chairman decides otherwise before the Meeting proceeds to business.

3.	RECORD DATE

The Issuer may fix a record date for the purposes of any Meeting or any resumption thereof following its adjournment for want of a quorum, provided that such record date is not more than 10 days prior to the time fixed for such Meeting or (as the case may be) its resumption. The person in whose name a Residual Certificate is registered in the Register on the record date at close of business in the city in which the Registrar has its Specified Office shall be deemed to be the holder of such Residual Certificate for the purposes of such Meeting.

4.	CONVENING OF MEETING

4.1	Convening of Meeting

(a)

The Issuer or the Trustee may convene a Meeting at any time. The Issuer or the Trustee shall be entitled to cancel any Meeting proposed in accordance with this Paragraph 4, provided that notice of such cancellation is provided no later than 24 hours before the time fixed for such Meeting.

(b)	Every Meeting shall be held on a date, and at a time and place, approved by the Trustee.

5.	NOTICE

5.1	Notice period and notice details

At least 21 clear days’ notice (exclusive of the day on which the notice is given and of the day on which the relevant Meeting is to be held) specifying the date, time and place of the Meeting shall be given to the relevant Certificateholders, the Registrar and the Agents (with a copy to the Issuer where the Meeting is convened by the Trustee or, where the Meeting is convened by the Issuer, with a copy to the Trustee).

5.2	Notice of proposed resolutions

The notice shall set out the full text of any resolutions to be proposed and a Certificateholder may appoint a Proxy either under a Block Voting Instruction by delivering written instructions to the Registrar or by executing and delivering a Form of Proxy to the Specified Office of the Registrar, in either case until 48 hours before the time fixed for the Meeting.

6.	CHAIRMAN

An individual (who may, but need not, be a Certificateholder) nominated in writing by the Trustee may take the chair at any Meeting but, if no such nomination is made or if the individual nominated is not present within 15 minutes after the time fixed for the Meeting, those present shall elect one of themselves to take the chair, failing which, the Issuer may appoint a Chairman. The Chairman of an adjourned Meeting need not be the same person as was the Chairman of the original Meeting. The Chairman may, before the Meeting or adjourned Meeting proceeds to business, decide to treat as valid any Form of Proxy which has not been submitted to the Specified Office of the Registrar in accordance with the requirements of Paragraph 2 (Validity of Block Voting Instructions and Forms of Proxy).

7.	QUORUM

7.1	Quorum: The quorum at any initial meeting convened to vote on:

(a)

an Extraordinary Resolution, other than regarding a Basic Terms Modification, shall be one or more persons present and representing in the aggregate not less than 50 per cent. of the outstanding Residual Certificates in number then in issue; and

(b)

an Extraordinary Resolution relating to a Basic Terms Modification, shall be one or more persons eligible to attend and vote at such meeting holding or representing in the aggregate not less than 75 per cent. of the outstanding Residual Certificates by number then in issue.

7.2	Quorum: The quorum at any adjourned meeting convened to vote on:

(a)

an Extraordinary Resolution, other than regarding a Basic Terms Modification, shall be one or more persons present and representing any outstanding Residual Certificates then in issue whatever the number held; and

(b)

a Basic Terms Modification, shall be one or more persons eligible to attend and vote at such meeting holding or representing in the aggregate not less than 75 per cent. of the Residual Certificates then in issue.

8.	ADJOURNMENT FOR WANT OF QUORUM

If within 15 minutes after the time fixed for any Meeting a quorum is not present, then:

(a)	in the case of a Meeting requested by Certificateholders, it shall be dissolved; and

(b)

in the case of any other Meeting (unless the Issuer, the Trustee otherwise agree), it shall (subject to paragraphs (i) and (ii) below) be adjourned for such period (which shall be not less than 14 days and not more than 42 days) and to such place as the Chairman determines (with the approval of the Trustee), provided that:

(i)	the Meeting shall be dissolved if the Issuer and the Trustee together so decide; and

(ii)	no Meeting may be adjourned more than once for want of a quorum.

9.	ADJOURNED MEETING

Save as provided in Paragraph 8 (Adjournment for Want of Quorum), the Chairman may, with the consent of, and shall if directed by, any Meeting adjourn such Meeting from time to time and from place to place, but no business shall be transacted at any adjourned Meeting except business which might lawfully have been transacted at the Meeting from which the adjournment took place.

10.	NOTICE FOLLOWING ADJOURNMENT

Paragraph 5 (Notice) shall apply to any Meeting which is to be resumed after adjournment for want of a quorum save that:

10.1	10 days’ notice (exclusive of the day on which the notice is given and of the day on which the Meeting is to be resumed) shall be sufficient; and

10.2	the notice shall specifically set out the quorum requirements that will apply when the Meeting resumes.

It shall not be necessary to give notice of the resumption of a Meeting that has been adjourned for any other reason.

11.	PARTICIPATION

The following may attend and speak at a Meeting:

11.1	Voters;

11.2	representatives of the Issuer, the Paying Agent or the Trustee;

11.3	the financial advisers of the Issuer, the Paying Agent or the Trustee;

11.4	the legal counsel to the Issuer, the Paying Agent or the Trustee; and

11.5	any other person approved by the Meeting or the Trustee.

12.	SHOW OF HANDS

Every question submitted to a Meeting shall be decided in the first instance by a show of hands. Unless a poll is validly demanded before or at the time that the result is declared, the Chairman’s declaration that on a show of hands a resolution has been passed, passed by a particular majority, rejected or rejected by a particular majority shall be conclusive, without proof of the number of votes cast for, or against, the resolution.

13.	POLL

A demand for a poll shall be valid if it is made by the Chairman, the Issuer, the Trustee or one or more Voters representing or holding not less than one-fiftieth of the Residual Certificates. The poll may be taken immediately or after such adjournment as the Chairman directs, but any poll demanded on the election of the Chairman or on any question of adjournment shall be taken at the Meeting without adjournment. A valid demand for a poll shall not prevent the continuation of the relevant Meeting for any other business as the Chairman directs.

14.	VOTES

14.1	Number

Every Voter shall have:

(a)	on a show of hands, one vote; and

(b)	on a poll, one vote in respect of each Residual Certificate represented or held by him.

14.2	No Obligation to exercise

Unless the terms of any Block Voting Instruction state otherwise, a Voter shall not be obliged to exercise all the votes to which he is entitled or to cast all the votes which he exercises in the same way. In the case of a voting tie the Chairman shall have a casting vote.

15.	VOTES BY PROXIES

15.1	Validity

Any vote by a Proxy in accordance with the relevant Block Voting Instruction or Form of Proxy shall be valid even if such Block Voting Instruction or Form of Proxy or any instruction pursuant to which it was given has been amended or revoked, provided that neither the Issuer, the Trustee nor the Chairman has been notified in writing of such amendment or revocation by the time which is 24 hours before the time fixed for the relevant Meeting.

15.2	Adjournment

Unless revoked, any appointment of a Proxy under a Block Voting Instruction or Form of Proxy in relation to a Meeting shall remain in force in relation to any resumption of such Meeting following an adjournment.

16.	POWERS

16.1	Power of a Meeting

(a)

Subject to Paragraph 18 (Extraordinary Resolution binds all holders) and provided that no Extraordinary Resolution of the Certificateholders shall take effect for any purpose while any of the Notes remain outstanding (unless it shall have been sanctioned by an Extraordinary Resolution of the holders of each Class of Notes or the Trustee is of the opinion that it would not be materially prejudicial to the interests of the holdings of the outstanding Notes), a Meeting shall have the power (exercisable only by Extraordinary Resolution), without prejudice to any other powers conferred on it or any other person:

(b)	to sanction or to approve a Basic Terms Modification;

(c)	to sanction any compromise or arrangement proposed to be made between, among others, the Issuer or any other party to any Transaction Document;

(d)

to sanction any abrogation, modification, compromise or arrangement in respect of the rights of, among others, the Trustee or any other party to any Transaction Document against any other or others of them or against any of their property whether such rights arise under this Trust Deed, any other Transaction Document or otherwise;

(e)

to approve the substitution of any person for the Issuer as principal debtor under the Notes other than in accordance with Condition 8.2 (Mandatory Redemption) or Condition 18 (Substitution of the Issuer) or Clause 18 (Substitution) of the Trust Deed;

(f)

to assent to any modification of this Trust Deed or any other Transaction Document which is proposed by the Issuer or any other party to any Transaction Document or any Noteholder or Certificateholder, other than those modifications which are sanctioned by the Trustee without the consent or sanction of the Noteholders in accordance with the terms of this Trust Deed;

(g)	to direct the Trustee to serve an Enforcement Notice subject to and in accordance with Residual Certificates Conditions 10 (Events of Default) and 11 (Enforcement);

(h)	to remove the Trustee;

(i)	to approve the appointment of a new Trustee;

(j)

to approve the appointment of a replacement Servicer in circumstances where the Servicer has resigned and the appointment of the replacement Servicer is not on substantially similar terms to those of the outgoing Servicer;

(k)	to authorise the Trustee and/or any Appointee to execute all documents and do all things necessary to give effect to any Extraordinary Resolution;

(l)	to discharge or exonerate the Trustee and/or any Appointee from any liability in respect of any act or omission for which it may become responsible under this Trust Deed or the Notes;

(m)	to make directions to the Trustee in connection with the breach of the Risk Retention Undertaking by the Retention Holder;

(n)

to appoint any persons as a committee to represent the interests of the Certificateholders and to confer upon such committee any powers which the Certificateholders could themselves exercise by Extraordinary Resolution;

(o)

other than pursuant to Clause 18 (Substitution) of the Trust Deed, to sanction any scheme or proposal for the exchange, sale, conversion or cancellation of the Residual Certificates for or partly or wholly in consideration of shares, stock, notes, bonds, debentures, debenture stock and/or other obligations and/or securities of the Issuer or any other company or partly or wholly in consideration of cash; or

(p)	to give any other authorisation or sanction which under the Trust Deed or any other Transaction Document is required to be given by Extraordinary Resolution.

16.2	Noteholders to bind Certificateholders

Except in the case of an Extraordinary Resolution relating to a Basic Terms Modification, any Extraordinary Resolution (or other direction in accordance with the Transaction Documents) of the Most Senior Class of Notes then outstanding shall also be binding upon the holders of all the other classes of Notes and the Residual Certificates.

16.3	Basic Terms Modifications relating to Residual Certificateholders only

A matter which is a Basic Terms Modification affecting only the holders of the Residual Certificates and which would not, in the opinion of the Trustee, be materially prejudicial to the interests of the Noteholders of any of the Classes of Notes ranking senior to the Residual Certificates shall only require an Extraordinary Resolution of the holders of the Residual Certificates then in issue and, for the avoidance of doubt, shall not require an Extraordinary Resolution of the holders of any Class of Classes of Notes.

17.	EXTRAORDINARY RESOLUTION OF RESIDUAL CERTIFICATES

Subject to Paragraph 16.3, no Extraordinary Resolution of the holders of a class or classes of Notes or the Residual Certificates which would have the effect of sanctioning a Basic Terms Modification in respect of any class of Notes or Residual Certificates shall take effect unless it has been sanctioned by an Extraordinary Resolution of the holders of each class of Notes then outstanding and the holders of the Residual Certificates then in issue.

18.	EXTRAORDINARY RESOLUTION BINDS ALL HOLDERS

18.1	Extraordinary Resolution

No Extraordinary Resolution to approve any matter other than a Basic Terms Modification shall be effective unless it is sanctioned by an Extraordinary Resolution of the holders of each class of Notes then outstanding ranking senior to the Residual Certificates (to the extent that there are Notes outstanding) unless the Trustee considers that none of the holders of each of the other classes of Notes ranking senior to the Residual Certificates would be materially prejudiced by the absence of such sanction.

18.2	Binding Nature

Subject to Paragraph 15.2 (Extraordinary Resolution of Residual Certificates) which take priority over the following, any resolution passed at a meeting of the Certificateholders duly convened and held in accordance with this Deed shall be binding upon all Certificateholders.

18.3	Notice of Voting Results

Notice of the result of every vote on a resolution duly considered by the Certificateholders shall be published (at the cost of the Issuer) in accordance with the Conditions and given to the Registrar and the Agents (with a copy to the Issuer and the Trustee) within 14 days of the conclusion of the Meeting.

19.	MINUTES

Minutes of all resolutions and proceedings at each Meeting shall be made. The Chairman shall sign the minutes, which shall be prima facie evidence of the proceedings recorded therein. Unless and until the contrary is proved, every such Meeting in respect of the proceedings of which minutes have been summarised and signed shall be deemed to have been duly convened and held and all resolutions passed or proceedings transacted at it to have been duly passed and transacted.

20.	WRITTEN RESOLUTION

A Written Resolution shall take effect as if it were an Extraordinary Resolution.

21.	FURTHER REGULATIONS

Subject to all other provisions contained in this Deed, the Trustee may without the consent of the Issuer or the Certificateholders prescribe such further regulations regarding the requisitioning and/or holding of Meetings of Certificateholders and attendance and voting at them and/or the provision of a Written Resolution as the Trustee may in its sole discretion determine.

SCHEDULE 7

FORM OF CLASS B NOTEHOLDER WRITE-DOWN NOTICE

To:	Trustee, Issuer, Agents and Realisation Agent

From:	Class B Noteholder and Seller

This notice is delivered by the Seller (under paragraph [2.15(d)(ii)(B)] / [2.20(d)] of the Repurchase Agreement) and the Class B Noteholder.

The Seller confirms that it is the sole holder of the Class B Notes and agrees to the set-off contemplated under paragraph [2.15(d)(ii)(B)] / [2.20(d)] of the Repurchase Agreement.

We confirm in our capacity as the Class B Noteholder that the Principal Amount Outstanding under the Class B Notes shall be reduced by the corresponding amount contemplated under the Repurchase Agreement being [●] and shall and request the Trustee and the Agents to take such further action as requested by the Issuer to effect the same.

We confirm that we shall not transfer any of the Class B Notes until after the Class B Set-Off Date following receipt of the payments made by Seller pursuant to the Notice.

Signed by:

Seller and Class B Noteholder

Acknowledged by

We confirm that the person signing this notice as Class B Noteholder is the holder of all the Class B Notes in the Register.

ACRE Debt 2 Plc

Acknowledged by

Elavon Financial Services D.A.C., UK Branch as Registrar

EXECUTION PAGE(S)

ISSUER

SIGNED and DELIVERED	)
as a DEED by	)
ACRE DEBT 2 PLC	)

Joint Corporate Services Limited

/s/	Director

/s/	Director

TRUSTEE

EXECUTED and DELIVERED as a DEED by
U.S. BANK TRUSTEES LIMITED
acting by its duly authorised signatories	/s/
Authorised Signatory

/s/
Authorised Signatory

Signature page to the Trust Deed